UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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VIPER ENERGY, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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NOTICE OF 2026 ANNUAL MEETING AND PROXY STATEMENT

TUESDAY

May 19, 2026

10:00 a.m. local time

Petroleum Club of Midland

501 West Wall Street

Midland, TX 79701

MESSAGE FROM OUR CHAIRMAN

STEVEN E. WEST

CHAIRMAN OF THE BOARD

[ ], 2026

Dear Viper Energy, Inc. Stockholder:

On behalf of your board of directors, I am pleased to invite you to attend our Annual Meeting of Stockholders to be held on Tuesday, May 19, 2026, at 10:00 a.m., local time, at the Petroleum Club of Midland, 501 West Wall Street, Midland, TX 79701.

It is important that your shares be represented at the meeting. Whether or not you plan to attend the meeting in person, we urge you to grant your proxy to vote your shares by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials that you received, or if you requested to receive a paper copy of the proxy card, to mark, date, sign and return the proxy card in the envelope provided. Please note that submitting a proxy will not prevent you from attending the meeting in person and voting at such meeting. Please note, however, if a broker or other nominee holds your shares of record and you wish to vote at the meeting, you must obtain from that registered holder a proxy card issued in your name.

You will find information regarding the matters to be voted on at the meeting in the proxy statement. Your interest in Viper Energy, Inc. is appreciated. We look forward to your vote at the Annual Meeting to be held on May 19, 2026.

Sincerely,

Steven E. West

Chairman of the Board

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY

MAY 19, 2026

10:00 a.m. local time

Petroleum Club of Midland

501 West Wall Street

Midland, TX 79701

TO THE STOCKHOLDERS OF VIPER ENERGY, INC.:

The Annual Meeting of Stockholders of Viper Energy, Inc. will be held on May 19, 2026 at 10:00 a.m., local time, at the Petroleum Club of Midland, 501 West Wall Street, Midland, TX 79701, for the following purposes:

1.	To elect eight directors to serve until the Company’s 2027 Annual Meeting of Stockholders;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers;

3.	To ratify the appointment of Grant Thornton LLP as the Company’s independent auditor for the fiscal year ending December 31, 2026;

4.

To approve an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes; and

5.	To transact such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.

We are providing access to our proxy materials, including this proxy statement and our 2025 Annual Report on Form 10-K, over the Internet. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”) instead of a paper copy of our proxy materials. The notice contains instructions on how to access those proxy materials over the Internet, as well as instructions on how to request a paper or email copy of our proxy materials. Those stockholders who request a paper copy of our proxy materials as provided in the Notice of Internet Availability will receive such proxy materials by mail. This electronic distribution process reduces the environmental impact and lowers the costs of printing and distributing our proxy materials.

Your vote is important. Please carefully consider the proposals and vote in one of these ways:

•	Internet – Follow the instructions on the Notice of Internet Availability or the proxy card to vote through the Internet

•	Telephone – Follow the instructions on the Notice of Internet Availability or the proxy card to vote by phone

•	Mail – If you request to receive a paper copy of our proxy materials, mark, sign, date and promptly return the proxy card in the postage-paid envelope

•	Annual Meeting – Submit a ballot at the Annual Meeting

Only stockholders of record at the close of business on March 27, 2026, or their proxy holders, may vote at the meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 19, 2026. THIS PROXY STATEMENT AND THE COMPANY’S 2025 ANNUAL REPORT ON FORM 10-K ARE AVAILABLE AT WWW.ENVISIONREPORTS.COM/VNOM.

By Order of the Board of Directors,

Will Krueger

Vice President, General Counsel and Secretary

[   ], 2026

The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders on [    ], 2026.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT

VIPER ENERGY, INC. • 2026 PROXY STATEMENT

VIPER ENERGY, INC. • 2026 PROXY STATEMENT

WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?	71
HAS GRANT THORNTON ALWAYS SERVED AS VIPER’S INDEPENDENT AUDITOR?	72
WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?	72
PROPOSAL 4: APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE THAT STOCKHOLDERS HOLDING AT LEAST 20% OF THE VOTING POWER, DETERMINED ON A NET LONG BASIS, CONTINUOUSLY FOR AT LEAST ONE YEAR, MAY CALL SPECIAL MEETINGS OF STOCKHOLDERS, AND OTHER IMMATERIAL CHANGES	73
WHAT AM I VOTING ON?	73
WHAT VOTE IS REQUIRED FOR APPROVAL	73
WHAT IS THE BOARD’S RATIONALE FOR APPROVAL	73
COMPLETE TEXT OF PROPOSED SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION	74
WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?	74
FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING	75
SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS	80
OTHER MATTERS	81
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K	81
FORWARD-LOOKING STATEMENTS	81
SCHEDULE A NON-GAAP RECONCILIATIONS	83
ADJUSTED EBITDA	83
APPENDIX A SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF VIPER ENERGY, INC.	84

VIPER ENERGY, INC. • 2026 PROXY STATEMENT

PROXY SUMMARY

THE SUMMARY BELOW HIGHLIGHTS SELECTED INFORMATION IN THIS PROXY STATEMENT. PLEASE REVIEW THE ENTIRE PROXY STATEMENT BEFORE VOTING YOUR SHARES.

VOTING MATTERS

Proposal	Board Recommendation	Page Reference
Proposal 1: Election of directors	FOR each Director	5
Proposal 2: Approve, on an advisory basis, the compensation of the Company’s named executive officers	FOR	70
Proposal 3: Ratify the appointment of our independent auditor	FOR	71
Proposal 4: Approve an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes.	FOR	73

DIRECTOR NOMINEES

				Committee Memberships
Nominee	Age	Director Since	Independent	Audit		Compensation		Nominating and Corporate Governance		Other Current Public Boards
Laurie H. Argo	54	2023	✓			✓		✓	+	1
Spencer D. Armour, III	72	2017	✓	✓		✓		✓		2
Frank C. Hu	64	2022	✓	✓				✓		1
W. Wesley Perry	69	2014	✓	✓	+	✓		✓		1
James L. Rubin	41	2014	✓	✓		✓	+			0
Travis D. Stice	64	2014								1
Kaes Van’t Hof	39	2023								1
Steven E. West+	65	2014	✓							1

+	Chairman of Board or Committee, as applicable

RECENT DEVELOPMENTS

November 2023 Conversion into Corporate Status

On November 13, 2023, Viper Energy Partners LP (the “Partnership”) converted from a Delaware limited partnership to a Delaware corporation named “Viper Energy, Inc.” (the “Conversion”). Following the Conversion, (i) the partnership interests converted to shares of Class A Common Stock (as defined below) and shares of Class B Common Stock (as defined below), which shares of Class B Common Stock are paired, on a one-to-one basis, with OpCo Units (as defined below) in the Operating Company (as defined below), our operating subsidiary, (ii) our business and affairs are overseen by our board of directors, rather than the General Partner (as defined below), and (iii) our day-to-day business is managed by our executive officers under the terms and conditions of the Services and Secondment Agreement, dated as of November 2, 2023 (the “Services

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 1

and Secondment Agreement”), pursuant to which our parent, Diamondback (as defined below), and its wholly-owned subsidiary, Diamondback E&P LLC (“Diamondback E&P”), provide personnel and general and administrative services to us, including the services of our executive officers and other employees, in a similar manner as those provided to us by the former General Partner prior to the Conversion.

2025 Drop Down

On May 1, 2025, the Company (as defined below) acquired all of the issued and outstanding equity interests in 1979 Royalties, LP and 1979 Royalties GP, LLC from Endeavor Energy Resources, LP (“Endeavor”), each a seller party and a subsidiary of Diamondback, pursuant to a definitive equity purchase agreement for consideration consisting of (i) $873 million in cash including certain customary post-closing adjustments, and (ii) the issuance of 69,626,640 OpCo Units and an equivalent number of shares of the Company’s Class B Common Stock (as defined below) (the “2025 Drop Down”). The OpCo Units and the Class B Common Stock issued in the 2025 Drop Down, as well as the OpCo Units and Class B Common Stock otherwise beneficially owned by Diamondback, are exchangeable from time to time for shares of the Company’s Class A Common Stock (as defined below) (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). The shares of Class A Common Stock that may be issued to Diamondback and/or its subsidiaries upon exchange of their OpCo Units and shares of Class B Common Stock, including those OpCo Units and shares of Class B Common Stock issued at the closing of the 2025 Drop Down, are subject to the Company’s existing registration rights agreement with Diamondback, dated as of November 13, 2023, previously filed by the Company with the Securities and Exchange Commission (the “SEC”).

Sitio Acquisition

On August 19, 2025, the Company completed a series of transactions in which Viper Energy, Inc. (formerly known as New Cobra Pubco, Inc., “New Viper”) acquired Sitio Royalties Corp. (“Sitio”), Sitio Royalties Operating Partnership, LP (“Sitio OpCo”) and their respective subsidiaries, pursuant to the Agreement and Plan of Merger, dated June 2, 2025, by and among VNOM Sub, Inc. (formerly known as Viper Energy, Inc., “Former Viper”), the Operating Company (as defined below), Sitio, Sitio OpCo, New Viper, Cobra Merger Sub, Inc. and Scorpion Merger Sub, Inc. (the “Sitio Acquisition”). Upon completion of the Sitio Acquisition, Former Viper became a wholly owned subsidiary of New Viper, as a result of a merger contemplated by the documents governing the Sitio Acquisition (such merger, the “Viper PubCo Merger”).

Upon completion of the Viper PubCo Merger, each share of Former Viper’s Class A Common Stock, issued and outstanding immediately prior to the effective time of the Viper PubCo Merger (other than certain excluded shares) was canceled and automatically converted into one share of New Viper Class A Common Stock, and each share of Former Viper’s Class B Common Stock, issued and outstanding immediately prior to the effective time of the Viper PubCo Merger was automatically canceled and converted into one share of New Viper’s Class B Common Stock.

Consideration for the Sitio Acquisition consisted of the right for Sitio and Sitio OpCo’s former equity holders (“Former Sitio Equityholders”) to receive (a) 0.4855 shares of Class A Common Stock, for each share of Sitio Class A common stock, par value $0.0001 per share, and (b) 0.4855 OpCo Units, along with a corresponding amount of Class B Common Stock, for each unit representing limited partnership interests of Sitio OpCo, subject to certain exclusions. The OpCo Units and Class B Common Stock issued in the Sitio Acquisition are exchangeable from time to time for shares of Class A Common Stock (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). Each share of Class C common stock, par value $0.0001 per share, of Sitio was automatically canceled in the transaction for no consideration and ceased to exist upon closing of the Sitio Acquisition. The shares of common stock of Former Viper and Sitio were delisted from Nasdaq and their respective reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) were terminated. As part of the Sitio Acquisition, New Viper issued 38,536,236 shares of Class A Common Stock, 35,619,951 shares of Class B Common Stock and

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 2

35,619,951 OpCo Units. In addition, at the closing of the Sitio Acquisition, the Company entered into a registration rights agreement with certain of the Former Sitio Equityholders, pursuant to which such equity holders received certain demand registration rights with respect to the shares of the Company’s Class A Common Stock that may be acquired by them in exchange for OpCo Units and shares of the Company’s Class B Common Stock.

December 2025 Internal Reorganization

On December 23, 2025, the Company (as defined below) completed an internal reorganization (the “Reorganization”), pursuant to which, among other things, each outstanding OpCo Unit of Viper Energy Partners LLC, a Delaware limited liability company and Viper’s operating subsidiary (“Old OpCo”), was converted into an equivalent OpCo Unit issued by a newly-formed subsidiary of Viper, VNOM Holding Company LLC (“New OpCo”).

Changes in “Controlled Company” Status

Prior to March 8, 2024, we were a “controlled company” under the 5000 Series Rules (consisting of Rules 5000-5999) of the Nasdaq Stock Market LLC (the “Nasdaq Rules”). Following the completion of an underwritten public offering of our Class A Common Stock by Diamondback on March 8, 2024, Diamondback beneficially owned approximately 49% of the voting power for the election of our directors. Because Diamondback’s ownership at such time decreased to less than 50%, we ceased at that time to be a “controlled company” under the Nasdaq Rules. Our board of directors has had a majority of independent directors and a standing audit committee comprised of all independent directors, but had previously elected to take advantage of certain exemptions from corporate governance requirements applicable to controlled companies under the Nasdaq Rules and, until March 8, 2024, did not have a compensation committee or a committee of independent directors that selects director nominees.

Effective as of March 8, 2024, our board of directors formed (i) the compensation committee, comprised of all independent directors, for purposes of making certain executive and other compensation decisions, and (ii) the nominating and corporate governance committee, comprised of all independent directors, for purposes of making certain nominating and corporate governance decisions, with each such committee’s rights and obligations being subject to the terms and conditions of (x) our certificate of incorporation and bylaws, (y) such committee’s charter as adopted by our board and (z) the Services and Secondment Agreement.

On May 1, 2025, immediately following the completion of the 2025 Drop Down, Diamondback beneficially owned approximately 53.7% of the Company’s outstanding common stock (approximately 52% of the common stock on a fully diluted basis after giving effect to outstanding options for the Class B Common Stock). As a result, at the closing of the 2025 Drop Down, the Company regained its status as a “controlled company” under the applicable Nasdaq Rules; however, while the controlled company exemptions were again available to the Company, the Company’s board of directors did not avail itself of these exemptions.

On August 19, 2025, immediately following the completion of the Sitio Acquisition, Diamondback’s beneficial ownership of the Company’s outstanding common stock again decreased to below 50% and, as such, the Company once again ceased to be a “controlled company” under the Nasdaq Rules. As of March 31, 2026, Diamondback beneficially owned approximately 42.3% of the outstanding voting power of the Company’s common stock.

References in this proxy statement to (i) “Viper” refer to (A) New Viper following the Viper PubCo Merger, and (B) Former Viper prior to the Viper PubCo Merger, (ii) the “Company” refer to, collectively, (A) New Viper and its consolidated subsidiaries following the Viper PubCo Merger, and (B) Former Viper and its consolidated subsidiaries prior to the Viper PubCo Merger, (iii) the “Operating Company” or “OpCo” refers (A) prior to the Reorganization, to Old OpCo, and (B) following the Reorganization, New OpCo, (iv) “Diamondback” refers

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 3

individually to Diamondback Energy, Inc. and collectively to Diamondback Energy, Inc. and its subsidiaries, other than the Company and the Operating Company and their respective subsidiaries, (v) the “General Partner” refers to Viper Energy Partners GP LLC, our general partner prior to the Conversion, (vi) the “GP Board” refers to the board of directors of the General Partner prior to the Conversion, (vii) “shares” or “per share amounts,” prior to the Conversion, refer to common units and Class B units or per unit amounts, and subsequent to the Conversion, refer to shares of Viper’s Class A Common Stock and Class B Common Stock or per share amounts, (viii) unless otherwise noted, all references to “OpCo Units” are to the units representing limited liability company interests in the Operating Company, and (ix) “Class A Common Stock” and “Class B Common Stock,” respectively, refer to (A) Class A common stock, par value $0.000001 per share of New Viper and Class B common stock, par value $0.000001 per share of New Viper, respectively, following the Viper PubCo Merger, and (B) Class A common stock, par value $0.000001 per share of Former Viper and Class B common stock, par value $0.000001 per share of Former Viper, respectively, prior to the Viper PubCo Merger.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 4

PROPOSAL 1: ELECTION OF DIRECTORS

DIRECTOR NOMINATIONS

Under the terms and conditions of our certificate of incorporation, Diamondback, our parent, has the right to (i) designate up to three persons to serve as directors of the Company, (ii) fill any vacancies created by any such Diamondback designees, and (iii) provide for an increase in the size of our board of directors to allow for the appointment of Diamondback designees (collectively, the “Diamondback Director Designation Rights”), in each case, for so long as Diamondback and any of Diamondback’s subsidiaries, collectively, beneficially own at least 25% of our outstanding common stock. Currently, there are two Diamondback designees on the Company’s board of directors—Travis D. Stice and Kaes Van’t Hof.

Subject to the Diamondback Director Designation Rights, our board of directors is focused on recruiting and nominating directors for election who will collectively provide the board with a wide range of skills, backgrounds and experiences to meet the Company’s ongoing needs and support oversight of our business strategy and priorities, while maintaining institutional knowledge. To assist the board with this process and certain other nominating and corporate governance matters, effective as of March 8, 2024, our board of directors formed its nominating and corporate governance committee and adopted the charter of the nominating and corporate governance committee, all in compliance with the applicable Nasdaq Rules. As part of its duties delegated by the board, the nominating and corporate governance committee evaluates a candidate’s character, judgment, skill set, experience, independence, other time commitments and, with respect to Diamondback’s designees, the Diamondback Director Designation Rights, as well as any other factors that the nominating and corporate governance committee deems relevant in light of the current needs of the board, and, after careful consideration, recommends nominees for the election to the board.

The nominating and corporate governance committee recognizes the value of having a broadly inclusive membership on our board of directors and takes such considerations into account when recommending directors for re-election or, when applicable, new nominees to the board. Subject to the Diamondback Director Designation Rights, in determining whether to recommend incumbent directors for re-election to the board or appoint a new director, the nominating and corporate governance committee also reviews and considers the director’s board and committee meeting attendance, director tenure and the well-roundedness of the board as a whole, and evaluates the level of support that the director’s nomination will receive at the Company’s 2026 Annual Meeting and any future annual meeting of stockholders, as applicable.

In March 2026, the nominating and corporate governance committee recommended to the board, and the board approved, the nomination of Laurie H. Argo, Spencer D. Armour, III, Frank C. Hu, W. Wesley Perry, James L. Rubin, Travis D. Stice, Kaes Van’t Hof and Steven E. West to serve for a one-year term ending at the 2027 Annual Meeting, but in any event, until his or her successor is elected and qualified, unless ended earlier due to his or her death, resignation, retirement, disqualification or removal from office. All of the director nominees, except for the two Diamondback designees to the board pursuant to the Diamondback Director Designation Rights (Mr. Stice, our former Chief Executive Officer, and Kaes Van’t Hof, our current Chief Executive Officer), are independent under the Nasdaq Rules and the applicable rules of the SEC. Assuming all of these director nominees are elected by the stockholders at the Annual Meeting, approximately 75% of our board of directors will consist of independent directors.

About Director Nominees

Under our certificate of incorporation, members of our board of directors are elected annually. In the event any nominee should be unavailable to serve at the time of the meeting, the proxies may be voted for a substitute nominee selected by the board.

Biographical information with respect to each of the eight director nominees, together with a list of competencies that contributed to the conclusion that such person should serve as a director, are presented below. Ages are as of March 27, 2026.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 5

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE EIGHT NOMINEES FOR DIRECTOR LISTED BELOW.

Laurie H. Argo. Ms. Argo has been a director since March 2023 (prior to the Viper PubCo Merger, she served as a director of Former Viper and prior to the Conversion, she served as a director of the General Partner). Since March 2022, Ms. Argo has also served on the board of directors of Solaris Energy Infrastructure, Inc. (NYSE: SEI) and is chairperson of the nominating and corporate governance committee and a member of the audit and compensation committees. Ms. Argo served on the board of the general partner of Rattler Midstream LP, referred to herein as “Rattler,” from May 2019 through August 2022 when Rattler, a publicly traded subsidiary of Diamondback, was acquired by Diamondback through a merger and taken private. From August 2018 through June 2021, Ms. Argo served as a director on the board of EVRAZ plc, a multinational, vertically integrated steel making and mining company and was a member of the audit, remuneration and stakeholder engagement committees. Since October 2017, Ms. Argo has performed consulting services for clients within the energy industry. From January 2015 until September 2017, Ms. Argo served as Senior Vice President of Enterprise Products Holdings LLC, the general partner of Enterprise Products Partners L.P., a midstream natural gas and crude oil pipeline company. From October 2014 to February 2015, Ms. Argo was President and Chief Executive Officer of OTLP GP, LLC, the general partner of Oiltanking Partners, L.P. and an affiliate of Enterprise Products Partners L.P. From January 2014 to January 2015, Ms. Argo was Vice President, NGL Fractionation, Storage and Unregulated Pipelines of Enterprise Products Partners L.P. From 2005 to January 2014, Ms. Argo held various positions in the NGL and Natural Gas Processing businesses for Enterprise Products Partners L.P., where her responsibilities included the commercial and financial management of four joint venture companies. Ms. Argo earned an MBA from National University in La Jolla, California and graduated from St. Edward’s University in Austin, Texas with a degree in Accounting. Ms. Argo has over 25 years of experience in the energy industry and continues to maintain various memberships including the National Association of Corporate Directors (NACD). Ms. Argo brings executive leadership and robust experience in the finance and oil and gas industry to the board, as well as experience managing downstream and business development segments, which we believe qualify her to serve on the board of directors. We believe that Ms. Argo’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Financial Reporting/Accounting; Industry Background; Executive Experience; Executive Compensation; and Risk Management.

Spencer D. Armour, III. Mr. Armour has been a member of the board of directors since July 2017 (prior to the Viper PubCo Merger, he served as a director of Former Viper and prior to the Conversion, he served as a director of the General Partner). Mr. Armour has over 30 years of executive and entrepreneurial experience in the energy services industry. Mr. Armour has served as a partner of Geneses Investments since February 2019. He served as President of PT Petroleum LLC in Midland, Texas from March 2013 until January 2019. He was the Vice President of Corporate Development for Basic Energy Services, Inc. from 2007 to 2008, which acquired Sledge Drilling Corp., a company Mr. Armour co-founded and served as Chief Executive Officer for from 2005 to 2006. From 1998 through 2005, he served as Executive Vice President of Patterson-UTI Energy, Inc., which acquired Lone Star Mud, Inc., a company Mr. Armour founded and served as President of from 1986 to 1997. Mr. Armour has served as a director of ProPetro Holding Corp. (NYSE: PUMP) since February 2013 and as a director of CES Energy (TSE: CEU) since December 2018. Mr. Armour also served on the Patterson-UTI Board of Directors from 1999 through 2001. Mr. Armour received a Bachelor of Science in Economics from the University of Houston and was appointed to the University of Houston System Board of Regents in 2011 by former Texas Governor Rick Perry. We believe that Mr. Armour’s extensive experience in the oil and gas industry qualifies him to serve on the board of directors. We believe that Mr. Armour’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Financial Reporting; Industry Background; Executive Experience; Executive Compensation; and Risk Management.

Frank C. Hu. Mr. Hu has been a director since April 2022 (prior to the Viper PubCo Merger, he served as a director of Former Viper and prior to the Conversion, he served as a director of the General Partner). Mr. Hu most recently served as an investment analyst and Vice President of Capital World Investors, an investment group in the Capital Group Companies, Inc., from 2003 to 2017. He previously served as a manager of project

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 6

finance in the corporate treasury department at Unocal Corporation from 2002 to 2003, and as a global energy practice consultant at McKinsey & Company from 2000 to 2002. Prior to joining McKinsey, Mr. Hu served in various roles at Atlantic Richfield Company (ARCO) from 1989 to 2000, including as Vice President of Downstream Operations and Business Development from 1998 to 2000. Mr. Hu has served as a member of the board of directors of EQT Corporation (NYSE: EQT) since October 2021, where he also serves on the audit committee, the management development and compensation committee, the innovation committee, the special litigation committee and chairs the public policy and corporate responsibility committee. Mr. Hu also currently serves as an advisory board member for the Geology & Planetary Science Division at the California Institute of Technology. Mr. Hu earned a Bachelor of Science in Engineering and a Master of Science in Engineering from Harvey Mudd College and an MBA from The Amos Tuck School at Dartmouth College. We believe that Mr. Hu’s strong executive management experience and robust experience in the finance and oil and gas industries qualify him to serve on the board of directors. We believe that Mr. Hu’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Financial Reporting/Accounting; Industry Background; Executive Experience; and Risk Management.

W. Wesley Perry. Mr. Perry has been a member of the board of directors since June 2014 (prior to the Viper PubCo Merger, he served as a director of Former Viper and prior to the Conversion, he served as a director of the General Partner). Mr. Perry has served as a director of Genie Energy Ltd. (NYSE: GNE), an independent retail energy provider, since October 2011, currently serves as the chair of its audit and nominating committees and a member of its compensation and corporate governance committees and has served as the chairman of the board of directors of Genie Energy International Corporation since September 2009. Mr. Perry also serves as chairman of PBEX, LLC, an oil and gas exploration and development company, a position he has held since July 2012. Mr. Perry has served as manager of S.E.S. Investments, Ltd., an oil and gas investment company, since 1985. He served as Chief Executive Officer of E.G.L. Resources, Inc., an oil and gas production company, from July 2008 until December 2019 and served as its President from 2003 to July 2008. Mr. Perry was a director of UTG, Inc., an insurance holding company, from 2001 to 2013 and served on its Audit Committee. Mr. Perry served on the Midland City Council from 2002 to 2008 and as Mayor of Midland from 2008 through 2014. He is the Chairman of the Milagros Foundation and a trustee of the Abell-Hangar Foundation. He has a Bachelor of Science degree in Engineering from the University of Oklahoma. We believe that Mr. Perry’s extensive experience in the oil and gas industry and his strong financial background qualify him to serve on the board of directors. We believe that Mr. Perry’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Financial Reporting/Accounting; Industry Background; Government and Regulatory; Executive Experience; Executive Compensation; and Risk Management.

James L. Rubin. Mr. Rubin has been a member of the board of directors since June 2014 (prior to the Viper PubCo Merger, he served as a director of Former Viper and prior to the Conversion, he served as a director of the General Partner). Mr. Rubin is currently the Head of Commodity Equities at BTG Pactual Asset Management US. From 2012 to 2022, Mr. Rubin served as partner, Portfolio Manager and Co-Head of Equities and as a member of Wexford Capital LP’s, referred to herein as “Wexford,” hedge fund investment committee. From 2006 to 2012, he served as an analyst and later as Vice President, focusing on Wexford’s public and private energy investments. Mr. Rubin graduated cum laude from Yale University with a Bachelor of Arts degree with honors in political science and economics. We believe that Mr. Rubin’s strong financial background qualifies him to serve on the board of directors. We believe that Mr. Rubin’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Financial Reporting/Accounting; M&A/Finance/ Capital Markets; Industry Background; Executive Experience; Executive Compensation; and Risk Management.

Travis D. Stice. Mr. Stice has served as a member of our board of directors since February 2014 (prior to the Viper PubCo Merger, he served as Chief Executive Officer and a director of Former Viper and prior to the Conversion, he served as Chief Executive Officer and a director of the General Partner). He previously served as our Chief Executive Officer from February 2014 until February 2025. He has served as Diamondback’s Chairman of the Board since February 2022 and as a director since November 2012. Mr. Stice also served as the Chief Executive Officer of Diamondback from January 2012 to May 2025 and the Chief Executive Officer and a

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 7

director of the general partner of Rattler from July 2018 to May 2025. Prior to these positions with us, Diamondback and the general partner of Rattler, Mr. Stice served as Diamondback’s President and Chief Operating Officer from April 2011 to January 2012. From November 2010 to April 2011, Mr. Stice served as a Production Manager of Apache Corporation, an oil and gas exploration and production company. Mr. Stice served as a Vice President of Laredo Petroleum Holdings, Inc., an oil and gas exploration and production company, from September 2008 to September 2010 and as a Development Manager of ConocoPhillips/Burlington Resources Mid-Continent Business Unit, an oil and gas exploration and production company, from April 2006 until August 2008. Prior to that, Mr. Stice held a series of positions of increasing responsibilities at Burlington Resources until that company was acquired by ConocoPhillips in March 2006. Mr. Stice started his career with Mobil Oil in 1985. Mr. Stice has over 38 years of experience in production operations, reservoir engineering, production engineering and unconventional oil and gas exploration and over 29 years of management experience. Mr. Stice graduated from Texas A&M University with a Bachelor of Science degree in Petroleum Engineering. He is a registered engineer in the State of Texas and is a 38-year member of the Society of Petroleum Engineers. He also serves on industry boards for the Permian Strategic Partnership, the Texas A&M Petroleum Engineering Advisory Board, and the Texas A&M Engineering Advisory Council. Additionally, Mr. Stice is on the board of the Dynamic Catholic Institute and the local community board for the Midland Chamber of Commerce. We believe Mr. Stice’s expertise and extensive industry and executive management experience make him a valuable asset to the board of directors. We believe that Mr. Stice’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; M&A/Finance/Capital Markets; Financial Reporting; Industry Background; Executive Experience; Executive Compensation; and Risk Management.

Kaes Van’t Hof. Mr. Van’t Hof has served as our Chief Executive Officer since February 2025. Prior to that position, he served as our President from March 2017 to February 2025 (prior to the Viper PubCo Merger, he served as the President and then Chief Executive Officer of Former Viper and prior to the Conversion, he served as President of the General Partner), and has served as a director since November 2023. As part of Diamondback’s leadership transition plan announced in February 2025, Mr. Van’t Hof succeeded Travis D. Stice as Chief Executive Officer and was elected to Diamondback’s board of directors at the 2025 Annual Meeting of Diamondback’s Stockholders. From February 2022 to February 2025, he served as Diamondback’s President and Chief Financial Officer. Additionally, he served as Diamondback’s Executive Vice President of Business Development from March 2019 to February 2022, as Senior Vice President—Strategy and Corporate Development from January 2017 to February 2019 and as Vice President of Strategy and Corporate Development since joining Diamondback in July 2016. Mr. Van’t Hof has also served as President and director of the general partner of Rattler since July 2018. Prior to his positions with us, Diamondback and the general partner of Rattler, Mr. Van’t Hof served as Chief Executive Officer for Bison Drilling and Field Services from September 2012 to June 2016. From August 2011 to August 2012, Mr. Van’t Hof was an analyst for Wexford responsible for developing operating models and business plans, including in connection with our initial public offering, and before that worked for the Investment Banking-Financial Institutions Group of Citigroup Global Markets, Inc. from February 2010 to August 2011. Mr. Van’t Hof was a professional tennis player from May 2008 to January 2010. Mr. Van’t Hof received a Bachelor of Science in Accounting and Business Administration from the University of Southern California. We believe Mr. Van’t Hof’s expertise in investment banking, accounting, finance, capital markets, business strategy and risk assessment, as well as his extensive industry and executive management experience, make him a valuable asset to the board of directors. We believe that Mr. Van’t Hof’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; M&A/Finance/Capital Markets; Financial Reporting; Industry Background; Environmental, Health, Safety and Sustainability; Executive Experience; Executive Compensation; and Risk Management.

Steven E. West. Mr. West has served as Chairman of the Board and as a director since February 2014 (prior to the Viper PubCo Merger, he served as the Chairman of the Board and a director of Former Viper and prior to the Conversion, he served as Chairman of the Board and a director of the General Partner). Mr. West served as a director and Chairman of the Board of the general partner of Rattler from May 2019 to August 2022. Mr. West has also served as a director of Diamondback since December 2011 and as its Chairman of the Board from

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 8

October 2012 to February 2022. He served as Diamondback’s Chief Executive Officer from January 1, 2009 to December 31, 2011. From January 2011 until December 2016, Mr. West was a partner at Wexford focusing on Wexford’s private equity energy investments. From August 2006 until December 2010, Mr. West served as senior portfolio advisor at Wexford. From August 2003 until August 2006, he was the chief financial officer of Sunterra Corporation, a former Wexford portfolio company. From December 1993 until July 2003, Mr. West held senior financial positions at Coast Asset Management and IndyMac Bank. Prior to that, he worked at First Nationwide Bank, Lehman Brothers and Peat Marwick Mitchell & Co., the predecessor of KPMG LLP. Mr. West earned a Bachelor of Science degree in Accounting from California State University, Chico. We believe that Mr. West’s background in finance, accounting and private equity energy investments, as well as his executive management skills developed as part of his career with Wexford, its portfolio companies and other financial institutions, qualify him to serve on the board of directors. In particular, we believe Mr. West’s strengths in the following core competencies provide value to our board of directors: Corporate Governance; Finance/Capital Markets; Financial Reporting/Accounting Experience; Industry Background; Executive Experience; Executive Compensation; and Risk Management.

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Summary of Director Nominee Core Competencies

The breadth of experience and wide variety of skills, qualifications and viewpoints of the director nominees embody key competencies that our nominating and corporate governance committee considers valuable to effective oversight of the Company. The following chart illustrates how the current board members individually and collectively represent these core competencies. The lack of an indicator for a particular item does not mean that the director does not possess that qualification, skill or experience, as each director is expected to be knowledgeable in all of these areas. The indicator merely represents a core competency that the director nominee brings to our board. For more information about each director nominee, see the individual biographies set forth beginning on page 6 above.

Knowledge, Skills and Experience
Corporate Governance Contributes to the board’s understanding of best practices in corporate governance matters.	●	●	●	●	●	●	●	●

Environmental, Health, Safety & Sustainability

Contributes to the board’s oversight and understanding of environmental, health, safety and sustainability issues and their relationship to our business and strategy.

			●			●	●	●

M&A/Finance/Capital Markets

Demonstrates experience in assessment and execution of strategic M&A and capital markets transactions and provides valuable insights into evaluating our capital structure, capital allocation and financial strategy.

			●		●	●	●	●
Financial Reporting/Accounting Experience Critical to the oversight of our financial statements, internal controls and financial reports.	●	●	●	●	●	●	●	●
Government, Legal & Regulatory Contributes to the board’s ability to guide us through government regulations, legal matters and public policy issues.				●		●	●

Industry Background

Offers pertinent background and knowledge to the board, providing valuable perspective on issues specific to our business, operations and strategy, including key performance indicators and the competitive environment.

	●	●	●	●	●	●	●	●

Executive Experience

Demonstrates leadership ability and provides valuable insights into operations and business strategy through a practical understanding of organizations, processes, strategy, risk management and the methods to drive profitability, stockholder returns, change and growth.

	●	●	●	●	●	●	●	●
Executive Compensation Contributes to the board’s ability to attract, motivate and retain executive talent.	●	●		●	●	●	●	●
Risk Management Contributes to the board’s oversight of the identification, assessment and prioritization of significant risks and ensures mitigation strategies are timely adopted.	●	●	●	●	●	●	●	●
Cyber Defense and Protection/Information Systems Contributes to the board’s oversight and understanding of our cyber defense and protection strategy.							●	●
Gender
Male		●	●	●	●	●	●	●
Female	●
Race/Ethnicity
African American or Black
Asian			●
Hispanic or Latinx
White	●	●		●	●	●	●	●

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CORPORATE GOVERNANCE HIGHLIGHTS

We believe that effective corporate governance should include regular constructive discussions with our stockholders. We have a proactive stockholder engagement process that encourages feedback from our stockholders. This feedback helps shape our governance practices, which include:

•

On November 13, 2023, converted from a Delaware limited partnership into a Delaware corporation in the Conversion, which enhanced corporate governance rights afforded to our stockholders, increased our Class A Common Stock’s trading volume and provided for inclusion of our Class A Common Stock into broader indices and benchmarks

•	In October 2025, our board adopted second amended and restated bylaws, which (among other things):

•	clarify and enhance procedural mechanics and disclosure requirements relating to stockholders calling special meetings and stockholder director nominations and submissions of proposals;

•

adopt a federal forum provision, selecting federal courts as the exclusive forum for claims under the Securities Act of 1933, as amended (the “Securities Act”), unless we consent in writing to the selection of an alternative forum; and

•	make other technical, conforming, modernizing and clarifying amendments

•	~75% of directors are independent under the Nasdaq Rules

•	Promote equal opportunity and inclusive culture on the board of directors and within the organization

•	33% of our board committees are chaired by gender or ethnically diverse directors

•	Active board oversight of risk and risk management

•	Implemented director overboarding policy limiting service on public company boards and audit committees

•	Independent director meetings in executive session led by the chairman of the board of directors or, if the chairman is not independent, our lead independent director

•

Maintain a comprehensive executive incentive compensation clawback policy that allows for the recoupment and/or forfeiture of certain executive officer incentive compensation and complies with the Nasdaq Rules implementing Rule 10D-1 of the Exchange Act

•	Adopted rigorous stock ownership guidelines for non-employee directors

•	Adopted and annually evaluate Corporate Governance Guidelines as another step to reinforce our commitment to sound governance practices and policies

•	Maintain a related party transaction policy

•

Maintain robust insider trading policies covering trading in our securities by our directors and executive officers and seconded employees under the Services and Secondment Agreement, also requiring that charitable donations and other gifts of common stock by our executive officers and directors be subject to the same open trading window and preapproval requirements as trades in such securities

•

Do not take material nonpublic information into account when determining the timing and terms of an equity award Annual performance evaluation of the board and its committees as part of their commitment to continuous improvement

•	Each director attended at least 75% of the 2025 board and applicable committee meetings

•	All financially literate and independent audit committee members, and at least one audit committee member qualifies as a financial expert

•	Our nominating and corporate governance committee is comprised of all independent directors under the Nasdaq Rules and applicable SEC rules

•	A majority voting standard to amend the certificate of incorporation or bylaws (with a narrow exception for provisions on Diamondback’s rights)

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CORPORATE GOVERNANCE GUIDELINES

The board has adopted our Corporate Governance Guidelines as a way to reinforce its commitment to sound governance practices and policies. These Corporate Governance Guidelines include provisions concerning the following:

•	Role and responsibilities of the board and its committees;

•	Size of the board;

•	Selection, qualifications, independence, responsibilities and tenure of directors;

•	Director resignation process;

•	Selection of chairman of the board and lead independent director;

•	Limits on other public company directorships and audit committee service;

•	Board meetings and agendas;

•	Director access to management and advisors;

•	Executive sessions of independent directors;

•	Director orientation and continuing education;

•	Annual performance evaluations of the board and its committees;

•	Director compensation;

•	Stockholder and third party communications with the board;

•	Board communications with third parties;

•	Confidentiality;

•	Stock ownership guidelines for non-employee directors;

•	Code of Business Conduct and Ethics; and

•	Conflicts of interest.

Our Corporate Governance Guidelines can be found on our website at https://www.viperenergy.com/corporate-governance/governance. You may also obtain copies of the Corporate Governance Guidelines, at no charge to you, by writing to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701.

Limits on Board Service and Audit Committee Service

Our Corporate Governance Guidelines establish the following limits on our directors serving on public company boards and audit committees:

Director Category	Limits on Public Company Boards and Audit Committee Service, including Viper
All Directors	Four Boards
Directors Who Serve as CEO of a Public Company	Two Boards
Directors Who Serve on Audit Committees	Three Audit Committees

Our Corporate Governance Guidelines provide that prior to accepting an invitation to serve on the board of another public company or other for-profit entity or accepting membership of the audit committee of the board of another public company or other for-profit entity, a director must (i) provide timely notice to the chairperson of the nominating and corporate governance committee, with a copy to the Chairman of the Board, the lead independent director, if applicable, and the Secretary, and (ii) obtain approval from the nominating and corporate

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governance committee based upon its review of the opportunity in light of factors it deems relevant, including possible conflicts of interest, whether the opportunity would create any legal or regulatory issues, or conflict with any of our corporate governance policies, the director’s status as an independent director and any constraints on the director’s time that would detract from the director’s ability to serve the Company. The nominating and corporate governance committee reviews compliance with our director overboarding policy on an annual basis. All directors are currently in compliance with our director overboarding policy related to limits on board service and audit committee service.

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DIRECTOR QUALIFICATIONS AND NOMINATION PROCESS

Skills and Qualifications We Seek in Directors

As provided by the nominating and corporate governance committee’s charter and our Corporate Governance Guidelines, and subject to the terms and conditions of our certificate of incorporation relating to the Diamondback Director Designation Rights, our nominating and corporate governance committee identifies, evaluates and recommends to our board of directors candidates with the goal of creating a balance of knowledge, experience and backgrounds.

It is our policy that potential directors should possess the highest personal and professional ethics, integrity and values, and be committed to representing the interests of our stockholders. We also require that the members of our board of directors be able to dedicate the time and resources sufficient to ensure the diligent performance of their duties on our behalf, including attending all meetings of the board of directors and applicable committee meetings. We also require that at least a majority of our directors meet the standards of independence promulgated by Nasdaq and the SEC. For a discussion of the core competencies that each director brings to our board, see “Summary of Director Nominee Core Competencies” above on page 10 and for other details relating to the director nomination process, see Proposal 1. Election of Directors—Director Nominations above on page 5 and information included below.

Board Refreshment and Composition

Our nominating and corporate governance committee is focused on ensuring that the composition of the board represents a wide range of skills, experiences and backgrounds, and is balanced and aligned with the evolving needs of the Company, subject to the Diamondback Director Designation Rights. The board ensures refreshment and continued effectiveness by evaluating the composition of the board on a periodic basis to ensure its composition reflects a range of talents, skills and expertise sufficient to provide sound and prudent guidance with respect to our operations and the interests of our stockholders. In particular, the board seeks to maintain a balance of experience in the areas of accounting and finance, management, leadership, emerging risks and oil and gas related industries, as well as other core competencies discussed under “Summary of Director Nominee Core Competencies.” As part of the board refreshment process, between 2022 and 2023, three new directors were added to the board, Laurie H. Argo, Frank C. Hu and Kaes Van’t Hof.

Additionally, it is our policy that our nominating and corporate governance committee consider equal opportunity and inclusion in its evaluation of candidates for board membership. To this end, our board believes that a wide range of viewpoints, including those that are held by candidates of different gender, race, ethnicity, background, age, thought and tenure on our board (in connection with the consideration of the renomination of an existing director), should be an important factor in board composition. To reflect this policy and to ensure a competitive recruitment process, our nominating and corporate governance committee, in accordance with its charter, seeks to include candidates meeting such qualifications in all director searches. In accordance with its charter, our nominating and corporate governance committee also ensures that these considerations are discussed in connection with each potential nominee, as well as on a periodic basis in connection with its periodic review of the composition of the board and the size of the board as a whole.

How We Select our Director Nominees

As discussed above, under the terms of our certificate of incorporation, Diamondback has the right to designate up to three persons to serve as directors of the Company for so long as Diamondback and any of its subsidiaries, collectively, beneficially own at least 25% of the outstanding common stock of the Company. Diamondback’s current designees to our board are Travis D. Stice and Kaes Van’t Hof.

The board is responsible for nominating directors and filling any vacancies that may occur between annual meetings, based upon the recommendation of our nominating and corporate governance committee, which takes

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 14

into consideration the skills and qualifications discussed above and the Diamondback Director Designation Rights. The nominating and corporate governance committee also considers the Company’s current needs and long term and strategic plans to determine the skills, experience and characteristics needed by our board. The nominating and corporate governance committee then identifies, considers and recommends director candidates to the board (subject to the Diamondback Director Designation Rights) in light of its commitment to board improvement, refreshment and inclusive culture discussed above. Generally, the nominating and corporate governance committee otherwise identifies candidates through the business and organizational contacts of our advisors, directors and management team.

The nominating and corporate governance committee, in accordance with its charter and our Corporate Governance Guidelines, takes into consideration the key qualifications and skills described above when evaluating candidates. The nominating and corporate governance committee also considers whether potential candidates will likely satisfy independence standards for service on the board and its committees and the number of public boards on which the candidate already serves.

Stockholder Nomination of Candidates and Proxy Access

Under the Company’s bylaws, we provide proxy access, permitting a stockholder, or a group of up to 20 eligible stockholders, that has continuously owned, for no less than three years, at least 3% of our outstanding common stock, to nominate and include in our proxy materials up to the greater of (i) two directors and (ii) 20% of the number of directors currently serving on the Company’s board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws.

Stockholders who wish to submit a director nomination proposal, but who do not wish to have such nomination included in the Company’s proxy materials, must notify the Company in writing of the information required by the provisions of our bylaws dealing with such stockholder proposals.

See “Submission of Future Stockholder Proposals” on page 80 for additional detail and deadlines regarding submitting director nominees.

Stockholder Rights to Call a Special Meeting

Our bylaws provide that a special meeting of stockholders may be called by the Chairman of the Board following receipt of a written request of one or more stockholders that together have continuously held, for their own accounts, beneficial ownership of at least 20% aggregate “net long position” (as such term is defined in our bylaws) of our issued and outstanding voting stock entitled to vote generally in the election of directors continuously for at least one year prior to the date such request is delivered to the Company and at the special meeting date.

See Proposal 4 for a proposal to approve an amendment to the certificate of incorporation to clarify this policy.

Majority Voting

To be elected, a director must receive a majority of the votes cast with respect to that director at the meeting. Our bylaws and Corporate Governance Guidelines provide that if the number of shares voted “FOR” a nominee who is serving as a director (an incumbent) does not exceed the votes cast “AGAINST” that director, he or she will tender his or her resignation to the board. The board will evaluate whether to accept or reject such resignation, or whether other action should be taken. Within 90 days of the certification of the stockholder vote, the board is required to decide whether to accept the resignation and publicly disclose its rationale for the decision.

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DIRECTOR INDEPENDENCE

Our Corporate Governance Guidelines provide that a majority of the board of directors must be “independent” in accordance with the Nasdaq Rules. Our board of directors has determined that six of our director nominees (Laurie H. Argo, Spencer D. Armour, III, Frank C. Hu, W. Wesley Perry, James L. Rubin and Steven E. West) meet the standards regarding independence under the Nasdaq Rules and the applicable SEC rules and are free of any relationship which, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out their responsibilities as directors of the Company. Messrs. Stice and Van’t Hof, who are the Diamondback designees pursuant to the Diamondback Director Designation Rights, do not qualify as independent under the Nasdaq Rules.

Our board of directors has determined that each current member of the audit committee is independent for purposes of serving on such committee under the Nasdaq Rules and the applicable SEC rules. In addition, our board of directors has determined that each current member of the audit committee is financially literate under the Nasdaq Rules and that Mr. Hu qualifies as an “audit committee financial expert,” as such term is defined in Item 407(d) of Regulation S-K of the Securities Act.

Our board of directors has also determined that each member of the compensation committee and the nominating and corporate governance committee meets the independence requirements applicable to those committees under the Nasdaq Rules. In addition, our board of directors determined that each member of our compensation committee is a “non-employee director” in accordance with Rule 16b-3 under the Exchange Act.

Executive Sessions of Independent Directors

Our independent directors have the opportunity to meet in an executive session following each regularly scheduled meeting of the board of directors and its committees and, pursuant to our corporate governance guidelines, meet no less than twice per year. Steven E. West, our independent Chairman of the Board, presides over executive sessions of the board of directors, and the committee chairpersons, each of whom is independent, preside over executive sessions of the committees. Our independent directors met in an executive session on seven occasions in 2025.

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BOARD LEADERSHIP STRUCTURE

Leadership of our board of directors is vested in the chairman of the board. Steven E. West serves as the chairman of our board of directors and as a director of Diamondback. Mr. West was also the chairman of the board of Diamondback from October 2012 to February 2022, when he was succeeded in that role by Mr. Stice. Our board of directors has determined that Mr. West’s roles of chairman of our board of directors and as a director of Diamondback allows the board of directors to take advantage of the leadership skills of Mr. West, and that Mr. West’s in-depth knowledge of, and experience in, our business, history, structure and organization facilitate timely communications between the board of directors of Diamondback and our board of directors.

We believe that our directors bring a broad range of leadership experience to the boardroom and regularly contribute to the thoughtful discussion involved in effectively overseeing the business and affairs of the Company. In addition, we believe that the atmosphere of our board is collegial, that all board members are well engaged in their responsibilities, and that all board members express their views and consider the opinions expressed by other directors. Six of the eight current directors on our board are independent under the Nasdaq Rules and the applicable SEC rules.

We also believe that all our independent directors have demonstrated leadership in business enterprises and other large organizations and are familiar with board processes. Our independent directors are involved in the leadership structure of our board by serving on our audit, compensation, or nominating and corporate governance committees, each having a separate independent chairperson. Specifically, the chairperson of our audit committee oversees the Company’s accounting and financial reporting processes, as well as compliance with legal and regulatory requirements. The chairperson of our compensation committee oversees our compensation policies and practices and their impact on risk and risk management. The chairperson of our nominating and corporate governance committee monitors matters such as the composition of the board and its committees, board performance and best practices in corporate governance. As such, each committee chairperson provides independent leadership for purposes of many important functions delegated by our board of directors to such committee.

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BOARD MEETINGS, COMMITTEES AND MEMBERSHIP

In 2025, our board of directors met seven times, in person or, remotely via electronic or telephonic means. In addition to these meetings, the board of directors adopted resolutions by unanimous written consent. In 2025, each director attended at least 75% of the meetings of the board of directors and the meetings of the committees on which he or she served. To the extent a director was unable to attend a meeting in 2025, he or she met telephonically with members of senior management to receive a report regarding the materials reviewed at the meeting.

Recognizing that director attendance at our Annual Meeting can provide our stockholders with an opportunity to communicate with directors about issues affecting the Company, we actively encourage our directors to attend the Annual Meeting of Stockholders. All eight of our directors attended our 2025 Annual Meeting of Stockholders in person.

Board Committee Membership

The table below shows the membership of each of the board’s committees, as well as information about each committee’s principal functions.

Audit Committee

Members	Principal Functions	Number of Meetings in 2025
W. Wesley Perry * Spencer D. Armour, III Frank C. Hu James L. Rubin

•

Reviews and discusses with management, the Company’s independent auditor and the Company’s independent Sarbanes-Oxley compliance and internal audit advisors, matters regarding the integrity of our accounting policies, internal controls, financial statements, accounting and auditing processes and risk management compliance, including cybersecurity risks.

•

Monitors and oversees our accounting, auditing and financial reporting processes generally, including the qualifications, independence and performance of the independent auditor.

•

Monitors our compliance with legal and regulatory requirements.

•

Establishes procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

•

Reviews and approves related party transactions.

•

Appoints, evaluates, terminates, and determines the compensation of, our independent auditor.

•

Pre-approves audit and permissible non-audit services to be performed by the independent auditor.

•

Prepares the report required by the SEC for the inclusion in our annual proxy statement.

•

Reviews and reassesses the adequacy of the audit committee charter on a periodic basis.

•

Informs our independent auditor of the audit committee’s understanding of significant relationships and transactions with related parties and reviews and discusses with our independent auditors the auditor’s evaluation of our identification of, accounting for and disclosure of our relationships and transactions with related parties, including any significant matters arising from the audit regarding our relationships and transactions with related parties.

•

Prepares for the board of directors an annual performance evaluation of the committee.

4

*	Committee Chairperson.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 18

Compensation Committee

Members	Principal Functions	Number of Meetings in 2025
James L. Rubin* Laurie H. Argo Spencer D. Armour, III W. Wesley Perry

•

Subject to the Services and Secondment Agreement and in consultation with Diamondback, establishes our general compensation philosophy and objectives.

•

Reviews and recommends to the board of directors, on an annual basis, the Company’s performance-based criteria, targets and methodologies applicable to any compensation, including equity compensation, of our Chief Executive Officer and other executive officers seconded to us under the Services and Secondment Agreement that may be granted to them in addition to the compensation provided by Diamondback for their respective services to the Company.

•

Periodically consults with Diamondback regarding the succession plan for the Chief Executive Officer and with the Chief Executive Officer regarding the succession plan for other members of senior management seconded to us by Diamondback.

•

Subject to the Services and Secondment Agreement, reviews and consults with Diamondback regarding any new, or any material amendments to, any employment agreements, severance arrangements and plans, retention agreements, participation agreements, change in control provisions and agreements and any special supplemental benefits applicable to the Chief Executive Officer and other executive officers for which we will be obligated to reimburse, in whole or in part, Diamondback.

•

Reviews and recommends to the board of directors, the Company’s incentive compensation and equity-based plans and award agreements, which includes the ability to adopt, amend and terminate such plans and agreements.

•

Where appropriate, or required, makes recommendations to our stockholders with respect to incentive compensation and equity-based plans.

•

Periodically reviews the compensation plans and policies under which any compensation may be granted by us to seconded employees for their services to us.

•

Reviews and recommends to the board of directors, any allocation of annual equity compensation that may be awarded by the Chief Executive Officer to non-executive employees seconded by Diamondback to us.

•

Consults with Diamondback regarding the risk assessment of compensation arrangements applicable to the executive officers and other employees seconded to us by Diamondback.

•

Reviews and discusses, at least annually, the relationship between risk management policies and practices and compensation.

1

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 19

•

Oversees the risk assessment of any separate compensation arrangements provided by us to the seconded executive officers and other employees.

•

Administers the Company’s incentive compensation and equity-based plans, including the grant of stock options, restricted awards and other equity awards under such plans.

•

Reviews and makes recommendations to our board of directors with respect to non-employee director compensation.

•

Subject to the Services and Secondment Agreement, periodically reviews the adequacy of our stock ownership guidelines for the Chief Executive Officer, other executive officers and non-employee directors, and recommends any amendments of the stock ownership guidelines to our board of directors and annually monitors compliance with such guidelines.

•

Conducts a periodic performance evaluation of the committee.

•

Reviews and reassesses the adequacy of the compensation committee charter and recommends any proposed changes to the board of directors for approval.

•

Advises the board of directors regarding the stockholder advisory votes on executive compensation and golden parachutes, including the frequency of such votes.

•

Administers our clawback policy in compliance with Rule 10D-1 under the Exchange Act and the Nasdaq Rules, including the ability to amend, modify or terminate such policy, or, to the extent the board of directors or the audit committee has determined that an accounting restatement is necessary, reviews and considers whether such restatement requires recoupment of incentive-based compensation received by current or former executive officers and other employees seconded to us, in accordance with the terms of such policy.

•

Annually reviews and considers the stockholder advisory vote on executive compensation when determining policies and making decisions on executive compensation.

•

Has the sole authority to appoint, compensate and oversee work of any compensation consultant and other advisors with respect to executive compensation and assistance with other charter responsibilities and determines any conflict of interest with respect to such compensation consultant.

*	Committee Chairperson.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 20

Nominating and Corporate Governance Committee

Members	Principal Functions	Number of Meetings in 2025
Laurie H. Argo* Spencer D. Armour, III Frank C. Hu W. Wesley Perry

Subject, in each case, to the Diamondback Director Designation Rights:

•

Assists the board of directors in developing criteria for, and identifying and evaluating individuals qualified to serve as, members of our board of directors.

•

Identifies and recommends director candidates to the board of directors to be submitted for election at the annual meeting of stockholders and to fill any vacancies on the board of directors.

•

Conducts and oversees the self-evaluation of the board of directors and each of its committees and reports the results of such evaluations to the board of directors.

•

Evaluates candidates for board of directors’ membership, including those recommended by stockholders of the Company.

•

Periodically reviews and makes recommendations regarding the composition and size of the board of directors and each of its committees.

•

Annually recommends to the board of directors the chairpersons and members of each of the board of directors’ committees.

•

Reviews any director resignation letter tendered in accordance with the Company’s director resignation policy, and evaluates and recommends to the board of directors whether such resignation should be accepted.

•

Reviews and makes recommendations to the board of directors regarding significant stockholder concerns and stockholder proposals related to corporate governance matters.

•

Annually reviews and reassesses the adequacy of the Company’s Corporate Governance Guidelines and recommends any proposed changes to the board of directors for approval.

•

Periodically reviews and reassesses the adequacy of our certificate of incorporation and Bylaws, as may be amended or restated from time to time, and other corporate governance related documents and recommends any proposed changes to the board of directors for approval.

•

Conducts an annual performance evaluation of the committee.

•

Reviews and reassesses the adequacy of the nominating and corporate governance committee charter on an annual basis and recommends any proposed changes to the board of directors for approval.

1

*	Committee Chairperson.

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Committee Charters

The charters for our audit committee, compensation committee and nominating and corporate governance committee can be found on our website at https://www.viperenergy.com/corporate-governance/governance. You may also obtain copies of these charters at no charge to you, by writing to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701.

ANNUAL BOARD AND COMMITTEE EVALUATIONS

The board is committed to continuous improvement with respect to its ability to carry out its responsibilities. In accordance with our Corporate Governance Guidelines and the charters of each board committee, the board and each of its committees annually conduct a comprehensive evaluation process. These board and committee evaluations are a critical tool in assessing the composition and effectiveness of the board and each of its committees and present the opportunity to identify areas of strength and areas capable of improvement. Our nominating and corporate governance committee oversees the annual board and committee evaluation process, which is described in more detail below.

Our board and committee written evaluations cover the following topics:

•	board and committee responsibilities and effectiveness;

•

board and committee size, structure and composition, including assessment of skills, experience, occupational and personal backgrounds, as well as considerations relating to the Diamondback Director Designation Rights;

•	board culture and dynamics, including the effectiveness of discussion and debate at board and committee meetings;

•	strategic planning and oversight;

•	the quality of board and committee agendas and meeting materials;

•	access to resources, including management and outside advisors; and

•	board and individual committee performance.

THE BOARD’S ROLE IN RISK OVERSIGHT

As a public company focused on owning and acquiring mineral and royalty interests in oil and natural gas properties primarily in the Permian Basin, we face a number of risks applicable to the oil and natural gas industry and to us and our operators, including risks associated with supply of, and demand for, oil, natural gas and natural gas liquids, volatility of oil, natural gas and natural gas liquid prices, production risks, depletion of reserves attributable to our mineral and royalty interests, actions taken by the members of OPEC and its non-OPEC allies affecting the production and pricing of oil, as well as other domestic and global political, economic or diplomatic developments, environmental and other government regulations, taxes, weather conditions that can affect oil and natural gas operations on our mineral and royalty acreage, adequacy of our insurance coverage, political instability or armed conflict in oil and natural gas producing regions, and the overall economic environment.

Management is responsible for the day-to-day management of the risks we face, while our board of directors, as a whole and through its committees, has responsibility for the oversight of enterprise-wide risk management. In its risk oversight role, our board of directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

Our board of directors believes that full and open communication between management and the board of directors is essential for effective risk management and oversight. Our board of directors meets regularly with

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 22

our executive officers to discuss strategy and risks facing the Company. Our executive officers regularly attend our board meetings and are available to address any questions or concerns raised by the board on risk management-related and any other matters. Other members of our management team periodically attend the board meetings or are otherwise available to confer with our board, to the extent their expertise is required to address risk management matters. Periodically, our board of directors receives presentations from senior management on strategic matters involving our operations. During such meetings, our board of directors also discusses strategies, key challenges, and risks and opportunities for the Company with senior management.

Committee Risk Oversight Responsibilities

While our board of directors is ultimately responsible for Company-wide risk oversight, the board’s three committees assist the board in fulfilling its oversight responsibilities in certain areas of risk.

The audit committee assists the board in fulfilling its oversight responsibilities with respect to risk management in the areas of financial reporting, internal controls and compliance with legal and regulatory requirements, and discusses policies with respect to risk assessment and risk management, including with respect to cybersecurity, which plays an integral role in our risk management strategy and continues to be an increasing area of focus for our board, the audit committee and our management team. For additional information, see “Cybersecurity Risk Management Strategy” below. Additionally, the audit committee assists the board in fulfilling its oversight responsibilities with respect to specific matters that the board believes may involve conflicts of interest.

The compensation committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with the equity grants under and administration of our long term incentive plan or “LTIP” (as described under the heading of this proxy statement entitled “Long Term Equity Incentive Compensation”) and any other compensation policies and programs that may be implemented by the board or the compensation committee in the future. However, as discussed in more detail in this proxy statement under the heading “Compensation Discussion and Analysis,” we do not have any employees and our day-to-day business is managed by Diamondback under the terms and conditions of the Services and Secondment Agreement, pursuant to which Diamondback provides certain management services to us, including services of our executive officers, all of whom are compensated by Diamondback.

The nominating and corporate governance committee assists the board in fulfilling its oversight responsibilities with respect to the management of risks associated with the board’s organization, membership and structure and corporate governance, subject to the provisions of our certificate of incorporation for the Diamondback Director Designation Rights.

Cybersecurity Risk Management Strategy

Diamondback provides us with personnel and general and administrative services pursuant to the Services and Secondment Agreement, including the personnel and infrastructure that underlie our cybersecurity risk management program. In connection therewith, Diamondback has implemented and invested in, and will continue to implement and invest in, controls, procedures and protections (including internal and external personnel) that are designed to protect Diamondback’s systems, identify and remediate, on a regular basis, vulnerabilities in Diamondback’s systems and related infrastructure and monitor and mitigate the risk of data loss and other cybersecurity threats. Diamondback has also engaged third-party consultants to conduct penetration testing and risk assessments. Diamondback’s cybersecurity program is informed by the National Institute of Standards and Technology (“NIST”) Cybersecurity Framework and measured by the Maturity and Risk Assessment Ratings associated with the NIST Cybersecurity Framework and the Capability Maturity Model Integration.

Diamondback’s cybersecurity risk management program is integrated into its overall enterprise risk management program, which integrates our enterprise risk management program, and shares common methodologies, reporting channels and governance processes that apply across the enterprise risk management program to other legal, compliance, strategic, operational, and financial risk areas that apply to us.

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Diamondback’s cybersecurity risk management program, which it provides to us under the Services and Secondment Agreement, includes:

•

risk assessments designed to help identify material cybersecurity risks to critical systems, information, products, services, and the broader enterprise IT and operational technology (“OT”) environments;

•	a security team principally responsible for managing (i) cybersecurity risk assessment processes, (ii) security controls, and (iii) its response to cybersecurity incidents;

•	the use of external service providers, where appropriate, to assess, test, train or otherwise assist with aspects of its security controls;

•	security tools deployed in the IT and OT environments for protection against and monitoring for suspicious activity;

•	cybersecurity awareness training of its employees, including incident response personnel and senior management, including those who provide these services for us;

•	cybersecurity tabletop exercises for members of its cybersecurity incident response team and legal department;

•	a cybersecurity incident response plan that includes procedures for responding to cybersecurity incidents; and

•

a third-party risk management process for service providers, which may include diligence, assessments and/or contractual requirements, depending on each service provider’s operational criticality and relative risk profile.

While our board of directors is ultimately responsible for enterprise-wide risk oversight, the board’s committees assist the board in fulfilling its oversight responsibilities in certain areas of risk. In particular, the board’s audit committee is responsible, among other things, for risk management relating to legal and regulatory requirements, including cybersecurity, which plays an integral role in our risk management strategy and continues to be an area of increasing focus for our board, the audit committee and management.

The audit committee of the board of directors receives quarterly updates from Diamondback’s Senior Vice President and Chief Information Officer on the status of Diamondback’s cybersecurity governance program, including as related to new or developing initiatives and any significant security incidents that may occur, to the extent relevant to our program. Board members also receive presentations on cybersecurity topics from Diamondback’s Senior Vice President and Chief Information Officer as part of the board’s continuing education on topics that impact public companies.

Diamondback’s cybersecurity governance program also includes processes to assess cybersecurity risks related to third-party service providers, suppliers and vendors.

CODE OF BUSINESS CONDUCT AND ETHICS

Our board of directors previously adopted a Code of Business Conduct and Ethics designed for directors, seconded executive officers and other employees to ensure clarity regarding our expectations. Our Code of Business Conduct and Ethics embodies our commitment to conduct our businesses in accordance with our core values, all applicable laws, rules and regulations and the highest ethical standards. Our Code of Business Conduct and Ethics applies to all directors, executive officers, including the Chief Executive Officer, the Chief Financial Officer, principal accounting officer and controller and persons performing similar functions, and all other employees seconded to us by Diamondback. Our Code of Business Conduct and Ethics covers various topics including, among others, compliance and reporting, public disclosure, financial statements and other records, compliance with applicable laws, rules and regulations, conflicts of interest, corporate opportunities, confidentiality, fair dealing, anti-discrimination, anti-harassment, protection and use of firm assets and the

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 24

limited process for waivers. Our Code of Business Conduct and Ethics is also focused on compliance with applicable laws, rules and regulations, governing, among others, insider trading, and establishes reporting and complaint procedures.

Amendments to or waivers from the Code of Business Conduct and Ethics will be disclosed on our website. We have also made the Code of Business Conduct and Ethics available on our investor website under the “Governance” section at https://www.viperenergy.com/corporate-governance/governance. You may also obtain copies of our Code of Business Conduct and Ethics at no charge to you, by writing to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701.

COMMUNICATIONS WITH THE BOARD

Individuals may communicate with our board of directors or individual directors by writing to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701. Our Secretary will review all such correspondence and forward to our board of directors a summary of all such correspondence and copies of all correspondence that, in the opinion of our Secretary, relates to the functions of our board of directors, or any committee thereof, or that he otherwise determines requires their attention. Directors may review a log of all such correspondence received by us and request copies. Concerns relating to accounting, internal control over financial reporting or auditing matters will be immediately brought to the attention of the chairperson of the audit committee and handled in accordance with the audit committee procedures established with respect to such matters.

DIRECTOR COMPENSATION

Directors who are not executive officers of the Company or employees of Diamondback or its subsidiaries, as applicable, and Mr. Stice receive compensation as “non-employee directors” as set by our board of directors. Further details regarding our director compensation in 2025 are set forth under the heading “Compensation Tables—2025 Director Compensation.”

HUMAN CAPITAL

We do not have any employees. As discussed above, the business and affairs of the Company are overseen by our board of directors, and Diamondback provides personnel and general and administrative services to the Company, including the services of the executive officers and other employees, pursuant to the Services and Secondment Agreement. All of the individuals that conduct our business, including our executive officers, are employed by Diamondback.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 25

AUDIT COMMITTEE REPORT

The audit committee is responsible for providing independent, objective oversight for the integrity of the Company’s financial reporting process and internal control system. Other primary responsibilities of the audit committee include the review, oversight and appraisal of the qualifications, independence and audit performance of the Company’s independent registered public accounting firm and providing an open venue for communication among the independent registered public accounting firm, financial and senior management, our internal auditor and the board of directors of the Company. A more detailed description of the responsibilities of the audit committee is set forth in its written charter, which is posted on our website at https://www.viperenergy.com/corporate-governance/governance. The following report summarizes certain of the audit committee’s activities with respect to its responsibilities during 2025.

Review with Management and Independent Registered Public Accounting Firm

The audit committee has reviewed and discussed with management and Grant Thornton LLP, an independent registered public accounting firm, the audited consolidated financial statements of the Company for the year ended December 31, 2025.

Controls and Procedures

The audit committee discussed with management and Grant Thornton LLP, the quality and adequacy of the Company’s disclosure controls and procedures. The audit committee also reviewed and discussed with management and Grant Thornton LLP, the Company’s system of internal control over financial reporting in compliance with Section 404 of the Sarbanes-Oxley Act of 2002.

Discussions with Independent Auditing Firm

The audit committee has discussed with Grant Thornton LLP, independent auditor for the Company, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. The audit committee has received the written disclosures and the letter from Grant Thornton LLP required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with that firm its independence from the Company.

Recommendation to the Board of Directors

Based on its review and discussions noted above, the audit committee recommended to the board of directors that the audited financial statements and management’s report on internal control over financial reporting, be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025.

AUDIT COMMITTEE

W. Wesley Perry, Chairperson

Spencer D. Armour, III

Frank C. Hu

James L. Rubin

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 26

EXECUTIVE OFFICERS

The following table sets forth the name, age and positions of each of our executive officers as of March 27, 2026.

Name	Age	Position
Kaes Van’t Hof	39	Chief Executive Officer
Teresa L. Dick	56	Executive Vice President, Chief Financial Officer and Assistant Secretary
Al Barkmann	44	Executive Vice President and Chief Engineer
Austen Gilfillian	33	President
Will Krueger	46	Vice President, General Counsel and Secretary

Biographical information for Mr. Van’t Hof is set forth in this proxy statement under the heading “Director Nominations – About Director Nominees.”

TERESA L. DICK. Ms. Dick has served as our Chief Financial Officer, Executive Vice President and Assistant Secretary since February 2017 and served as our Chief Financial Officer, Senior Vice President and Assistant Secretary from February 2014 to February 2017 (prior to the Viper PubCo Merger, she served as Chief Financial Officer, Executive Vice President and Assistant Secretary of Former Viper and prior to the Conversion, she served as Chief Financial Officer, Executive Vice President and Assistant Secretary and Chief Financial Officer, Senior Vice President and Assistant Secretary, as applicable, of the General Partner). She has also served as Diamondback’s Executive Vice President and Chief Accounting Officer since March 2019. Ms. Dick served as Diamondback’s Executive Vice President and Chief Financial Officer from February 2017 to February 2019, as its Assistant Secretary since October 2012, as its Chief Financial Officer and Senior Vice President from November 2009 to February 2017 and as its Corporate Controller from November 2007 until November 2009. From June 2006 to November 2007, Ms. Dick held a key management position as the Controller/Tax Director at Hiland Partners, a publicly traded midstream energy master limited partnership. Ms. Dick has over 25 years of accounting experience, including public company experience in both audit and tax areas. Since March 2021, Ms. Dick has served as a director of Bank7 Corp. (Nasdaq: BSVN) and is a member of the audit and nominating and corporate governance committees. Ms. Dick received her Bachelor of Business Administration degree in Accounting from the University of Northern Colorado. She is a certified public accountant and a member of the American Institute of CPAs and the Council of Petroleum Accountants Societies.

AL BARKMANN. Mr. Barkmann has served as our Executive Vice President and Chief Engineer since April 2024 (prior to the Viper PubCo Merger, he served as Executive Vice President and Chief Engineer of Former Viper) and as Executive Vice President and Chief Engineer of Diamondback since February 2024. Prior to his current positions with us and Diamondback, he served as Diamondback’s Senior Vice President of Reservoir Engineering from November 2021 to February 2024, as Vice President of Reservoir Engineering from February 2019 to November 2021, and as Reservoir Engineering Manager after joining Diamondback in November 2018. Before joining Diamondback, Mr. Barkmann worked for Energen Resources Corporation from May 2006 to November 2018, serving in various capacities of increasing responsibility, most recently as Reservoir Engineering Manager, where he coordinated all aspects of Reservoir Engineering for Energen’s horizontal shale development program. Mr. Barkmann graduated from Louisiana State University with a Bachelor of Science in Petroleum Engineering.

AUSTEN GILFILLIAN. Mr. Gilfillian has served as our President since February 2025. Prior to holding this position, he served as Vice President of Viper from February 2024 to February 2025, as General Manager of Viper from February 2022 to February 2024 (prior to the Viper PubCo Merger, he served as Vice President and then President of Former Viper and prior to the Conversion, he served as General Manager of the General Partner) and prior to February 2022 he served in various roles in Diamondback’s finance group after joining Diamondback in September 2017. Mr. Gilfillian graduated from Trinity University with a Bachelor of Science in Business Administration and Economics.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 27

WILL KRUEGER. Mr. Krueger has served as Vice President, General Counsel and Secretary since February 2026. Previously he served as Vice President – Legal of Viper from September 2024 to February 2026. Before joining Viper, Mr. Krueger was a member of the Board of Managers and served as Vice President of Legal, General Counsel, and Secretary of Endeavor Energy Resources from February 2022 to September 2024 and as Associate General Counsel from December 2016 to February 2022. Prior to joining Endeavor, Mr. Krueger was a shareholder in the Midland, Texas based law firm of Lynch, Chappell & Alsup, P.C., serving as President and Managing Shareholder from 2014 to 2016. While at Lynch, Chappell & Alsup, Mr. Krueger’s primary areas of practice were mergers and acquisitions, corporate securities, and general corporate and transactional matters. Mr. Krueger holds a Bachelor of Arts degree in Political Science from Texas A&M University and a Juris Doctorate degree from Southern Methodist University Dedman School of Law.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 28

COMPENSATION DISCUSSION AND ANALYSIS

Executive Summary

This compensation discussion and analysis identifies Viper’s named executive officers (“NEOs”) for 2025, describes the Company’s executive compensation program, including the objectives and rationale for each element of compensation, and presents the compensation outcomes for our NEOs relative to our 2025 performance.

Named Executive Officers

For 2025, our NEOs are listed below. There were no other executive officers of the Company during 2025.

•	Travis D. Stice – Former Chief Executive Officer(1)

•	Kaes Van’t Hof – Chief Executive Officer(2)

•	Teresa L. Dick – Executive Vice President, Chief Financial Officer and Assistant Secretary

•	Al Barkmann – Executive Vice President and Chief Engineer

•	Austen Gilfillian – President

•	Matt Zmigrosky – Former Executive Vice President, General Counsel and Secretary(3)

(1)	Mr. Stice served as our Chief Executive Officer until February 2025 when he retired. He continues to serve on our board of directors.
(2)	In February 2025, Mr. Van’t Hof was promoted to Chief Executive Officer.
(3)

Mr. Zmigrosky served as our Executive Vice President, General Counsel and Secretary until February 2026. In February 2026, Mr. Krueger was promoted to Vice President, General Counsel and Secretary. Mr. Zmigrosky continues to serve as the Executive Vice President, Chief Legal and Administrative Officer and Secretary of Diamondback.

Biographical information for Mr. Stice, Mr. Van’t Hof and each of our other NEOs can be found beginning on page 7 and beginning on page 27, respectively.

2025 and Q1 2026 Operational and Financial Performance Highlights and Key Strategic Transactions

STOCKHOLDER INITIATIVES AND RETURN ON INVESTMENT

•

On October 31, 2025, adopted the second amended and restated bylaws, clarifying and enhancing procedural mechanics and disclosure requirements relating to stockholders calling special meetings and stockholder director nominations and submissions of proposals, among others.

• Declared base and variable dividends of $2.20 per share of Class A Common Stock during the full year 2025.

FINANCIAL STRENGTH	• Generated full year 2025 consolidated net loss (including non-controlling interest) of $206 million; net loss attributable to Viper of $68 million, or $(0.48) per share of Class A Common Stock.

•

Generated full year 2025 consolidated adjusted EBITDA of $1.3 billion (adjusted EBITDA is a non-GAAP financial measure; please refer to Schedule A appended to this proxy statement for a definition and reconciliation).

• Received $48 million in lease bonus income.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 29

PORTFOLIO STRENGTH	• Increased proved reserves year over year by 107% from year-end 2024 (increasing oil reserves by 106%), with year-end 2025 proved reserves totaling 406,035 MBOE (78% PDP, 48% oil).

• Achieved full year 2025 average production of 48,973 BO/d (95,126 BOE/d).

• 2,085 total gross (42.0 net 100% royalty interest) horizontal wells turned to production on Viper’s Permian Basin acreage during 2025 with an average lateral length of 11,618 feet.

• At December 31, 2025, our footprint of mineral and royalty interests totaled 96,003 net royalty acres, of which 35% were operated by Diamondback.

PORTFOLIO MANAGEMENT

•

On February 3, 2025, we completed an underwritten public offering of 28,336,000 shares of our Class A common stock, which included 3,696,000 shares issued pursuant to an option to purchase additional shares of Class A common stock granted to the underwriters, at a price to the public of $44.50 per share, for total net proceeds of approximately $1.2 billion, after the underwriters’ discount and transaction costs (the “2025 Equity Offering”).

•

On February 14, 2025, completed the acquisition of approximately 1,691 net royalty acres located in Howard County, Texas from Morita Ranches Minerals, LLC (“Morita Ranches”) for a purchase price of (i) $208 million in cash and (ii) 2,400,297 OpCo Units together with an equal number of shares of Class B Common Stock issued to certain affiliate designees of Morita Ranches (the “Morita Ranches Equity Recipients”), subject to certain transaction costs and post-closing adjustments (the “Morita Ranches Acquisition”). We funded the cash consideration for the Morita Ranches Acquisition with proceeds from the 2025 Equity Offering.

•

On May 1, 2025, completed the 2025 Drop Down acquiring all of the issued and outstanding equity interests in 1979 Royalties, LP and 1979 Royalties GP, LLC from Endeavor for consideration consisting of (i) $873 million in cash including certain customary post-closing adjustments, and (ii) the issuance of 69,626,640 OpCo Units and an equivalent number of shares of the Company’s Class B Common Stock, adding approximately 24,446 net royalty acres in the Permian Basin.

•

On August 19, 2025, completed the Sitio Acquisition, an all-equity transaction valued at approximately $4.0 billion, including customary transaction costs and post close adjustments, for consideration consisting of (i) 0.4855 shares of Class A Common Stock, for each share of Sitio Class A common stock, par value $0.0001 per share, and (ii) 0.4855 OpCo Units, along with the corresponding amount of Class B Common Stock, par value $0.000001 per share, for each unit representing limited partnership interests of Sitio OpCo, subject to certain exclusions, adding approximately 25,300 net royalty acres located in the Permian Basin and approximately 9,000 net royalty acres outside of the Permian Basin that were subsequently divested.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 30

•

During the year ended December 31, 2025, acquired, in individually insignificant transactions from unrelated third-party sellers, mineral and royalty interests representing 515 net royalty acres in the Permian Basin for an aggregate net purchase price of approximately $140 million, including customary closing adjustments.

•

On February 9, 2026, divested all of our non-Permian assets, including those acquired from Sitio, for net cash proceeds of approximately $617 million, subject to customary purchase price adjustments, consisting of approximately 9,400 net royalty acres with production of approximately 4,750 BO/d as of February 25, 2026.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 31

EXECUTIVE COMPENSATION POLICY AND OBJECTIVES

We do not have any employees. The business and affairs of the Company are overseen by our board of directors. As discussed above, Diamondback provides personnel and general and administrative services to the Company, including the services of the executive officers and other employees, pursuant to the Services and Secondment Agreement. All of the individuals that conduct our business, including our executive officers, are employed and compensated by Diamondback or its wholly-owned subsidiary Diamondback E&P.

All of our executive officers have responsibilities to us and Diamondback and allocate their time between managing our business and managing the businesses of Diamondback, except for Austen Gilfillian, who has served as President of Viper since February 20, 2025, and Will Krueger, who has served as Vice President, Secretary and General Counsel since February 18, 2026, who both dedicate 100% of their time to Viper. Since all of our NEOs are employed and compensated by Diamondback or Diamondback E&P, the responsibility and authority for compensation-related decisions for them resides with Diamondback’s compensation committee. Diamondback has the ultimate decision-making authority with respect to the total compensation of the executive officers that are employed by Diamondback and seconded to us, including the portion of that compensation that is allocated to us pursuant to Diamondback’s allocation methodology, provided, however, that any equity awards made to our executive officers and other seconded employees under the LTIP (as defined below), as additional compensation for their services to Viper, are made by the compensation committee.

Beginning in 2024, under the Services and Secondment Agreement Diamondback is required to determine, reasonably and in good faith, the percentage of the seconded employees’ time spent providing services to us and provide details of such determination to our board of directors. Further, under the Services and Secondment Agreement, prior to the end of each calendar year, Diamondback is required to deliver a draft of the estimated annual budget (and supplement the subsequently revised budget) for seconded services to us covering the following year to our board of directors for review, and will consider any comments or modifications proposed by our board to the draft budget. Except for the foregoing limitations, any compensation decisions by Diamondback with respect to the seconded executive officers, including our NEOs and other seconded employees, are not and will not be subject to any approvals by our board of directors or any committees thereof. As discussed above, however, all determinations with respect to any equity awards that are or may be made from time to time to our executive officers, other key seconded employees and non-employee directors under the LTIP following the Conversion are made by the board’s compensation committee.

Our executive officers and other employees of Diamondback who provide services to us may participate in employee benefit plans and arrangements sponsored by Diamondback, including plans that may be established in the future. Our NEOs and certain other employees of Diamondback who provide services to us currently hold grants under the Diamondback Equity Incentive Plan (as defined below). Except with respect to any awards that may be granted under the LTIP or any successor long term incentive plan, our NEOs do not receive separate amounts of compensation in relation to the services they provide to us.

Under the Services and Secondment Agreement, we are required to reimburse Diamondback monthly for all reasonable costs and expenses (including administrative costs) Diamondback incurs and payments Diamondback makes on our behalf in connection with providing services to us under the Services and Secondment Agreement. Except as otherwise discussed above and in this paragraph, the Services and Secondment Agreement does not set a limit on the expenses for which Diamondback may be reimbursed. These expenses include (i) salary, wages and cash bonuses (including payroll and withholding taxes associated therewith), (ii) amounts paid with respect to any seconded employee’s paid time off and/or paid leave of absence, (iii) contributions made by Diamondback towards any benefit plan, (iv) the value of equity-related compensation granted to seconded employees during the period during which they are seconded, (v) any other employee benefit or compensation arrangement customarily provided to all employees by Diamondback for which Diamondback incurs costs with respect to seconded employees; and (vi) business travel expenses and other business expenses reimbursed in the normal course by Diamondback, such as subscriptions to business-related periodicals and dues to professional business organizations. Where it is not reasonably practicable to determine the amount of any such cost or expense,

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 32

Diamondback determines, in good faith, a reasonable method of determining or estimating such cost or expense, and provides to the Viper board of directors the details of such method as well as the amount determined or estimated thereby. If the actual amount of any cost or expense, once known, varies from the estimate used for billing purposes hereunder, the difference, once determined, is reflected as either a credit or additional charge in the next monthly invoice issued by Diamondback to Viper. In addition, the Services and Secondment Agreement obligates us to reimburse Diamondback, on a pass-through-basis, for all costs and expenses attributable to performance of any contractor seconded to us. Furthermore, with respect to each seconded employee or contractor who performs services for both Diamondback and the Company or its subsidiaries, Diamondback determines, reasonably and in good faith, the percentage of such seconded person’s time spent providing services to Viper and its subsidiaries (the “Secondment Allocation Percentage”) and provides details of such determination to our board of directors. Each month, the amount of the reimbursement payable by the Company with respect to each seconded person is to be calculated by Diamondback by multiplying (x) the costs and expenses for such seconded person, by (y) the Secondment Allocation Percentage for such seconded person; provided, however, that travel expenses and other expenses incurred with respect to and/or reimbursable to a seconded person shall be paid by the party for whom the seconded person was working at the time such expenses were incurred, except that expenses related to activities that Diamondback determines, in good faith, benefit both the Company and its subsidiaries and Diamondback and its subsidiaries (e.g. some types of training) shall be allocated using the applicable Secondment Allocation Percentage. For 2025, Diamondback allocated to us the non-executive employee time under the above-referenced methodology, but determined it to be impracticable to allocate any specific Secondment Allocation Percentage for our NEOs who served in such capacity during 2025, other than Austen Gilfillian, who dedicated 100% of his time to Viper. We reimbursed Diamondback an aggregate of approximately $15 million in 2025 for non-executive employee time allocated to us as described above and $2 million in 2025 for executive employee time allocated to us as described above.

Although we bear an allocated portion of Diamondback’s costs of providing compensation and benefits to our seconded employees, we have no control over such costs and did not establish, and do not direct, the compensation policies or practices of Diamondback. Except with respect to the performance-based restricted stock unit awards granted under the LTIP to our NEOs and certain non-executive officers in 2025 (the “2025 PSUs”) and in 2024 (no executive officers received any equity awards under the LTIP in 2023, other than Mr. Gilfillian, who received an equity award when he was not a NEO), compensation paid or awarded by us in 2025, 2024, and 2023 consisted only of the portion of compensation paid by Diamondback that is allocated to us, in the aggregate, pursuant to Diamondback’s allocation methodology under the Services and Secondment Agreement. For additional information regarding the 2025 PSUs granted to our NEOs, see “2025 Performance Based Awards” below.

A full discussion of (i) the total executive compensation of Diamondback’s 2025 NEOs by Diamondback, (ii) the mix of pay components paid to such NEOs by Diamondback, and (iii) the metrics used to measure such NEO’s performance, will be set forth in Diamondback’s 2026 proxy statement, which will be filed with the SEC, under the headings “Compensation Discussion and Analysis” and “Compensation Tables.” Diamondback’s 2026 proxy statement will also include a detailed discussion of the policies and philosophy that Diamondback’s compensation committee follows in determining the structure and elements of such executive compensation. Additionally, see footnote 8 to the Summary Compensation Table below for the details of Mr. Barkmann’s executive compensation.

The Role of Our Compensation Committee

Our compensation committee was formed by our board of directors, effective as of March 8, 2024, for the purposes of: (i) subject to the Services and Secondment Agreement, discharging the board’s responsibilities relating to any compensation of the Company’s Chief Executive Officer, and other executive officers seconded to Viper by Diamondback, that may be granted in addition to the compensation provided to them by Diamondback; (ii) making recommendations to the board relating to non-employee director compensation; (iii) subject to the Services and Secondment Agreement, making recommendations to the board with respect to compensation plans, policies and

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 33

benefit programs generally; (iv) administering the Company’s equity-based compensation plans, (v) administering the Company’s clawback policy; (vi) determining any stock ownership guidelines for the Chief Executive Officer and other executive officers seconded to us by Diamondback and for non-employee directors; and (vii) reviewing the disclosures in the Compensation Discussion and Analysis and producing an annual compensation committee report, in each case, for inclusion in the Company’s proxy statement for the annual meeting of its stockholders.

The Role of Our Management

Apart from the executive compensation determined and paid by Diamondback discussed above, in 2025, our Chief Executive Officer and President evaluated executive and Company performance for the prior year and made recommendations to the compensation committee regarding the long term incentive awards under the LTIP for the NEOs and certain other non-executive officers (other than themselves). Our Chief Executive Officer also made recommendations to the compensation committee, in the President’s absence, regarding the LTIP award under the LTIP for the President. While the compensation committee considers our Chief Executive Officer’s and President’s evaluation of the other NEOs and chooses to recommend any grants of equity awards under the LTIP as additional compensation to the total compensation granted or paid to them by Diamondback, as determined by the Diamondback compensation committee, the compensation committee ultimately determines the timing and the size of any such equity awards, any performance goals or targets applicable to such awards, the vesting schedule and any other terms of such award. No member of the management team, including the CEO, has a role in determining his or her own long-term incentive (“LTI”) award or any other compensation.

The compensation committee also evaluates, in his absence, our Chief Executive Officer’s performance and determines whether to award him any additional compensation (beyond the compensation paid to him by Diamondback as determined by the Diamondback compensation committee). In 2025, such additional compensation was structured as a performance-based LTI award under the LTIP, which was determined by the compensation committee after taking into consideration his leadership role, his individual performance and input from the compensation committee’s independent compensation consultant, and was structured to be subject to the Company’s performance over the three-year period as measured against the total stockholder return (“TSR”) metric for the 2025 peer group determined by the compensation committee (the “2025 TSR Performance Peer Group”). See “The Role of the Compensation Consultant,” “The Role of Benchmarking in Determining 2025 LTI Awards,” “2025 TSR Performance Peer Group” and “2025 Performance Based Awards” below for additional information.

The Role of the Compensation Consultant

Since its formation in March 2024, our compensation committee retains, on an annual basis and at the Company’s expense, an external, independent compensation consultant to assist with executive and non-employee director compensation matters. In connection with its evaluation of the LTI awards for 2025, the compensation committee retained Meridian Compensation Partners, LLC (“Meridian”), as its independent compensation consultant.

The compensation committee reviewed the independence of Meridian during the applicable engagement period and determined that there were no conflicts of interest as a result of the compensation committee’s engagement of such consultant. The compensation committee continues to evaluate the independence of its compensation consultant on an ongoing basis. Meridian did not provide any services to the Company during 2025 other than related to the 2025 LTI awards and the 2025 director compensation.

The compensation committee has sole authority to hire and terminate its independent compensation consultant, and the independent compensation consultant reports only to the compensation committee. From time to time, Meridian contacts the Company’s executive officers for information necessary to fulfill its assignment and prepares reports for and on behalf of the compensation committee that certain executive officers also receive.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 34

The Role of Benchmarking in Determining 2025 LTI Awards

In general, the compensation committee uses competitive market compensation data provided by Meridian, information gathered from Meridian’s proprietary E&P Compensation Survey, public filings of peer companies, supplemental general industry reference data for cross-industry roles and discussions with the Chief Executive Officer and President to inform its decisions about any additional compensation that may be paid to our NEOs in addition to the compensation paid to them by Diamondback. The compensation committee considers the compensation elements paid by Diamondback and total compensation benchmarks of peer companies and the broader U.S. market. Next, the compensation committee applies judgment and discretion in determining the need for any additional compensation and its structure, taking into account not only competitive market data, but also factors such as the Services and Secondment Agreement and Company and individual performance, scope of responsibility, critical needs, skill sets and leadership potential.

Further, in considering the size and structure of the 2025 LTI awards, the compensation committee evaluated, among other things, aspects of executive compensation in general, market data and competitive analysis provided by Meridian, the Company’s 2024 and multi-year performance, our executives’ individual contributions to such performance, compensation alignment with future performance and stockholder value creation, retention considerations, market alternatives for our executives, input obtained from our stockholders and our Chief Executive Officer’s and President’s recommendations (other than with respect to their own compensation).

In structuring the 2025 LTI awards, the compensation committee established the 2025 peer group for purposes of determining such peer group’s TSR for the performance period for such awards. For purposes of determining the 2025 TSR performance peer group, the compensation committee has considered pertinent financial measures for each company as provided by Meridian, including enterprise value and market capitalization and assets and revenue. See “2025 TSR Performance Peer Group” below for additional information.

Stockholder Engagement and 2025 “Say-On-Pay” Advisory Vote

The compensation committee values the insight we receive from our stockholders. During our 2025 Annual Meeting of Stockholders, our stockholders approved, on an advisory basis, and our board of directors implemented, an annual “say-on-pay” stockholder vote.

In 2025, approximately 79.4% of votes cast by our stockholders were in favor of the compensation paid to our NEOs. Although this vote demonstrates support of the current executive compensation program, representatives of our board and management team undertake stockholder engagement efforts to, among other things, solicit stockholder input on our corporate governance and executive compensation program to ensure ongoing stockholder support. The compensation committee’s decision to grant performance-based LTI awards on an annual basis to our NEOs and certain non-executive officers, beginning with 2024 LTI awards, was in large part in response to feedback received from our stockholders. Considering that our NEOs and other executive and non-executive officers are seconded to us under the Services and Secondment Agreement and compensated by Diamondback, which compensation decisions are within the discretion of Diamondback’s compensation committee and not ours, no other changes were made to our executive compensation program for our NEOs as a result of the 2025 say-on-pay vote. During 2025, we regularly engaged with our stockholders by attending investor conferences, participating in investor presentations and discussing the topics important to our stockholders during our earnings and other investor calls. During our stockholder engagement efforts, our stockholders did not express concerns with our executive compensation program.

Long Term Equity Incentive Compensation

The former General Partner of the Partnership, our predecessor in the Conversion, adopted the LTIP, originally effective as of June 17, 2014, in connection with the Partnership’s initial public offering completed in June 2014. The LTIP was subsequently amended and restated to give effect to the Conversion, effective as of November 13, 2023, which amendment did not change any material terms of the plan. On April 19, 2024, our board of directors

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 35

unanimously adopted, subject to stockholder approval, our LTIP, amending and restating our Amended and Restated 2014 Long Term Incentive Plan, primarily to extend the expiration date from June 17, 2024 to June 4, 2034, which plan was approved by our stockholders on June 4, 2024. In connection with the Viper PubCo Merger, New Viper assumed the remaining share reserves available for issuance under the LTIP.

The purpose of the LTIP is to provide a means to attract and retain individuals who are essential to our growth and profitability and to encourage them to devote their best efforts to advancing our business by affording such individuals a means to acquire and maintain ownership of awards, the value of which is tied to the performance of our Class A Common Stock. The LTIP provides for the grant of stock options, stock appreciation rights, restricted stock, restricted stock units, distribution equivalent rights, cash awards, performance awards, other stock-based awards and substitute awards (collectively, “awards”). These awards are intended to align the interests of employees, officers, consultants and directors with those of our stockholders and to give such individuals the opportunity to share in our long term performance. Prior to the Conversion, any awards that were made under the LTIP were approved by the GP Board and, subsequent to the Conversion, are approved by our board or, since its formation in March 2024, the compensation committee. We are responsible for the cost of awards granted under the LTIP.

2025 Performance Based Awards

In order to motivate and incentivize our NEOs who perform such services for us under the Services and Secondment Agreement and further align their interests with those of our stockholders, in March 2025, the compensation committee granted our NEOs three-year performance-based restricted stock units and time-based restricted stock units, in each case under the LTIP, in the amounts shown in the table below. In 2025, the compensation committee established 2025 target LTI awards based on a review of market data from its independent compensation consultant, Company and individual performance, and the prevailing industry environment. Consistent with the compensation committee’s focus on giving more weight to the performance component of our executive compensation, 100% of the 2025 LTI awards granted to our NEOs under the LTIP were performance-based restricted stock unit awards, other than the time-based restricted stock units awarded to Austen Gilfillian, who dedicated 100% of his time to Viper and did not receive any awards under the Diamondback Equity Incentive Plan.

	Performance-Based Restricted Stock Units(1)	PSU % of Total LTI Award	Time-Based Restricted Stock Units(2)	RSU % of Total LTI Award	Targeted Value of Total LTI Award(3)
Kaes Van’t Hof	27,074	100%	—	—%	$1,250,000
Teresa L. Dick	5,415	100%	—	—%	$250,000
Al Barkmann	5,415	100%	—	—%	$250,000
Austen Gilfillian	16,245	60%	10,829	40%	$750,000
Matt Zmigrosky	8,664	100%	—	—%	$400,000

(1)

The three-year performance-based restricted stock units are for the performance period from January 1, 2025 through December 31, 2027. Each NEO is also entitled to dividend equivalent rights on such NEO’s unvested performance-based restricted stock units at target.

(2)

The three-year time-based restricted stock units of which one-third of the award vested on March 1, 2025, with the remaining time-based restricted stock units vesting in two substantially equal annual installments beginning on March 1, 2026. Each NEO is also entitled to dividend equivalent rights on such NEO’s unvested time-based restricted stock units.

(3)

The aggregate number of performance-based and time-based restricted stock units for each NEO for 2025 was calculated by dividing the targeted value of the total LTI award for each NEO indicated in the table by $46.17 per share, representing the average closing price per share of our common stock on The Nasdaq Global Select Market for the five trading days immediately preceding the last trading day in February 2025.

The performance-based restricted stock units are subject to the performance of our total stockholder return relative to our 2025 TSR performance peer group set forth in the table below for the applicable performance

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 36

period. Additionally, the number of performance-based restricted stock units that would otherwise vest is further adjusted by the absolute TSR modifier illustrated below that reduces payouts upon negative performance period absolute TSR, and increases payouts when the annualized performance period absolute TSR is greater than 15%. No awards vest if the relative total stockholder return (prior to any adjustment required by application of the absolute TSR modifier) falls below the 25th percentile. The performance-based restricted stock units are also subject to satisfaction of continuous service requirements.

Relative Total Stockholder Return Percentile	Target Grant Vesting Percentage
<25th Percentile of Peer Group	0% of Target
Between 25th Percentile of Peer Group and up to but less than 75th Percentile of Peer Group	Straight line interpolation between 50% and 150% of Target
At or above 75th Percentile of Peer Group	200% of Target

Company Absolute Annualized Total Stockholder Return Percentage During Performance Period	Absolute TSR Modifier to be Multiplied by the Target Grant Vesting Percentage
Below 0%	75%
Between 0% and 15%	100%
Above 15%	125%

Target grant vesting percentage is expressed as a percentage of the target number of performance-based restricted stock units granted and, after being adjusted by the applicable absolute TSR modifier, may result in a settlement up to a maximum grant equal to 250% of the target number of performance-based restricted stock units granted.

These awards were designed to incentivize our NEOs to continue to contribute to the Company’s performance at the top of its TSR performance peer group, similar to the Company’s performance in prior periods.

2025 TSR Performance Peer Group

The 2025 TSR performance peer group, which was approved by the compensation committee and will be used to determine the total stockholder return percentile in the 2025 performance-based restricted stock unit awards granted in March 2025 to the NEOs, consisted of the following 11 members in addition to the Company. Since the peer group was established, we acquired Sitio Royalties Corporation, and therefore it no longer is a company in our peer group.

Dorchester Minerals, L.P.	Kimbell Royalty Partners LP
Sitio Royalties Corporation	Black Stone Minerals L.P.
Texas Pacific Land Corporation	SM Energy Company
Northern Oil and Gas, Inc.	Civitas Resources, Inc.
Matador Resources Company	SPDR S&P Oil & Gas Exploration & Production ETF Index (XOP)
Standard & Poor’s 500 Index (SPX)

Base Salary

Diamondback’s compensation committee evaluates and approves all of our NEOs’ base salaries together with other components of their compensation to ensure equitable total compensation in line with our overall compensation philosophy and market practices in Diamondback’s compensation peer group, Diamondback’s industry in general, and considering other general industry benchmarks for executive roles which are not industry specific. For a full summary of the factors considered and the base salaries of all of our NEOs, other than Mr. Gilfillian and Mr. Barkmann, see Diamondback’s 2026 proxy statement that will be filed with the SEC. For 2025, Diamondback determined it to be impracticable to allocate any specific Secondment Allocation Percentage for our NEOs who served in such capacity during 2025, other than Austen Gilfillian, who dedicated 100% of his time to Viper. The Diamondback compensation committee set Mr. Gilfillian’s base salary for 2025 effective as of February 23, 2025 at $391,667.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 37

2025 Short-Term Incentive Award Payouts to Named Executive Officers
Diamondback’s compensation committee authorized the following NEO payout under the Diamondback Executive Annual Incentive Compensation Plan (the “Annual Incentive Plan”) for 2025:

Named Executive Officer	Base Salary as of December 31, 2025	Target Bonus Percentage as a % of Base Salary	Target Bonus Amount	Actual Incentive Bonus Award	Actual Incentive Bonus as a % of Target Bonus
Austen Gilfillian	$391,667	80%	$320,000	$515,200	161%
See Diamondback’s 2026 proxy statement that will be filed with the SEC for the compensation information of all of our NEOs other than Mr. Gilfillian and Mr. Barkmann.
Clawback Policy
Effective October 2, 2023, the Company adopted a “clawback” policy des igne
d to comply with Listing Standard 5608 adopted by Nasdaq to implement Rule
10D-1
under the Exchange Act. In February 2026, the compensation committee amended and restated the clawback policy to, among other things, further align the policy to the applicable Nasdaq rules. Under the clawback policy, the Company will recoup any excess incentive-based compensation earned by an executive officer (including each of our NEOs), on or after October 2, 2023 and during a three fiscal year lookback period, in the event of a financial restatement if a lesser amount of incentive-based compensation would have been earned had such incentive-based compensation been determined based on the restated results. For purposes of the clawback policy, incentive-based compensation includes any compensation granted, earned or vested based in whole or in part on the Company’s attainment of a financial reporting measure.
Insider Trading Policy
Our parent, Diamondback, has adopted general and supplemental insider trading policies that govern transactions in Diamondback’s and our securities by Diamondback’s and our directors and executive officers and Diamondback’s employees, including those seconded to us under the Services and Secondment Agreement. We believe these policies are reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the Nasdaq Rules. Diamondback’s general insider trading policy, as it applies to us, prohibits our directors, officers and seconded employees from engaging in hedging transactions, trading in puts or calls or engaging in short sales with respect to Viper securities. Under Diamondback’s supplemental insider trading policy, as it applies to us, directors, executive officers and certain “designated persons” are also prohibited from holding such securities in a margin account or otherwise pledging such securities as collateral for a loan. Additionally, directors, executive officers and certain other “designated persons” are only allowed to trade in, donate or otherwise gift Viper securities, as applicable, during the applicable designated trading windows, and must obtain approval from the compliance officer prior to any such trade, donation or gift, except such restrictions do not generally apply to transactions under any pre-arranged
trading plans meeting the requirements of SEC Rule
10b5-1(c).
The general and supplemental insider trading policies were included as Exhibit 19.1 and 19.2, respectively, to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2025 filed with the SEC on February 25, 2026.
Timing of Equity Awards
Grants of equity awards are within the discretion of the compensation committee of our board of directors and, beginning with the 2024 grants, are generally made to our NEOs in March of each year, approximately two weeks after our earnings are announced for the preceding quarter and full fiscal year and following the filing of our Annual Report on Form
10-K
for that year. On occasion, the compensation committee may grant equity awards outside of our annual grant cycle for new hires, promotions, recognition, retention or other purposes. We do not currently grant, and have not in recent years granted, stock options, stock appreciation rights (SARs) or other instruments with option-like features to our NEOs or other employees. Neither our board of directors nor

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 38

the compensation committee took any material nonpublic information into account when determining the timing and terms of equity awards in 2025, and the Company does not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Ownership Guidelines
As part of our Corporate Governance Guidelines, our board of directors has adopted guidelines for stock ownership and retention applicable to non-employee directors of the Company. The stock ownership guidelines for our non-employee directors were adopted to encourage our non-employee directors to have a meaningful stake in the Company, which encourages a focus on our long-term success, aligns directors’ interests with the interests of our stockholders and further promotes our commitment to sound corporate governance. Under their stock ownership guidelines, each of our non-employee directors must own an amount of our common stock equal in value to five times of the base annual retainer for non-employee directors. Stock options (whether vested or unvested) and unvested performance-based awards are not counted as shares owned for the purpose of calculating stock ownership under the guidelines.
The determination of a non-employee director’s stock ownership requirement will be calculated on an annual measurement date specified by the compensation committee based on the current base retainer of such non-employee director on the measurement date. The compensation committee reviews compliance with the stock ownership and retention guidelines on an annual basis. As of December 31, 2025, all non-employee directors were in compliance with the stock ownership and retention guidelines.
Our executive officers are subject to the Diamondback Fourth Amended and Restated Stock Ownership and Retention Guidelines. See Diamondback’s 2026 proxy statement that will be filed with the SEC for a full description of such guidelines.
COMPENSATION COMMITTEE REPORT
The compensation committee has reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on its review and discussion with management, the compensation committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement.
COMPENSATION COMMITTEE
James L. Rubin,
Chairperson
Laurie H. Argo
Spencer D. Armour, III
W. Wesley Perry

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 39

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The compensation committee of our board of directors currently consists of Laurie H. Argo, Spencer D. Armour, III, W. Wesley Perry and James L. Rubin. No member of our compensation committee has ever been an officer or employee of ours. None of our executive officers serves, or has served during the past fiscal year, as a member of the board of directors or compensation committee of any other company that has or had one or more executive officers serving as member of our board of directors or compensation committee.

COMPENSATION POLICIES AND PRACTICES AS THEY RELATE TO RISK MANAGEMENT

We are managed and operated by our board of directors and employees of Diamondback perform services on our behalf. For an analysis of any risks arising from Diamondback’s compensation policies and practices, please read Diamondback’s 2026 proxy statement. We previously made awards of restricted stock units subject to time-based vesting under our LTIP, which we believe drove a long term perspective without causing our executive officers to take unreasonable risks. Beginning in March 2024, we award annual grants of performance-based restricted stock units that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period, which we believe properly motivates our executive officers and further aligns their interests with those of our stockholders without encouraging undue risk taking. We have therefore concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on us.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 40

COMPENSATION TABLES

SUMMARY COMPENSATION TABLE

The following table provides information concerning compensation of our principal executive officer, principal financial officer, and our three highest paid executive officers during 2025, each identified as one of our NEOs, for the fiscal years presented below, as applicable.

			Stock Awards ($)(1)
Name and Principal Position	Year(2)	Salary ($)	Performance Based(3)	Time Vested(4)	Non-Equity Incentive Plan Compensation ($)(5)	All Other Compensation ($)(6)	Total ($)
Travis D. Stice(7) Former Chief Executive Officer	2025	$68,880	$—	$—	$—	$—	$68,880
	2024	$—	$1,245,313	$—	$—	$—	$1,245,313
	2023	$—	$—	$—	$—	$—	$—
Kaes Van’t Hof Chief Executive Officer	2025	$—	$1,825,600	$—	$—	$—	$1,825,600
	2024	$—	$1,245,313	$—	$—	$—	$1,245,313
	2023	$—	$—	$—	$—	$—	$—
Teresa L. Dick Executive Vice President, Chief Financial Officer and Assistant Secretary	2025	$—	$365,133	$—	$—	$—	$365,133
	2024	$—	$415,124	$—	$—	$—	$415,124
	2023	$—	$—	$—	$—	$—	$—
Al Barkmann(8) Executive Vice President and Chief Engineer	2025	$—	$365,133	$—	$—	$—	$365,133
	2024	$—	$415,124	$—	$—	$—	$415,124
Austen Gilfillian(9) President	2025	$391,667	$1,095,400	$504,307	$515,200	$37,700	$2,544,274

Matt Zmigrosky Former Executive Vice President, General Counsel and Secretary	2025	$—	$584,214	$—	$—	$—	$584,214
	2024	$—	$415,124	$—	$—	$—	$415,124
	2023	$—	$—	$—	$—	$—	$—

(1)

The amounts shown in the above table under Stock Awards reflect the grant date fair value of performance-based restricted stock units granted in 2025 and 2024, determined in accordance with FASB ASC Topic 718. Dividend equivalent rights were factored into the grant date fair value amounts reported in the above table. Details regarding equity awards that were outstanding at December 31, 2025 can be found in the tables entitled “Outstanding Equity Awards at Fiscal 2025 Year-End under the LTIP.” No performance-based restricted stock units were granted to our NEOs during 2023.

(2)

During 2025, 2024, and 2023, our NEOs did not receive any amounts of non-equity based compensation from us in relation to the services they provide to us, and no equity awards were granted to our NEOs under the LTIP in 2023. However, as Mr. Gilfillian is exclusively seconded to us by Diamondback and his services are allocated to us under the Services and Secondment Agreement, his salary and Non-Equity Incentive-Plan Compensation have been included in the Summary Compensation Table. Our NEOs were employed and compensated by Diamondback (either directly or through its wholly-owned subsidiary Diamondback E&P). See “Compensation Discussion and Analysis—Executive Compensation Policy and Objectives” for

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 41

additional information regarding the compensation of our NEOs by Diamondback and the Services and Secondment Agreement under which Diamondback provides services to us, including the services of our NEOs. A summary compensation table for Diamondback’s named executive officers, including the NEOs seconded to us by Diamondback other than Mr. Barkmann and Mr. Gilfillian, and the policies and philosophy of the compensation committee of Diamondback’s board of directors is set forth in Diamondback’s 2026 proxy statement under the heading “Compensation Discussion and Analysis” and “Compensation Tables—Summary Compensation Table.”
(3)

Represents the grant date fair value (calculated as discussed in Note 1 above) of the performance-based restricted stock units for each NEO granted under Viper’s LTIP for the applicable performance period, subject to the Company’s attainment of certain pre-established performance targets and the NEO’s continuous employment. The Company utilized a Monte Carlo simulation to value the performance-based restricted stock units granted in 2025 and 2024 based on the probable performance outcome for the target amount of units on the grant date, consistent with the estimate of aggregate compensation cost to be recognized over the service period. Actual payouts for the performance-based restricted stock units granted in 2025 and 2024 can range from zero percent and up to a maximum equal to 250% of the target number of performance-based restricted stock units granted.

(4)

The aggregate grant date fair value is attributable to the time-based restricted stock units granted to Mr. Gilfillian under Viper’s LTIP on March 1, 2025, which vests in three substantially equal annual installments beginning on the date of grant.

(5)	The amount shown reflects the 2025 performance-based annual incentive bonus granted by Diamondback to Mr. Gilfillian.
(6)	The following provides a detailed breakdown of the amounts for 2025 under “All Other Compensation” in the Summary Compensation Table:

Name	Contributions to 401(k) Plan ($)	Life and Medical Insurance Premiums ($)	Total ($)
Austen Gilfillian	$35,000	$2,700	$37,700

(7)

Mr. Stice was the Chief Executive Officer until he retired in February of 2025, at which point he continued to serve on Viper’s board of directors and became eligible for certain director compensation. The following table sets forth the aggregate dollar amount of all fees paid to Mr. Stice during 2025 for his services on the board:

Name	Fees Earned or Paid in Cash ($)(a)	Stock Awards ($)	Total ($)
Travis D. Stice	$68,880	$—	$68,880

(a)	This column reflects the value of a director’s annual retainer. Excluded from this amount was $20,000 paid in December 2025 to Mr. Stice for services to be performed in the first quarter of 2026.

(8)

Mr. Barkmann, who first became an NEO of Viper in 2024, but is not and has not been an NEO of Diamondback, received the following compensation from Diamondback for services performed to Diamondback in 2025 and 2024: (i) base salary of $520,833 and $488,333, respectively, (ii) (x) time-based restricted stock unit awards with grant date fair values of $556,360 and $479,590, respectively, for awards granted in March 2025 and March 2024 and $890,548 for an award granted in September 2024 and (y) performance-based restricted stock unit awards of $1,167,507 and $1,326,603, respectively, vesting over a three-year performance period, subject to achievement of specific TSR performance goals established by Diamondback’s compensation committee relative to Diamondback’s TSR performance peer group (including the S&P 500 (weighted once in 2025 and weighted twice in 2024) and XOP Index (weighted twice) during the performance period, in each case granted by Diamondback’s compensation committee under the Diamondback Equity Incentive Plan, (iii) $676,200 and $270,900, respectively, in annual cash incentive compensation and (iv) $42,461 and $35,550, respectively, in all other compensation by Diamondback, consisting of $35,000 and $34,500, respectively, in 401(k) plan contributions and $1,050, and $1,050, respectively in life insurance premiums. Mr. Barkmann was eligible to participate in a

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 42

supplemental annual physical program, the cost of which is reimbursed by Diamondback. Due to confidentiality requirements, we do not disclose the actual use of this program by the individual NEOs. The average cost of Diamondback’s supplemental annual physical program in which Mr. Barkmann participates was $6,411. None of the compensation paid to Mr. Barkmann in 2025, or to our other NEOs, other than Mr. Gilfillian, by Diamondback was allocated by Diamondback to Viper under the Services and Secondment Agreement or otherwise and, therefore, is not reflected in the summary compensation table or other compensation tables included in this proxy statement. Mr. Van’t Hof’s, Ms. Dick’s and Mr. Zmigrosky’s compensation paid by Diamondback will be disclosed in Diamondback’s 2026 proxy statement, under the headings “Compensation Discussion and Analysis” and “Compensation Tables.”
(9)

Mr. Gilfillian first became an NEO of Viper in 2025 and is not and has not been an NEO of Diamondback. Mr. Gilfillian’s compensation in 2025 was allocated by Diamondback to Viper under the Services and Secondment Agreement and, therefore, is reflected in the summary compensation table and other compensation tables included in this proxy statement.

2025 GRANTS OF PLAN-BASED AWARDS UNDER THE LTIP

		Estimated Future Payouts Under LTIP Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)(2)
Name	Grant Date	Threshold (#)	Target (#)	Maximum (#)		Grant Date Fair Value of Stock and Option Awards($)(3)
Kaes Van’t Hof	3/1/2025	13,537	27,074	67,685		$1,825,600
Teresa L. Dick	3/1/2025	2,708	5,415	13,538		$365,133
Al Barkmann	3/1/2025	2,708	5,415	13,538		$365,133
Austen Gilfillian	3/1/2025	8,123	16,245	40,613		$1,095,400
	3/1/2025				10,829	$504,307
Matt Zmigrosky	3/1/2025	4,332	8,664	21,660		$584,214

(1)

For each NEO, these amounts represent the performance-based restricted stock units granted under the LTIP, which awards are subject to the satisfaction of certain relative TSR performance conditions compared to the Company’s TSR performance peer group for the three-year performance period commencing on January 1, 2025 and ending on December 31, 2027, as certified by the compensation committee, and continuous service requirements. The number of restricted stock units that will vest is based on the achievement of a pre-established threshold, target or maximum relative TSR goal, as compared to the Company’s peers, as modified by the absolute TSR modifier. No awards vest if the relative TSR for the applicable performance period is below the threshold percentile. The absolute TSR modifier reduces payouts upon negative performance period TSR, pays at target upon achieving a performance period annual TSR of zero to 15%, and increases payouts upon achieving a performance period annual TSR of greater than 15%.

(2)

Represents the time-based restricted stock units granted to each NEO under the LTIP on March 1, 2025, vesting in three equal annual installments beginning on the date of grant. All of these awards are subject to continuous service requirements.

(3)	The amounts shown reflect the grant date fair value of restricted stock units granted, determined in accordance with FASB ASC Topic 718.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 43

OUTSTANDING EQUITY AWARDS AT FISCAL 2025 YEAR-END UNDER THE LTIP

The following table provides information concerning equity awards outstanding for our NEOs at December 31, 2025 under Viper’s LTIP:

Name	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	LTIP Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)		LTIP Awards: Market or Payout Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Travis D. Stice				52,175	(2)	$2,015,520
Kaes Van’t Hof				27,074	(3)	$1,045,869
				52,175	(2)	$2,015,520
Teresa L. Dick				5,415	(3)	$209,181
				17,393	(2)	$671,892
Al Barkmann				5,415	(3)	$209,181
				17,393	(2)	$671,892
Austen Gilfillian	7,219	(4)	$278,870	16,245	(3)	$627,544
	2,560	(4)	$98,893	20,870	(2)	$806,208
	1,855	(4)	$71,659
	13,334	(4)	$515,092
Matt Zmigrosky				8,664	(3)	$334,690
				17,393	(2)	$671,892

(1)

Market value of shares or units that have not vested is based on the closing price of $38.63 per share of our common stock on the Nasdaq Global Select Market on December 31, 2025, which was the last trading day of 2025.

(2)

Reflects the maximum number of performance-based restricted stock units granted based on the performance of the awards from the grant date through December 31, 2025. These performance-based restricted stock units were granted under the LTIP subject to the satisfaction of certain relative TSR performance conditions as compared to our TSR performance peer group for the performance period commencing on January 1, 2024 and ending on December 31, 2026, as certified by the compensation committee, and continuous service requirements.

(3)

Reflects the target number of performance-based restricted stock units granted based on the performance of the awards from the grant date through December 31, 2025. These performance-based restricted stock units were granted under the LTIP subject to the satisfaction of certain relative TSR performance conditions as compared to our TSR performance peer group for the performance period commencing on January 1, 2025 and ending on December 31, 2027, as certified by the compensation committee, and continuous service requirements.

(4)

Of the 7,219 restricted stock units, 3,609 vested on March 1, 2026 and the remaining 3,610 will vest on March 1, 2027, the 2,560 restricted stock units will vest on October 1, 2026, the 1,855 restricted stock units vested on March 1, 2026 and of the 13,334 restricted stock units 6,666 vested on March 1, 2026 and the remaining 6,668 will vest on March 1, 2027.

STOCK VESTED DURING FISCAL YEAR 2025 UNDER THE LTIP

Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Austen Gilfillian	16,546	$733,682

(1)

Value realized on vesting is based on the closing price per share of our common stock on the day prior to the vesting date on the Nasdaq Global Select Market. If the Nasdaq Global Select Market was closed on the day prior to the vesting date, the calculation was made using the opening price on the next day on which the market was open.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 44

POTENTIAL PAYMENTS UPON TERMINATION, RESIGNATION OR CHANGE OF CONTROL FOR FISCAL YEAR 2025

During 2025, we had no employment, retirement, termination or severance agreements or change in control or similar arrangements, in each case, with our NEOs seconded to us by Diamondback other than the change in control and certain other acceleration provisions contained in the performance-based restricted stock unit award agreements and restricted stock unit award agreements granted under the LTIP to our NEOs. However, any potential severance amounts that may be paid to Mr. Gilfillian under the Diamondback Energy, Inc. Senior Management Severance Plan (the “Diamondback severance plan”) in which he participates may be 100% allocated to Viper under the terms of the Services and Secondment and as such, are shown in the table below. Additionally, Mr. Stice’s separate letter agreement and participation agreement under the Diamondback severance plan provide for the vesting of performance-based restricted stock unit awards granted to him under the LTIP at maximum thresholds under certain termination events. The following table provides information regarding potential payments to each of our NEOs in connection with certain termination events, including (i) termination without cause or resignation for good reason, (ii) termination related to a change of control of the Company and (iii) termination due to death or disability as of December 31, 2025.

Termination Without Cause or Resignation for Good Reason(1)(2)
Name	Base Salary		Annual Incentive Bonus		COBRA Reimbursement	Total
Austen Gilfillian	$500,000	(4)	$320,000	(5)	$12,089	$832,089

Change of Control/Qualifying Termination(1)
Name	Lump Sum Cash Severance Payment		COBRA Reimbursement		Restricted Stock Units		Total
Travis D. Stice	$—		$—		$2,015,520	(3)	$2,015,520
Kaes Van’t Hof	$—		$—		$1,852,077	(4)	$1,852,077
Teresa L. Dick	$—		$—		$477,930	(4)	$477,930
Al Barkmann	$—		$—		$477,930	(4)	$477,930
Austen Gilfillian	$1,940,000	(5)	$12,089	(6)	$1,914,541	(4)	$3,866,630
Matt Zmigrosky	$—		$—		$603,439	(4)	$603,439

Termination upon Death or Disability(1)
Name	Base Salary		Annual Incentive Bonus		Restricted Stock Units (7)		Total
Travis D. Stice	$—		$—		$2,015,520	(3)	$2,015,520
Kaes Van’t Hof	$—		$—		$1,852,077	(4)	$1,852,077
Teresa L. Dick	$—		$—		$477,930	(4)	$477,930
Al Barkmann	$—		$—		$477,930	(4)	$477,930
Austen Gilfillian	$500,000	(8)	$320,000	(8)	$1,914,541	(4)	$2,734,541
Matt Zmigrosky	$—		$—		$603,439	(4)	$603,439

(1)

The payment of any amounts or provision of any benefits to any NEO under the Diamondback severance plan is subject to (i) such NEO’s (or, if applicable, his or her representative’s or estate’s) execution, within 45 days following receipt (or such shorter period as set forth in such release), of a waiver and general release of claims, and such waiver and general release of claims becoming effective and irrevocable in accordance with its terms within 60 days following such NEO’s termination date and (ii) ongoing compliance with certain non-competition and non-solicitation obligations. For equity awards granted under the LTIP, represents the amounts payable to each NEO under the applicable equity award agreement governing the performance-based restricted stock units and restricted stock units granted to each NEO.

(2)

Represents the amounts payable to Austen Gilfillian under the Diamondback severance plan in effect as of December 31, 2025 and any applicable participation agreement, under which, in the event Mr. Gilfillian’s

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 45

employment is terminated other than for “cause” (and not by reason of death or disability), or if Mr. Gilfillian terminates his employment for “good reason,” he will be entitled to receive (i) an amount, if any, equal to the bonus that would be payable for services attributable to a completed prior year performance period that has not been paid under the terms of the plan, (ii) base salary continuation (15 months for Mr. Gilfillian), (iii) a target annual cash bonus for the year of termination (pro-rated, if applicable based on the number of days employed by Diamondback during the year of termination), (iv) reimbursement for the cost of premiums for COBRA group health continuation coverage (up to 18 months for Mr. Gilfillian) and (v) the vesting or forfeiture (as applicable) of each outstanding unvested equity-based compensation award granted by us or our affiliates in accordance with the terms of the applicable equity award agreement.
(3)

Mr. Stice’s participation agreement under Diamondback’s severance plan includes terms that are intended to maintain certain benefits under his prior employment agreement with Diamondback and require each equity award granted to Mr. Stice under the LTIP to become 100% vested upon an eligible termination, and in the case of outstanding performance-based equity awards to vest at the maximum level under the equity award agreement and be settled within ten business days. The value of Mr. Stice’s performance-based restricted stock units was calculated based on the closing price of our common stock of $38.63 per share on December 31, 2025, which is the last trading day of 2025.

(4)

The performance-based restricted stock units granted under the LTIP to each of Mr. Van’t Hof, Ms. Dick, Mr. Barkmann, Mr. Gilfillian and Mr. Zmigrosky and the restricted stock units granted under the LTIP to Mr. Gilfillian have double-trigger provisions and will vest upon qualifying termination without cause within 24 months of the occurrence of the change in control of the Company. For ease of calculation, the Company assumed the performance conditions were satisfied at target for the performance-based restricted stock units granted to Mr. Van’t Hof, Ms. Dick, Mr. Barkmann, Mr. Gilfillian and Mr. Zmigrosky to determine the number of performance-based restricted stock units that such NEO would be entitled to upon a change of control. However, in accordance with the terms of the applicable equity award agreement, actual payouts of the performance-based restricted stock units may be between zero percent and up to a maximum equal to 250% of the target number of performance-based restricted stock units granted based on the Company’s performance during the relevant performance periods. The value of the restricted stock units and performance-based restricted stock units was calculated based on the closing price of our common stock of $38.63 per share on December 31, 2025, which is the last trading day of 2025.

(5)

Represents (i) a lump sum cash payment equal to 2.25x of Mr. Gilfillian’s base salary plus (ii) the greater of his average bonus for the preceding three years ended December 31, 2025 or his target bonus amount as of the termination date, and (iii) a target annual cash bonus for the year of termination.

(6)	Represents reimbursement for the cost of up to 18 months of premiums for COBRA group health continuation coverage.
(7)

Under the terms of the applicable award agreement, upon such NEO’s death or disability the number of performance-based restricted stock units the officer is entitled to is not determined until the end of the performance period and is settled at the same time it would have had the officer remained employed. For purposes of calculating the number of performance-based restricted stock units that such NEO would be entitled to upon his or her death or disability, the Company assumed that the performance conditions were satisfied at target. The value of the restricted stock units and performance-based restricted stock units was calculated based on the closing price of our common stock of $38.63 per share on December 31, 2025, which is the last trading day of 2025.

(8)

In the event that Mr. Gilfillian dies or becomes disabled while employed by Diamondback, he will be entitled to (i) an amount, if any, equal to the bonus that would be payable for services attributable to a completed prior year performance period that has not been paid under the terms of the Diamondback Annual Incentive Plan, (ii) base salary continuation (15 months for Mr. Gilfillian) and (iii) a target annual cash bonus for the year of termination (pro-rated, if applicable based on the number of days employed during the year of termination) representing 80% of the applicable annual base salary for Mr. Gilfillian.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 46

PAY RATIO DISCLOSURE

As discussed in this proxy statement, we have no employees. Diamondback provides certain management services to us, including the services of our executive officers and other seconded employees. Such seconded executive officers, including our Chief Executive Officer, and other seconded employees, receive no separate compensation from us, except for any equity awards that may be granted to them from time to time under the LTIP. Other than the equity awards granted to our current Chief Executive Officer under the LTIP during the year ended December 31, 2025, as described in “Compensation Tables,” he received no other separate compensation from us for his services as our Chief Executive Officer.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 47

PAY VERSUS PERFORMANCE DISCLOSURE
Under Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation
S-K
of the Securities Act, public companies are required to provide certain information about the relationship between executive compensation actually paid to the Chief Executive Officer, who is referred to as our principal executive officer (“PEO”), and other named executive officers and certain financial performance of such companies. The information otherwise required by Item 402(v) of Regulation
S-K
is provided below.

Year	Summary Compensation Table Total for Current PEO (1)(2)	Compensation Actually Paid to Current PEO (1)(3)	Summary Compensation Table Total for Former PEO (1)(2)	Compensation Actually Paid to Former PEO (1)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (4)	Average Compensation Actually Paid to Non-PEO NEOs (5)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) (in millions) (8)
							Total Shareholder Return (6)	Peer Group Total Shareholder Return (7)
2025	$1,825,600	$986,375	$68,880	$(193,843)	$964,689	$532,441	$454.07	$351.19	$(206)
2024	$—	$—	$1,245,313	$1,892,428	$622,671	$946,237	$544.01	$457.20	$604
2023	$—	$—	$—	$—	$—	$—	$328.99	$321.80	$501
2022	$—	$—	$—	$—	$—	$—	$314.02	$360.36	$655
2021	$—	$—	$—	$—	$—	$14,892	$194.07	$216.74	$257

(1)	PEO and Non-PEO NEOs included in these columns reflect the following:

Year	PEO	Non-PEO NEOs
2025	Current PEO: Kaes Van’t Hof Former PEO: Travis D. Stice	Teresa L. Dick, Al Barkmann, Austen Gilfillian, Matt Zmigrosky
2024	Travis D. Stice	Kaes Van’t Hof, Teresa L. Dick, Al Barkmann, Matt Zmigrosky
2023	Travis D. Stice	Kaes Van’t Hof, Teresa L. Dick, Matt Zmigrosky
2022	Travis D. Stice	Kaes Van’t Hof, Teresa L. Dick, Matt Zmigrosky
2021	Travis D. Stice	Kaes Van’t Hof, Teresa L. Dick, Matt Zmigrosky

(2)	The dollar amounts reported are the amounts of total compensation reported in our Summary Compensation Table.
(3)
The dollar amounts reported represent the amount of “compensation actually paid,” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year. In accordance with SEC rules, the following adjustments were made to total compensation to determine the compensation actually paid:

	Reported Summary Compensation Table Total for PEO	Deductions:	Additions:	Compensation Actually Paid to PEO
Year		Reported Value of Equity Awards (a)	Equity Award Adjustments (b)
Current PEO:
2025	$1,825,600	$1,825,600	$986,375	$986,375
Former PEO:
2025	$68,880	$—	$(262,723)	$(193,843)
2024	$1,245,313	$1,245,313	$1,892,428	$1,892,428
2023	$—	$—	$—	$—
2022	$—	$—	$—	$—
2021	$—	$—	$—	$—

(a)	The grant date fair value of equity awards represents the total of the amounts reported in the “Stock Awards” columns in the Summary Compensation Table for the applicable year.

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 48

(b)
The equity award adjustments for each applicable year include the addition (or subtraction, as applicable) of the following: (i) the year-end
fair value of any equity awards granted in the applicable year that are outstanding and unvested as of the end of the year; (ii) the amount of change as of the end of the applicable year (from the end of the prior fiscal year) in fair value of any awards granted in prior years that are outstanding and unvested as of the end of the applicable year; (iii) for awards that are granted and vest in the same applicable year, the fair value as of the vesting date; (iv) for awards granted in prior years that vest in the applicable year, the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value; (v) for awards granted in prior years that are determined to fail to meet the applicable vesting conditions during the applicable year, a deduction for the amount equal to the fair value at the end of the prior fiscal year; and (vi) the dollar value of any dividends or other earnings paid on stock or option awards in the applicable year prior to the vesting date that are not otherwise reflected in the fair value of such award or included in any other component of total compensation for the applicable year. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant. The amounts deducted or added in calculating the equity award adjustments are as follows:

Year	Year End Fair Value of Current Year Equity Awards that Remain Unvested at Year-End	Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year-End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Equity Award Adjustments
Current PEO:
2025	$1,186,015	$(311,350)	$—	$—	$—	$111,710	$986,375
Former PEO:
2025	$—	$(311,350)	$—	$—	$—	$48,627	$(262,723)
2024	$1,842,340	$—	$—	$—	$—	$50,088	$1,892,428
2023	$—	$—	$—	$—	$—	$—	$—
2022	$—	$—	$—	$—	$—	$—	$—
2021	$—	$—	$—	$—	$—	$—	$—

(4)	The dollar amounts reported represent the average of the amounts reported for our Non-PEO NEOs as a group in the “Total” column of the Summary Compensation Table in each applicable year.
(5)
The dollar amounts reported represent the average amount of “compensation actually paid” to our
Non-PEO
NEOs, as computed in accordance with SEC rules. The dollar amounts do not reflect the actual average amount of compensation earned by or paid to our
Non-PEO
NEOs during the applicable year. In accordance with the SEC rules, the following adjustments were made to average total compensation for our
Non-PEO
NEOs for each year to determine the compensation actually paid, using the same methodology described above in Note 3:

	Average Reported Summary Compensation Table Total for Non-PEO NEOs	Deductions:	Additions:	Average Compensation Actually Paid to Non-PEO NEOs
Year		Average Reported Value of Equity Awards	Average Equity Award Adjustments (a)
2025	$964,689	$728,547	$296,299	$532,441
2024	$622,671	$622,671	$946,237	$946,237
2023	$—	$—	$—	$—
2022	$—	$—	$—	$—
2021	$—	$—	$14,892	$14,892

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 49

Year	Year End Fair Value of Current Year Equity Awards that Remain Unvested at Year-End	Change in Fair Value of Equity Awards Granted in Prior Years that are Unvested at Year-End	Fair Value as of Vesting Date of Equity Awards Granted and Vested in the Year	Change in Fair Value of Equity Awards Granted in Prior Years that Vested in the Year	Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year	Value of Dividends or other Earnings Paid on Stock or Option Awards not Otherwise Reflected in Fair Value	Total Average Equity Award Adjustments
2025	$372,558	$(155,301)	$42,029	$(17,301)	$—	$54,314	$296,299
2024	$921,192	$—	$—	$—	$—	$25,045	$946,237
2023	$—	$—	$—	$—	$—	$—	$—
2022	$—	$—	$—	$—	$—	$—	$—
2021	$—	$—	$—	$14,892	$—	$—	$14,892

(6)
Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the five-year period included in this table, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(7)
Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at December 31, 2020. The peer group used for this purpose in 2023 represented the TSR of the SPDR S&P Oil & Gas Exploration and Production ETF (“XOP”) based on an initial $100 investment, measured on a cumulative basis from the market close on December 31, 2023, 2022, 2021 and 2020. The XOP was the peer group used by the Company for purposes of Item 201(e) of Regulation
S-K
under the Exchange Act in Viper’s Annual Report on Form
10-K
for the year ended December 31, 2023. The peer group used for this purpose in 2025 and 2024 consists of the following companies: Dorchester Minerals, L.P., Kimbell Royalty Partners LP, Sitio Royalties Corporation, Black Stone Minerals, L.P., Texas Pacific Land Corporation, SM Energy Company, Northern Oil and Gas, Inc., Civitas Resources, Inc., Matador Resources Company, XOP and the Standard & Poor’s 500 Index (SPX). Cumulative TSR is calculated by dividing the sum of the cumulative amount of dividends for the five-year period included in this table, assuming dividend reinvestment, and the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period.

(8)	The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
ANALYSIS OF THE INFORMATION PRESENTED IN THE PAY VERSUS PERFORMANCE TABLES
Information about the relationship between the compensation actually paid by Diamondback to Diamondback’s Chief Executive Officer and the average compensation actually paid by Diamondback to Diamondback’s other named executive officers, in each case who perform services for us as our NEOs, and certain of Diamondback’s financial performance measures, are set forth in Diamondback’s 2026 proxy statement under the heading “Compensation Tables—Pay Versus Performance Disclosure.”
As discussed above, during the years reported in the pay versus performance tables, we did not have any employees and all of the individuals that conducted our business, including our NEOs, were employed and compensated by Diamondback, except for any equity awards that may be granted under the LTIP. During the years ended December 31, 2023, 2022 and 2021, the Company did not grant any equity awards under the LTIP or otherwise pay any executive compensation and, accordingly, did not align any executive compensation for those years with Company performance or set any performance measures with respect to any compensation that was actually paid (as computed in accordance with SEC rules) to our Chief Executive Officer or other NEOs for a particular year. As a result, for the years ended December 31, 2023, 2022 and 2021 there is no relationship between the information presented in the pay versus performance tables and the Company’s net income, its cumulative total shareholder return, its peer group total shareholder return or any other financial performance measures of the Company.

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 50

Compensation Actually Paid, Cumulative TSR and Peer Group TSR

Pay vs. Performance: Total Shareholder Return
CAP ($MM)
Cumulative TSR ($100 Investment)
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
($0.3)
($0.5)
$600
$550
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$-
$0.00
$0.01
$0.00
$0.00
$0.00
$0.00
$1.89
$0.95
($0.19)
$0.99
$0.53
$194.07
$314.02
$328.99
$544.01
$454.07
2021
2022
2023
2024
2025
CAP to PEO (Stice)
CAP to PEO (Van't Hof)
Average CAP (Non-PEO NEOs)
Viper TSR

Pay vs. Performance: Company vs. Peer Group
Cumulative TSR ($100 Investment)
$600
$500
$400
$300
$200
$100
$0
2020
2021
2022
2023
2024
2025
$100.00
$100.00
$216.74
$194.07
$360.36
$314.02
$328.99
$321.80
$544.01
$457.20
$454.07
$351.19
Viper TSR
Peer TSR

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 51

Compensation
Actually
Paid and Net Income

Pay vs. Performance: Net Income ($MM)
CAP ($MM)
Net Income ($MM)
$2.0
$1.8
$1.5
$1.3
$1.0
$0.8
$0.5
$0.3
$0.0
($0.3)
($0.5)
$700
$600
$500
$400
$300
$200
$100
$-
$(100)
$(200)
$(300)
$257
$655
$501
$604
$(206)
$0.00
$0.01
$0.00
$0.00
$0.00
$0.00
$1.89
$0.95
($0.19)
$0.99
$0.53
2021
2022
2023
2024
2025
CAP to PEO (Stice)
CAP to PEO (Van't Hof)
Average CAP (Non-PEO NEOs)
Net Income (in millions)

VIPER ENERGY, INC.
•
2026 PROXY STATEMENT 52

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

The following table summarizes information about our equity compensation plans as of December 31, 2025:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders(1)
Long Term Incentive Plan	578,094	$—	7,887,804
Equity Compensation plans not approved by security holders	—	—	—

(1)

The former General Partner of the Partnership, our predecessor in the Conversion, adopted the LTIP, originally effective as of June 17, 2014, in connection with the Partnership’s initial public offering completed in June 2014. The LTIP was subsequently amended and restated, effective as of November 13, 2023, to give effect to the Conversion. On April 19, 2024, our board of directors unanimously adopted, subject to stockholder approval, our 2024 Amended and Restated Long Term Incentive Plan, amending and restating our Amended and Restated 2014 Long Term Incentive Plan, primarily to extend the expiration date from June 17, 2024 to June 4, 2034, which plan was approved by our stockholders on June 4, 2024. In connection with the Viper PubCo Merger, New Viper assumed the remaining share reserves available for issuance under the LTIP.

2025 DIRECTOR COMPENSATION

Our non-employee directors receive a combination of cash and equity compensation designed to attract and retain qualified candidates to serve on our board of directors. In setting non-employee director compensation, our board of directors considers the significant amount of time that directors spend in fulfilling their duties to the Company and our stockholders as well as the skill level required by our non-employee directors. The compensation committee is responsible for determining the type and amount of compensation for our non-employee directors. The compensation committee engaged Meridian, as its independent compensation consultant, to assist in the annual review of non-employee director compensation with a view to provide a pay program that compensates non-employee directors near the median of our peers by providing benchmark compensation data and recommendations for non-employee director compensation program design. Employee directors are not separately compensated for their service on the board.

Directors who are not executive officers or employees of the Company, or of Diamondback, and Mr. Stice receive compensation as “non-employee directors” as set by our board of directors and the compensation committee.

Each non-employee director receives a compensation package that consists of an annual cash retainer of $80,000, plus an additional annual payment of $15,000 for the chairperson, $10,000 for each other member of the audit committee, $10,000 for the chairperson and $5,000 for each other member of each other committee. In addition, each non-employee director, other than Mr. Stice in 2025, receives an equity award of restricted stock units under the LTIP granted annually at the close of business on the date of the Company’s annual meeting of stockholders. The number of restricted stock units awarded is calculated by dividing $175,000 by the average closing price of our common stock for the five trading days immediately preceding the date of grant. The awards vest on the first anniversary of the grant date. Our directors are also reimbursed for out-of-pocket expenses in connection with attending meetings of the board of directors or its committees.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 53

The following table sets forth the aggregate dollar amount of all fees earned to each of the non-employee directors during 2025 for their services on the board:

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Laurie H. Argo(3)(4)	$90,000	$172,595	$262,595
Spencer D. Armour, III(3)(4)	$95,000	$172,595	$267,595
Frank C. Hu(3)(4)	$90,000	$172,595	$262,595
W. Wesley Perry(3)(4)	$100,000	$172,595	$272,595
James L. Rubin(3)(4)	$95,000	$172,595	$267,595
Steven E. West(3)(4)	$75,000	$172,595	$247,595

(1)

This column reflects the value of a director’s annual retainer. Of these amounts, $18,750, $20,000, $18,750, $21,250, $20,000, and $15,000 were payments made in December 2024 to Ms. Argo and Messrs. Armour, Hu, Perry, Rubin, and West, respectively, for services to be performed in the first quarter of 2025. Excluded from these amounts were payments of $23,750, $25,000, $23,750, $26,250, $25,000, and $20,000 made in December 2025 to Ms. Argo and Messrs. Armour, Hu, Perry, Rubin, and West, respectively, for services to be performed in the first quarter of 2026.

(2)

The amounts shown reflect the grant date fair value of restricted stock units granted, determined in accordance with FASB ASC Topic 718. See Note 8—Earnings Per Common Share to our consolidated financial statements for the fiscal year ended December 31, 2025, included in our Annual Report on Form 10-K, filed with the SEC on February 25, 2026, regarding assumptions underlying valuations of equity awards for 2025. Dividend equivalent rights are not reflected in the aggregate grant date fair value of the restricted stock unit awards.

(3)

Each of Ms. Argo and Messrs. Armour, Hu, Perry, Rubin and West received a grant of 2,555 restricted stock units on July 10, 2024, which vested and settled on May 20, 2025, pursuant to the LTIP, with each unit having a grant date fair value of $39.57.

(4)

Each of Ms. Argo and Messrs. Armour, Hu, Perry, Rubin and West received a grant of 4,173 restricted stock units on May 20, 2025, which will vest and settle on May 19, 2026, the date of the 2026 Annual Meeting, pursuant to the LTIP, with each unit having a grant date fair value of $41.36.

Mr. Van’t Hof is a director, but was also an executive officer in 2025 and an employee of Diamondback. Mr. Van’t Hof has received awards pursuant to the Diamondback Energy, Inc. 2021 Amended and Restated Equity Incentive Plan (the “Diamondback Equity Incentive Plan”) for his service as an executive officer or employee, respectively, and unrelated to his service as director. These awards are reflected in the tables contained in Diamondback’s 2026 proxy statement under the heading “Compensation Discussion and Analysis” and “Compensation Tables.” In addition, on March 1, 2025, Mr. Van’t Hof received a performance-based restricted stock unit award under Viper’s LTIP, which is reflected in the tables under the heading “Compensation Tables” above.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 54

STOCK OWNERSHIP

HOLDINGS OF MAJOR STOCKHOLDERS

The following table and footnotes set forth certain information regarding the beneficial ownership as of March 25, 2026 of shares of each of our Class A Common Stock and Class B Common Stock by each person or entity known to us to be a beneficial owner of 5% or more of each class of our voting stock. Each share of Class A Common Stock and Class B Common Stock has one vote.

Name and Address of Beneficial Owner(1)	Amount and Nature of Class A Beneficial Ownership		Percent of Class A Common Stock Beneficially Owned(1)
Diamondback Energy, Inc. 500 West Texas Avenue, Suite 100 Midland, Texas 79701	142,156,718	(1)(2)	42.3	%(1)(2)
Capital World Investors(3) 333 South Hope Street, 55th Floor Los Angeles, CA 90071	18,753,294		9.7%
The Vanguard Group(4) 100 Vanguard Blvd. Malvern, PA 19355	17,023,862		8.8%
Kimmeridge Energy Management Company, LLC 15 Little West 12th Street; 4th Floor New York, NY 10014	15,680,938	(1)(5)	7.5	%(1)(5)
T. Rowe Price Associates, Inc.(6) 1307 Point Street Baltimore, MD 21231	10,797,522		5.6%
Wellington Management Group LLP(7) c/o Wellington Management Company LLP 280 Congress Street Boston, MA 02210	10,346,671		5.3%
Blackstone Holdings III L.P.(8) c/o Blackstone Inc. 345 Park Avenue New York, NY 10154	9,728,425		5.0%

(1)

Beneficial ownership is determined in accordance with SEC rules. The percentage of shares beneficially owned is based on 194,311,958 shares of Class A Common Stock outstanding as of March 25, 2026. As of March 25, 2026, there were also 164,810,547 shares of Class B Common Stock outstanding, of which (i) 142,156,718 shares of Class B Common Stock (together with the corresponding number of OpCo Units) were beneficially owned by Diamondback (either directly or through its wholly-owned subsidiaries Diamondback E&P and Endeavor, constituting approximately 86.3% of the total shares of Class B Common Stock Outstanding), and (ii) 15,680,938 shares of Class B Common Stock (together with the corresponding number of OpCo Units) were beneficially owned by Kimmeridge Energy Management Company, LLC (together with its affiliates, “Kimmeridge”), constituting approximately 9.5% of the total shares of Class B Common Stock Outstanding. The shares of Class B Common Stock held by the holders of our Class B Common Stock are freely exchangeable, together with the equal number of their OpCo Units, for the same number of shares of Class A Common Stock and, as a result, are deemed outstanding for the purpose of computing beneficial ownership of shares of Class A Common Stock of such holder, however, are not deemed outstanding for the purpose of computing the percentage ownership of shares of Class A Common Stock of each other person.

(2)

Based on the Schedule 13D/A filed by Diamondback, Diamondback E&P, and Endeavor with the SEC on March 23, 2026. Diamondback is a publicly traded company and Diamondback E&P and Endeavor are wholly-owned subsidiaries of Diamondback. The number of shares shown as beneficially owned by Diamondback consists of (i) 34,463,550 shares of Class B Common Stock freely exchangeable by

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 55

Diamondback into shares of Class A Common Stock, together with an equal number of OpCo Units held by Diamondback, (ii) 8,066,528 shares of Class B Common Stock freely exchangeable by Diamondback E&P into shares of Class A Common Stock, together with an equal number of OpCo Units held by Diamondback E&P and (iii) 69,626,640 shares of Class B Common Stock freely exchangeable by Endeavor into shares of Class A Common Stock, together with an equal number of OpCo Units held by Endeavor. Diamondback, Diamondback E&P and Endeavor have sole voting and dispositive power with respect to the shares of Class B Common Stock they hold. No outstanding shares of Class A Common Stock were held by Diamondback, Diamondback E&P, or Endeavor as of March 25, 2026. None of Diamondback’s directors, except for Steven E. West who also serves as a director of Viper, hold any securities with rights to acquire shares of Viper’s common stock. None of Diamondback’s executive officers individually or collectively hold securities to acquire 1% or more of outstanding shares of Viper’s common stock. Each such individual and his or her respective ownership of securities to acquire Viper’s common stock, if any, is listed on Exhibit 99.1 to Schedule 13D/A filed on February 3, 2025.
(3)

Based solely on the Schedule 13G/A filed with the SEC on February 6, 2026 by Capital World Investors (“Capital World”). Capital World reported sole voting power over 18,753,294 shares of Class A Common Stock and sole dispositive power over 18,753,294 shares of Class A Common Stock. Capital World is a division of Capital Research and Management Company (“CRMC”), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl, Capital International K.K., Capital Group Private Client Services, Inc., and Capital Group Investment Management Private Limited (together with CRMC, the “investment management entities”). CWI’s divisions of each of the investment management entities collectively provide investment management services under the name “Capital World Investors.”

(4)

Based solely on the Schedule 13G filed with the SEC on September 8, 2025 by The Vanguard Group (“Vanguard”). Vanguard reported shared voting power over 1,018,550 shares of Class A Common Stock, sole dispositive power over 15,817,787 shares of Class A Common Stock and shared dispositive power over 1,206,075 shares of Class A Common Stock. Vanguard’s clients, including investment companies registered under the Investment Company Act of 1940 and other managed accounts, have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the securities reported. No one other person’s interest in the securities reported herein is more than 5% of this class of securities.

(5)

Based on Viper’s records as of March 25, 2026, and on the Schedule 13G filed with the SEC on January 15, 2026, Kimmeridge had shared voting power over 15,680,938 shares of Class B Common Stock freely exchangeable by Kimmeridge into shares of Class A Common Stock, together with an equal number of OpCo Units held by Kimmeridge.

(6)

Based solely on the Schedule 13G filed with the SEC on November 14, 2025 by T. Rowe Price Associates, Inc. (“Price Associates”). Price Associates reported sole voting power over 10,688,088 shares of Class A Common Stock and sole dispositive power over 10,797,522 shares of Class A Common Stock. Price Associates indicated in prior amendments to Schedule 13G that it does not serve as custodian of the assets of any of its clients and, accordingly, in each instance only Price Associates’ client or such client’s custodian or trustee bank has the right to receive dividends paid with respect to, and proceeds from the sale of, such securities. The ultimate power to direct the receipt of dividends paid with respect to, and the proceeds from the sale of, such securities, is vested in the individual and institutional clients which Price Associates serves as investment adviser. Any and all discretionary authority which has been delegated to Price Associates may be revoked in whole or in part at any time. Not more than 5% of this class of such securities is owned by any one client subject to the investment advice of Price Associates.

(7)

Based solely on the Schedule 13G jointly filed with the SEC on November 12, 2025 by Wellington Management Group LLP (“Wellington Management”), Wellington Group Holdings LLP (“Wellington Holdings”), Wellington Investment Advisors Holdings LLP (“Wellington Advisors”) and Wellington Management Company LLP (“Wellington Company”). These securities are owned of record by clients of Wellington Management Company LLP, Wellington Management Canada LLC, Wellington Management Singapore Pte Ltd, Wellington Management Hong Kong Ltd, Wellington Management International Ltd, Wellington Management Japan Pte Ltd and Wellington Management Australia Pty Ltd (collectively, “Wellington Investment Advisers”). Wellington Management is a parent holding company of certain

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 56

holding companies and the Wellington Investment Advisers. Wellington Advisors controls directly, or indirectly through Wellington Management Global Holdings Ltd., the Wellington Investment Advisers. Wellington Advisors is owned by Wellington Holdings. Wellington Holdings is owned by Wellington Management. Each of Wellington Management, Wellington Holdings and Wellington Advisors reported shared voting power over 8,857,422 shares of Class A Common Stock and shared dispositive power over 10,346,671 shares of Class A Common Stock. Wellington Company reported shared voting power over 8,666,883 shares of Class A Common Stock and shared dispositive power over 9,542,218 shares of Class A Common Stock.
(8)

Based solely on the Schedule 13G jointly filed with the SEC on November 14, 2025 by BX Royal Aggregator LP, BCP VI/BEP Holdings Manager L.L.C., Blackstone Energy Management Associates L.L.C., Blackstone Management Associates VI L.L.C., Blackstone EMA L.L.C., BMA VI L.L.C., RRR Aggregator LLC, BX Primexx Topco LLC, BCP VII/BEP II Holdings Manager L.L.C., Blackstone Energy Management Associates II L.L.C., Blackstone Management Associates VII L.L.C., Blackstone EMA II L.L.C., BMA VII L.L.C., Blackstone Holdings III L.P. (“Blackstone Holdings”), Blackstone Holdings III GP L.P. (“Blackstone GP”), Blackstone Holdings III GP Management L.L.C., Blackstone Inc., Blackstone Group Management L.L.C. and Stephen A. Schwarzman (collectively, the “Blackstone Parties”). The Blackstone Parties reported sole voting power over 9,728,425 shares of Class A Common Stock and sole dispositive power of 9,728,425 shares of Class A Common Stock.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 57

HOLDINGS OF OFFICERS AND DIRECTORS

Holdings of Viper Class A Common Stock

The following table sets forth certain information regarding the beneficial ownership as of March 25, 2026 of shares of our Class A Common Stock by each of our directors, by each NEO and by all directors and executive officers as a group. None of our directors, nominees, NEOs or executive officers own shares of Class B Common Stock. Fractional shares have been rounded to the nearest whole share.

Name of Beneficial Owner	Class A Common Stock Beneficially Owned(1)	Percentage of Class A Common Stock Beneficially Owned
Kaes Van’t Hof(2)	35,362	*
Teresa L. Dick(3)	11,540	*
Al Barkmann(4)	1,000	*
Austen Gilfillian(5)	28,229	*
Will Krueger(6)	5,245	*
Matt Zmigrosky(7)	4,253	*
Laurie H. Argo(8)	10,591	*
Spencer D. Armour, III(8)	46,715	*
Frank C. Hu(8)	16,498	*
W. Wesley Perry(8)	78,743	*
James L. Rubin(8)	12,507	*
Travis D. Stice(9)	106,169	*
Steven E. West(8)	32,788	*
All directors and executive officers as a group (12 persons)	385,387	*

*	Less than 1%.
(1)

Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, shares of Class A Common Stock subject to unvested restricted stock units held by that person that are vesting within 60 days of March 25, 2026, are all deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 194,311,958 shares of Class A Common Stock outstanding as of March 25, 2026. Unless otherwise indicated, all amounts exclude shares of Class A Common Stock issuable upon vesting of restricted stock units that were not vested as of March 25, 2026 and will not vest within 60 days of March 25, 2026. Except as noted, each stockholder identified in the above table and related footnotes is believed to have sole voting and sole investment power with respect to the Common Stock beneficially owned, as applicable.

(2)

Excludes (i) 20,870 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (ii) 27,074 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (iii) 32,954 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2026 that are subject to satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(3)

Excludes (i) 6,957 performance-based restricted stock units awarded to Ms. Dick on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (ii) 5,415 performance-based restricted stock units awarded to Ms. Dick on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (iii) 5,492

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 58

performance-based restricted stock units awarded to Ms. Dick on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028.
(4)

Excludes (i) 6,957 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (ii) 5,415 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (iii) 5,492 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(5)

Excludes (i) 2,560 restricted stock units that are scheduled to vest on October 1, 2026, (ii) 6,668 restricted stock units granted on December 20, 2024 that are scheduled to vest on March 1, 2027, (iii) 3,610 restricted stock units granted on March 1, 2025 that are scheduled to vest on March 1, 2027, and (iv) 8,201 restricted stock units granted on March 1, 2026 that are scheduled to vest in two remaining substantially equal annual installments beginning on March 1, 2027. Also excludes (i) 8,348 performance-based restricted stock units awarded to Mr. Gilfillian on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (ii) 16,245 performance-based restricted stock units awarded to Mr. Gilfillian on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (iii) 18,455 performance-based restricted stock units awarded to Mr. Gilfillian on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(6)

In February of 2026, Mr. Krueger became an officer of Viper. Excludes (i) 2,743 restricted stock units granted on December 20, 2024 that are scheduled to vest on March 1, 2027, and (ii) 5,858 restricted stock units granted on March 1, 2026 that are scheduled to vest in two remaining equal annual installments beginning on March 1, 2027. Also excludes (i) 12,346 performance-based restricted stock units awarded to Mr. Krueger on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (ii) 13,182 performance-based restricted stock units awarded to Mr. Krueger on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(7)

Excludes (i) 6,957 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (ii) 8,664 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (iii) 5,492 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2028. Mr. Zmigrosky ceased to be an executive officer of Viper in February 2026.

(8)	Includes 4,173 restricted stock units granted on May 20, 2025, which will vest on May 19, 2026, the date of the 2026 Annual Meeting.
(9)

Reflects shares of Class A Common Stock held by Stice Investments, Ltd. Effective as of December 31, 2023, Mr. Stice gifted an estimated 14% limited partner interest in Stice Investments, Ltd., which interest was owned by Mr. Stice as of that date as his sole and separate property, to the Stice 2023 Family Trust, of which Mr. Stice’s spouse is the sole trustee and primary beneficiary and his adult children are secondary

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 59

beneficiaries, pursuant to the gift assignment executed on December 14, 2023 and effective as of December 31, 2023, subject to the third-party valuation of the fair market value of the gifted interest as of December 31, 2023. Effective as of May 31, 2024, Mr. Stice’s spouse gifted an estimated 8% limited partner interest in Stice Investments, Ltd., which interest was owned by her as of that date as her sole and separate property, to the TDS 2024 Trust (the “Trust”), of which Mr. Stice is the sole trustee and primary beneficiary and his adult children are secondary beneficiaries, pursuant to the gift assignment executed effective as of May 31, 2024, which interest was calculated based on the third party valuation of the fair market value of the gifted interest as of May 31, 2024, subject to completion of the final valuation. Stice Investments, Ltd. is managed by Stice Management, LLC, its general partner. Mr. Stice and his spouse hold 100% of the membership interests in Stice Management, LLC, of which Mr. Stice is the manager. Mr. Stice may be deemed to share beneficial ownership of securities beneficially owned by his spouse and, as a result, shares subject to the gift to his spouse may be deemed to be indirectly beneficially owned by Mr. Stice following the gift. Mr. Stice disclaims beneficial ownership of the shares subject to the gift to his spouse, except to the extent of his actual pecuniary interest therein. Excludes 20,870 performance-based restricted stock units granted to Mr. Stice on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Viper’s TSR performance peer group during the three-year performance period ending on December 31, 2026.

Holdings of Diamondback Common Stock

The following table sets forth certain information regarding the beneficial ownership as of March 25, 2026 of shares of common stock of Diamondback by each of our NEOs, by each director and by all executive officers and directors as a group.

	Shares of Diamondback Common Stock Beneficially Owned(1)
Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Class
Kaes Van’t Hof(2)	120,026	*
Teresa L. Dick(3)	97,397	*
Al Barkmann(4)	17,413	*
Austen Gilfillian	—	*
Will Krueger(5)	—	—
Matt Zmigrosky(6)	40,129	*
Laurie H. Argo	—	—
Spencer D. Armour, III	—	—
Frank C. Hu	—	—
W. Wesley Perry	—	—
James L. Rubin	—	—
Travis D. Stice(7)	405,690	*
Steven E. West(8)	4,484	*
All directors and executive officers as a group (12 persons)	645,010	*

*	Less than 1%.
(1)

Beneficial ownership is determined in accordance with SEC rules. In computing percentage ownership of each person, (i) shares of common stock subject to options held by that person that are exercisable as of March 25, 2026, and (ii) shares of common stock subject to restricted stock units held by that person that are exercisable or vesting within 60 days of March 25, 2026, are all deemed to be beneficially owned. These shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of each other person. The percentage of shares beneficially owned is based on 359,122,505 shares of common stock outstanding as of March 25, 2026. Unless otherwise indicated, all amounts exclude shares issuable upon the exercise of outstanding options and vesting of restricted stock units that are not exercisable and/or vested as of March 25, 2026 or within 60 days of March 25, 2026. Except as noted, each stockholder in the

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 60

above table is believed to have sole voting and sole investment power with respect to the shares of common stock beneficially held.
(2)

Excludes (i) 6,980 restricted stock units that are scheduled to vest on March 1, 2027, (ii) 16,334 restricted stock units granted on March 1, 2026 that are scheduled to vest in two equal annual installments beginning on March 1, 2027, (iii) 5,274 restricted stock units granted on March 1, 2019 that are scheduled to vest in three substantially equal annual installments beginning on March 1, 2027, (iv) 7,911 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2019 that were subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2021 and are scheduled to vest in three remaining substantially equal annual installments beginning on March 1, 2027, (v) 13,515 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (vi) 16,531 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, (vii) 14,881 performance-based restricted stock units awarded to Mr. Van’t Hof on May 21, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (viii) 36,752 performance-based restricted stock units awarded to Mr. Van’t Hof on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(3)

Excludes (i) 1,858 restricted stock units that are scheduled to vest on March 1, 2027, (ii) 3,500 restricted stock units granted on March 1, 2026 that are scheduled to vest in two equal annual installments beginning on March 1, 2027, (iii) 6,926 performance-based restricted stock units awarded to Ms. Dick on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (iv) 8,363 performance-based restricted stock units awarded to Ms. Dick on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (v) 7,876 performance-based restricted stock units awarded to Ms. Dick on March 1, 2026, that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(4)

Excludes (i) 863 restricted stock units that are scheduled to vest on March 1, 2027, (ii) 3,462 restricted stock units granted on September 10, 2024 that are scheduled to vest in two equal annual installments beginning on September 10, 2026, (iii) 2,333 restricted stock units granted on March 1, 2025 that are scheduled to vest in two substantially equal annual installments beginning on March 1, 2027, (iv) 3,500 restricted stock units granted on March 1, 2026 that are scheduled to vest in three substantially equal annual installments beginning on March 1, 2027, (v) 3,886 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (vi) 5,251 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (vii) 5,250 performance-based restricted stock units awarded to Mr. Barkmann on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(5)

In February of 2026, Mr. Krueger became an officer of Viper. Excludes 1,400 performance-based restricted stock units awarded to Mr. Krueger on September 10, 2024 that are subject to the satisfaction of certain

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 61

stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026.
(6)

Excludes (i) 2,463 restricted stock units that are scheduled to vest on March 1, 2027, (ii) 5,055 restricted stock units granted on March 1, 2026 that are scheduled to vest in two substantially equal installments beginning on March 1, 2027, (iii) 8,745 restricted stock units granted on September 10, 2024 that are scheduled to vest in four substantially equal annual installments beginning on September 10, 2026, (iv) 8,447 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (v) 11,085 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (vi) 11,376 performance-based restricted stock units awarded to Mr. Zmigrosky on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2028. Mr. Zmigrosky ceased to be an executive officer of Viper in February 2026.

(7)

Reflects (i) 123,745 shares held by Mr. Stice and, (ii) 305,314 shares held by Stice Investments, Ltd. Excludes (i) 11,236 restricted stock units granted on March 1, 2025 that are scheduled to vest on March 1, 2027, (ii) 12,133 restricted stock units granted on March 1, 2026 that are scheduled to vest in two substantially equal annual installments beginning on March 1, 2027, (iii) 32,943 performance-based restricted stock units awarded to Mr. Stice on March 1, 2024 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2026, (iv) 50,564 performance-based restricted stock units awarded to Mr. Stice on March 1, 2025 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2027, and (v) 27,302 performance-based restricted stock units awarded to Mr. Stice on March 1, 2026 that are subject to the satisfaction of certain stockholder return performance conditions relative to Diamondback’s TSR performance peer group during the three-year performance period ending on December 31, 2028.

(8)	Includes 1,417 restricted stock units granted on May 21, 2025, which will vest on May 20, 2026, the date of Diamondback’s 2026 annual meeting of stockholders.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 62

STOCK PERFORMANCE GRAPH

Our stock performance graph providing a comparison of our cumulative TSR during the five-year period beginning on December 31, 2020, the last trading day before the beginning of our fifth preceding fiscal year, through December 31, 2025 is included in our most recent Annual Report on Form 10-K, filed with the SEC on February 25, 2026, which information is incorporated herein by reference.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 63

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Review and Approval of Related Party Transactions

Our board of directors has adopted a written policy regarding related party transactions. Under the policy, the audit committee reviews and approves all relationships and transactions in which we and our directors, director nominees and executive officers and their immediate family members, as well as holders of more than 5% of any class of our voting securities and their immediate family members, have a direct or indirect material interest. The policy provides that the following do not create a material direct or indirect interest on behalf of the related party and are therefore not related party transactions:

•	a transaction involving compensation of directors;

•

a transaction involving compensation of an executive officer or involving an employment agreement, severance arrangement, change in control provision or agreement or special supplemental benefit of an executive officer;

•	a transaction with a related party involving less than $120,000;

•

a transaction in which the interest of the related party arises solely from the ownership of a class of our equity securities and all holders of that class receive the same benefit on a pro rata basis;

•

a transaction involving indemnification payments and payments under directors and officers indemnification insurance policies made pursuant to our certificate of incorporation or bylaws or pursuant to any policy, agreement or instrument of the Company or to which the Company is bound; and

•	a transaction in which the interest of the related party arises solely from indebtedness of a 5% stockholder or an “immediate family member” of a 5% stockholder.

The policy supplements the conflict of interest provisions in our Code of Business Conduct and Ethics.

Although our management believes that the terms of the related party transactions described below are reasonable, it is possible that we could have negotiated more favorable terms for such transactions with unrelated third parties.

Payments to Diamondback and Its Affiliates under the Services and Secondment Agreement

Under the Services and Secondment Agreement, we are required to reimburse Diamondback for all reasonable costs and expenses (including administrative costs) Diamondback incurs and payments Diamondback makes on our behalf in connection with providing services to us under the Services and Secondment Agreement. Except as discussed under the heading “Compensation Discussion and Analysis—Executive Compensation Policy and Objectives,” the Services and Secondment Agreement does not set a limit on the amount of expenses for which Diamondback is entitled to reimbursement by us for the services provided by Diamondback under the Services and Secondment Agreement. The reimbursable expenses include salary, bonus, incentive compensation and other amounts paid to persons who perform services for us or on our behalf and other expenses allocated to us in connection with such services.

For the year ended December 31, 2025, Diamondback charged Viper $17 million for the services of Diamondback employees that provided services to Viper pursuant to the Services and Secondment Agreement. Additionally, Diamondback’s estimated annual budget for the cost of services for Diamondback employees that will provide services to Viper under the Services and Secondment Agreement for the year ending December 31, 2026 is between $20 and $21 million.

Dividends paid to Diamondback, Diamondback E&P and Endeavor

Diamondback, Diamondback E&P and Endeavor are entitled to receive their pro rata portion of (i) the dividends we make on our Class A Common Stock, to the extent they hold any such common equity on the record date set

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 64

for that purpose by the board of directors, and (ii) the distributions the Operating Company makes in respect of the OpCo Units. As of March 25, 2026, Diamondback held no shares of Class A common stock. Under the terms of our certificate of incorporation, we are required to pay a quarterly preferred dividend in respect of our Class B Common Stock, a portion of which is held by Diamondback, Diamondback E&P, and Endeavor, in the aggregate amount of $20,000 per quarter, which is consistent with the Partnership’s pre-Conversion preferred distribution requirement. Other than that preferred dividend requirement, we are not required to pay dividends to our stockholders on a quarterly or other basis, and declaration of any other dividends in the future will be solely in the discretion of our board of directors. During the year ended December 31, 2025, Diamondback, Diamondback E&P and Endeavor received dividends from us and distributions from the Operating Company in the aggregate amount of $361 million.

Diamondback Registration Rights Agreement and Exchange Agreement

On June 23, 2014, in connection with its initial public offering, the Partnership entered into a registration rights agreement with Diamondback, which registration rights agreement was subsequently amended and restated on May 9, 2018 in connection with the Partnership’s recapitalization transaction completed on May 10, 2023 and was further amended and restated on November 10, 2023 in connection with the Conversion completed on November 13, 2023 (as so amended and restated, the “Diamondback Registration Rights Agreement”). Pursuant to the Diamondback Registration Rights Agreement, Diamondback has certain demand registration rights with respect to our securities held by it or its subsidiaries. Under the terms and conditions of the Amended Exchange Agreement (as defined below), Diamondback and Diamondback E&P have the right to exchange their shares of Class B Common Stock together with an equal number of their OpCo Units, for the same number of shares of Class A Common Stock upon delivery of notice of redemption to us.

Related Party Acquisitions

In the second half of 2025, the Company acquired, in individually insignificant transactions from Diamondback E&P, mineral and royalty interests representing 80 net royalty acres in the Permian Basin for an aggregate purchase price of approximately $2 million, including customary closing adjustments.

2025 Drop Down

On May 1, 2025, the Company acquired all of the issued and outstanding equity interests in 1979 Royalties, LP and 1979 Royalties GP, LLC from Endeavor, each a seller party and a subsidiary of Diamondback, pursuant to a definitive equity purchase agreement for consideration consisting of (i) $873 million in cash including certain customary post-closing adjustments, and (ii) the issuance of 69,626,640 OpCo Units and an equivalent number of shares of the Company’s Class B Common Stock. The OpCo Units and the Class B Common Stock issued in the 2025 Drop Down, as well as the OpCo Units and Class B Common Stock otherwise beneficially owned by Diamondback, are exchangeable from time to time for shares of the Company’s Class A Common Stock (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). The shares of Class A Common Stock that may be issued to Diamondback and/or its subsidiaries upon exchange of their OpCo Units and shares of Class B Common Stock, including those OpCo Units and shares of Class B Common Stock issued at the closing of the 2025 Drop Down, are subject to the Diamondback Registration Rights Agreement, previously filed by the Company with the SEC.

The 2025 Drop Down was approved by (i) the Company’s audit committee comprised of all independent directors and the full board of directors, in each case on January 30, 2025, and (ii) the majority of the Company’s stockholders, other than Diamondback and its subsidiaries, at the special meeting of the Company’s stockholders held on May 1, 2025, as required under Nasdaq Rules.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 65

Sitio Acquisition

On August 19, 2025, the Company completed a series of transactions in which New Viper acquired Sitio, Sitio OpCo and their respective subsidiaries, pursuant to the Agreement and Plan of Merger, dated June 2, 2025, by and among Former Viper, the Operating Company, Sitio, Sitio OpCo, New Viper, Cobra Merger Sub, Inc. and Scorpion Merger Sub, Inc. Upon completion of the Sitio Acquisition, Former Viper became a wholly owned subsidiary of New Viper, as a result of a merger contemplated by the documents governing the Sitio Acquisition.

Consideration for the Sitio Acquisition consisted of the right for Sitio and the Former Sitio Equityholders to receive (a) 0.4855 shares of Class A Common Stock, for each share of Sitio Class A common stock, par value $0.0001 per share, and (b) 0.4855 OpCo Units, along with a corresponding amount of Class B Common Stock, for each unit representing limited partnership interests of Sitio OpCo, subject to certain exclusions. The OpCo Units and Class B Common Stock issued in the Sitio Acquisition are exchangeable from time to time for shares of Class A Common Stock (that is, one OpCo Unit and one share of Class B Common Stock, together, are exchangeable for one share of Class A Common Stock). Each share of Class C common stock, par value $0.0001 per share, of Sitio was automatically canceled in the transaction for no consideration and ceased to exist upon closing of the Sitio Acquisition. The shares of common stock of Former Viper and Sitio were delisted from the Nasdaq and their respective reporting obligations under the Exchange Act were terminated. As part of the Sitio Acquisition, New Viper issued 38,536,236 shares of Class A Common Stock, 35,619,951 shares of Class B Common Stock and 35,619,951 OpCo Units. In addition, at the closing of the Sitio Acquisition, the Company entered into a registration rights agreement with certain of the Former Sitio Equityholders (the “Sitio Registration Rights Agreement”), pursuant to which such equity holders received certain demand registration rights with respect to the shares of the Company’s Class A Common Stock that may be acquired by them in exchange for OpCo Units and shares of the Company’s Class B Common Stock.

Agreement with TWR IV and Morita Ranches Equity Recipients

On October 1, 2024, we acquired all of the issued and outstanding equity interests in Tumbleweed Royalty IV, LLC (“TWR IV”) and TWR IV SellCo, LLC from TWR IV and TWR IV SellCo Parent, LLC (the “TWR IV Acquisition”), for (i) cash consideration of approximately $464.2 million, including transaction costs and certain customary post-closing adjustments, (ii) 10,093,670 OpCo Units to TWR IV, (iii) an option (the “TWR Class B Option”), granted to TWR IV, to acquire up to 10,093,670 shares of the Company’s Class B Common Stock, and (iv) contingent cash consideration of $16.0 million paid in January 2026.

In connection with the closing of the TWR IV Acquisition, we and OpCo entered into the Class B Common Stock Option Agreement with TWR IV, pursuant to which TWR IV may exercise the TWR Class B Option to acquire up to 10,093,670 shares of our Class B Common Stock.

In addition, at the closing of the TWR IV Acquisition, (i) we, Diamondback, Diamondback E&P and TWR IV entered into the Third Amended and Restated Limited Liability Agreement of OpCo, dated as of October 1, 2024, adding TWR IV as party to OpCo’s limited liability company agreement, and (ii) we, OpCo, Diamondback, Diamondback E&P, TWR IV, and, for the limited purpose specified therein, the General Partner, entered into a second amended and restated exchange agreement, amending and restating the then existing exchange agreement among we, OpCo, Diamondback and Diamondback E&P (as so amended and restated, the “Amended Exchange Agreement”), pursuant to which TWR IV was added as a holder and party to agreement, and is entitled to the rights to exchange (the “TWR Exchange Rights”) up to 10,093,670 OpCo Units received by TWR IV at closing of the TWR IV Acquisition and, where applicable, an equal number of shares of our Class B Common Stock upon exercise of the TWR Class B Option by TWR IV, for the same number of shares of our Class A Common Stock. Pursuant to the 2026 Secondary Offering (as defined below), TWR IV exchanged 3,347,286 OpCo Units for shares of Class A Common Stock and sold such shares in the offering.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 66

At the closing of the TWR IV Acquisition, we also entered into a Registration Rights Agreement (as subsequently amended and restated, the “TWR IV Registration Rights Agreement”), pursuant to which TWR IV received certain demand and piggyback registration rights with respect to the shares of our Class A Common Stock to be received by TWR IV upon exercise of the TWR Exchange Rights and, if applicable, the TWR Class B Option.

At the closing of the Morita Ranches Acquisition, the Morita Ranches Equity Recipients (i) became parties to the Third Amended and Restated Limited Liability Agreement of OpCo, dated as of October 1, 2024, as amended, and (ii) entered into an exchange agreement (the “Morita Ranches Exchange Agreement” and together with the Amended Exchange Agreement, the “Exchange Agreements”) with us and OpCo to provide for the right to exchange (the “Morita Ranches Exchange Rights”) up to 2,400,297 OpCo Units and an equal number of shares of our Class B Common Stock received by the Morita Ranches Equity Recipients at closing of the Morita Ranches Acquisition, for the same number of shares of our Class A Common Stock.

In addition, at the closing of the Morita Ranches Acquisition, we also entered into a registration rights agreement with the Morita Ranches Equity Recipients (the “Morita Ranches Registration Rights Agreement”), pursuant to which the Morita Ranches Equity Recipients received certain demand and piggyback registration rights with respect to the shares of our Class A Common Stock that may be acquired by them upon exercise of the Morita Ranches Exchange Rights. Each of TWR IV and the Morita Ranches Equity Recipients is an affiliate of EnCap Partners GP, LLC, which beneficially owned approximately 8.4% of our Class A Common Stock, on a fully converted basis, as of April 1, 2025. The TWR IV Registration Rights Agreement and the Morita Ranches Registration Rights Agreements are collectively referred to herein as the “EnCap Registration Rights Agreements.”

To fulfill certain of our registration obligations under the EnCap Registration Rights Agreements, on April 1, 2025, we filed a shelf registration statement on Form S-3ASR to cover the resale of up to an aggregate of 12,493,967 shares of Class A Common Stock that may be received and sold by TWR IV or the Morita Ranches Equity Recipients, or their permitted transferees, upon exercise of the TWR Exchange Rights or the Morita Ranches Exchange Rights, as applicable, under the Amended Exchange Agreement and the Morita Ranches Exchange Agreement, as applicable, which registration statement on Form S-3 ASR became automatically effective upon filing.

At the closing of the Sitio Acquisition, New Viper assumed the EnCap Registration Rights Agreements, the Diamondback Registration Rights Agreement and the Exchange Agreements. The Sitio Registration Rights Agreement, the Encap Registration Rights Agreements and the Diamondback Registration Rights Agreement are collectively referred to as the “Registration Rights Agreements.”

Pursuant to the Registration Rights Agreements, we will pay all expenses relating to the registration, offering and listing of these shares, except that the selling stockholders will pay any underwriting fees, discounts and commissions, placement fees of underwriters, broker commissions, transfer taxes and certain attorney’s fees. Pursuant to the terms of the Registration Rights Agreements, we agreed to indemnify the selling stockholders against certain liabilities, including liabilities under the Securities Act, and the selling stockholders have agreed to indemnify us against certain liabilities, including liabilities under the Securities Act, which may arise from any written information furnished to us by the selling stockholders expressly for use in this prospectus and/or in any prospectus supplement, as applicable.

On August 26, 2025, in connection with the Sitio Acquisition and pursuant to Diamondback’s exercise of certain registration rights under the Diamondback Registration Rights Agreement, we filed our registration statement on Form S-3ASR (the “Resale Shelf”) registering for resale of up to an aggregate of 203,172,011 shares of our Class A Common Stock, which may be obtained by exchanging of shares of our Class B common stock together with a corresponding number of OpCo Units, each beneficially owned at the time of such filing by Diamondback, Diamondback E&P, Endeavor, Former Sitio Equityholders, TWR IV and Morita Ranches Equity Recipients.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 67

Pursuant to the Registration Rights Agreements, we paid all expenses relating to such registration of shares of Class A Common Stock pursuant to the Resale Shelf. Our estimated expenses in connection with the filing of the related registration statement were approximately $1 million.

2026 Secondary Offering

On March 2, 2026, pursuant to the Registration Rights Agreements we entered into an Underwriting Agreement (the “Underwriting Agreement”) with Diamondback, EnCap Energy Capital Fund X, L.P., Tumbleweed Royalty IV, LLC, Opps IX Source Holdings PT, L.P., and Opps IX Source Holdings II PT, L.P. (the “Selling Stockholders”) and J.P. Morgan Securities LLC and Goldman Sachs & Co. LLC, as underwriters (the “Underwriters”). The Underwriting Agreement related to a public offering (the “2026 Secondary Offering”) by the Selling Stockholders of an aggregate of 17,391,304 shares of Class A Common Stock and the Underwriters option to purchase up to an additional 2,608,696 shares of Class A Common Stock to cover over-allotments. The 2026 Secondary Offering closed on March 4, 2026. Viper did not receive any proceeds from the sale of shares in the Secondary Offering.

On March 19, 2026, the Underwriters exercised a portion of their option and purchased an additional 954,809 shares of Class A Common Stock (the “Shoe Exercise”).

Pursuant to the Registration Rights Agreements, we paid all expenses relating to the registration, offering and listing of the shares sold in the 2026 Secondary Offering and Shoe Exercise, except that the Selling Stockholders paid the discounts and commissions of the Underwriters, any transfer taxes and certain attorney’s fees. Our estimated expenses in connection with the 2026 Secondary Offering were approximately $1 million.

Dividends Paid to Kimmeridge

Kimmeridge is entitled to receive their pro rata portion of (i) the dividends we make on our Class A Common Stock, to the extent they hold any such common equity on the record date set for that purpose by the board of directors and (ii) the distributions the Operating Company makes in respect of the OpCo Units, to the extent they hold any such OpCo Units on the record date set for that purpose by the board of directors. Under the terms of our certificate of incorporation, we are required to pay a quarterly preferred dividend in respect of our Class B Common Stock, a portion of which is held by Kimmeridge, in the aggregate amount of $20,000 per quarter, which is consistent with the Partnership’s pre-Conversion preferred distribution requirement. Other than that preferred dividend requirement, we are not required to pay dividends to our stockholders on a quarterly or other basis, and declaration of any other dividends in the future will be solely in the discretion of our board of directors. During the year ended December 31, 2025, Kimmeridge received dividends from us and distributions from the Operating Company in the aggregate amount of $11.7 million.

Kimmeridge Repurchase

On December 11, 2025, OpCo, a consolidated subsidiary of Viper, entered into a unit purchase and sale agreement with an affiliate of Kimmeridge, pursuant to which OpCo repurchased 1,000,000 OpCo Units from Kimmeridge for an aggregate purchase price of $40,650,000, or $40.65 per OpCo Unit (the “Kimmeridge Repurchase”), equivalent to the last Nasdaq closing price of Viper’s Class A Common Stock prior to the Repurchase. A corresponding number of shares of Viper’s Class B Common Stock owned by Kimmeridge was cancelled.

The Kimmeridge Repurchase was effected pursuant to Viper’s existing $750 million repurchase program, which the our board of directors expanded to also include repurchases of OpCo Units and Class B Common Stock. The Kimmeridge Repurchase was approved by the audit committee of our board of directors.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 68

Tax Sharing Agreement

In connection with the closing of the Partnership’s initial public offering, we entered into a tax sharing agreement with Diamondback, dated June 23, 2014, which was amended and restated on November 10, 2023 in connection with the Conversion completed on November 13, 2023 (as so amended and restated, the “Tax Sharing Agreement”). Under the terms and conditions of the Tax Sharing Agreement, we agreed to reimburse Diamondback for our share of state and local income and other taxes for which our activities are included in a combined or consolidated tax return filed by Diamondback with respect to taxable periods including or beginning on June 23, 2014. The amount of any such reimbursement is limited to the tax that we would have paid had we not been included in a combined group with Diamondback. Diamondback may use its tax attributes to cause its combined or consolidated group, of which we may be a member for this purpose, to owe less or no tax. In such a situation, we agreed to reimburse Diamondback for the tax we would have owed had the tax attributes not been available or used for our benefit, even though Diamondback had no cash tax expense for that period. For the year ended December 31, 2025, we recognized $4 million of state income tax expense payable under the Tax Sharing Agreement.

Lease Bonus Payments

During the year ended December 31, 2025, Diamondback paid us $24 million in lease bonus payments for 18 new leases from Viper.

Surface Use

Diamondback periodically pays us for surface use charges and right of way easements related to properties that Diamondback leases from us. During the year ended December 31, 2025, Diamondback paid us $1 million for such purposes.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 69

PROPOSAL 2: APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION

In accordance with Section 14A of the Exchange Act, our board of directors is providing our stockholders with a non-binding advisory vote on the Company’s executive compensation program as reported in this proxy statement, or “say on pay” vote. The Company’s stockholders are being asked to vote on the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers as disclosed in this proxy statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby approved.”

While the vote on executive compensation is non-binding and solely advisory in nature, our board of directors and the compensation committee will review and consider the “say on pay” voting results when making future decisions regarding our executive compensation program. The next “say on pay” vote will take place at our 2027 Annual Meeting.

BOARD VOTING RECOMMENDATION

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM AS REPORTED IN THIS PROXY STATEMENT.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 70

PROPOSAL 3: RATIFY THE APPOINTMENT OF OUR INDEPENDENT AUDITOR

WHAT AM I VOTING ON?

You are voting on a proposal to ratify the appointment of Grant Thornton LLP, or “Grant Thornton,” as our independent auditor for fiscal year 2026. The audit committee has appointed Grant Thornton to serve as independent auditor.

WHAT SERVICES DOES THE INDEPENDENT AUDITOR PROVIDE?

Audit services of Grant Thornton for fiscal year 2025 included an audit of our consolidated financial statements and services related to periodic filings made with the SEC. Additionally, Grant Thornton provided certain services related to the consolidated quarterly reports and annual and other periodic reports, registration statements and comfort letters and other services as described below.

HOW MUCH WAS THE INDEPENDENT AUDITOR PAID IN 2025 AND 2024?

The following table summarizes the aggregate fees of Grant Thornton for professional services:

	Year Ended December 31,
	2025	2024
Audit fees(1)	$1,260,000	$724,500
Audit-related fees(2)	210,000	—
Tax fees(3)	—	—
All other fees(4)	—	—

Total	$1,470,000	$724,500

(1)	Audit fees represent aggregate fees for audit services, which relate to the fiscal year consolidated audit, quarterly reviews, registration statements, and comfort letters.
(2)	Audit-related fees for the year ended December 31, 2025 represent fees for an acquired business audit required pursuant to Regulation S-X, Rule 3-05.
(3)	Tax fees represent amounts billed in each of the years presented for professional services rendered in connection with tax compliance, tax advice, and tax planning.
(4)	All other fees represent amounts billed in each of the years presented for services not classifiable under the other categories listed in the table above.

DOES THE AUDIT COMMITTEE APPROVE THE SERVICES PROVIDED BY GRANT THORNTON?

It is our audit committee’s policy to pre-approve all audit, audit related and permissible non-audit services rendered to us by our independent auditor. Consistent with such policy, all of the fees listed above that we incurred for services rendered by Grant Thornton subsequent to our initial public offering and the formation of our audit committee were pre-approved by our audit committee.

WILL A REPRESENTATIVE OF GRANT THORNTON BE PRESENT AT THE MEETING?

Yes, one or more representatives of Grant Thornton will be present at the meeting. The representatives will have an opportunity to make a statement if they desire and will be available to respond to appropriate questions from the stockholders.

WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

Stockholder ratification of the appointment of our independent auditor is not required by the Company’s bylaws or otherwise. However, we are submitting this proposal to the stockholders as a matter of good corporate

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 71

practice. Approval of this proposal requires the affirmative vote of a majority of the votes cast on the proposal. If the appointment of Grant Thornton is not ratified, the audit committee will reconsider the appointment. Even if the appointment is ratified, the audit committee in its discretion may direct the appointment of a different independent audit firm at any time during the year if it is determined that such change would be in best interests of the Company and its stockholders.

HAS GRANT THORNTON ALWAYS SERVED AS VIPER’S INDEPENDENT AUDITOR?

Grant Thornton has served as our independent auditor since 2013.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS THE COMPANY’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR 2026.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 72

PROPOSAL 4: APPROVE AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE THAT STOCKHOLDERS HOLDING AT LEAST 20% OF THE VOTING POWER, DETERMINED ON A NET LONG BASIS, CONTINUOUSLY FOR AT LEAST ONE YEAR, MAY CALL SPECIAL MEETINGS OF STOCKHOLDERS, AND OTHER IMMATERIAL CHANGES

WHAT AM I VOTING ON?

You are voting on a proposal to approve an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes.

The Company’s certificate of incorporation currently allows stockholders who own at least 20% of the issued and outstanding voting power to call for a special meeting; while our bylaws require that such stockholders own at least 20% of the voting power, determined on a net long basis, continuously for at least one year to call special meetings of stockholders. The proposed amendment will align the certificate of incorporation with our bylaws.

The Board has unanimously approved, and recommends that the Company’s stockholders approve, an amendment to the Company’s certificate of incorporation to allow a special meeting of the Company’s stockholders to be called by the Chairman of the Board or the Board following a proper request from one or more stockholders of the Company (acting on their own behalf and not by assigning or delegating their rights to any other person or entity) that together have continuously held, for their own accounts, beneficial ownership of at least a 20% aggregate “net long position” in the issued and outstanding voting stock of the Company entitled to vote generally in the election of directors (the “requisite percent”), if such stockholders have complied with certain procedural and other related requirements in the bylaws. For purposes of determining the requisite percent, “net long position” will be determined with respect to each requesting stockholder by subtracting such stockholder’s short position from such stockholder’s long position, based on Rule 14e-4 (the “Rule”) under the Exchange Act (as such Rule is amended from time to time or, if applicable, any successor Rule) and the bylaws.

WHAT VOTE IS REQUIRED FOR APPROVAL?

Proposal 4 requires the affirmative vote of at least a majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class, to be approved at the annual meeting.

WHAT IS THE BOARD’S RATIONALE FOR APPROVAL?

The Board recognizes that providing stockholders the ability to request special meetings is viewed by some stockholders as a helpful additional governance mechanism. Conducting a special meeting, however, could impose significant costs, both administrative and operational, and the Board and management must devote significant time and attention to preparing for a special meeting, which takes their time and attention away from their primary focus of overseeing and operating the Company’s business. Therefore, special meetings should ideally only be called to discuss critical, time-sensitive issues that cannot be delayed until the Company’s next annual meeting and convened only when a broad base of stockholders supports calling the special meeting.

To balance these considerations, the Board believes that a small percentage of stockholders, who have not held their shares long term, should not be able to force the call of a special meeting and advance narrow interests not shared by many stockholders, and that a threshold of 20% of the voting power, determined on a net long basis, sets an appropriate level of ownership to ensure that critical matters important to holders of a significant amount of Company capital stock may be considered by the stockholders on a time-sensitive basis, while still adequately protecting the long-term interest of the Company. The Board also believes that by including a one-year continuous holding period as part of the requisite percent requirement, it is striking an appropriate balance between enhancing the rights of stockholders and avoiding the costs and distractions associated with the calling of a special meeting. A combination of a one-year continuous holding period and the 20% requisite percent threshold also minimizes the risk of frequent meeting requests, especially those potentially covering agenda

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 73

items relevant to particular narrow constituencies as opposed to stockholders generally. The Board therefore believes that these parameters are appropriate and reflect the best interest of stockholders.

The nominating and corporate governance committee and the Board carefully considered the advantages and disadvantages of implementing the amendment to the certificate of incorporation to afford the Company’s stockholders the right to request a special meeting. After carefully reviewing these considerations, the nominating and corporate governance committee determined, and the Board agreed, that it is in the best interests of the Company and its stockholders to limit the ability to call a special meeting to stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least a year as contemplated by Proposal 4, and has unanimously approved, and is recommending that the Company’s stockholders approve, the amendment to the certificate of incorporation contemplated by Proposal 4.

COMPLETE TEXT OF PROPOSED SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

The general description of the proposed amendment and other immaterial changes to the certificate of incorporation contemplated by this Proposal 4 is qualified in its entirety by reference to the text of the proposed Second Amended and Restated Certificate of Incorporation, which is provided as Appendix A to this proxy statement. Proposed additions are double-underlined, and proposed deletions are stricken through.

DESCRIPTION OF OTHER IMMATERIAL CHANGES

The Board also approved certain immaterial changes, which do not substantively affect stockholders’ rights, to streamline the certificate of incorporation, including (i) the removal of a share reclassification provision that has already been effectuated and (ii) conforming corrections to ensure the consistent use of defined terms.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO PROVIDE THAT STOCKHOLDERS HOLDING AT LEAST 20% OF THE VOTING POWER, DETERMINED ON A NET LONG BASIS, CONTINUOUSLY FOR AT LEAST ONE YEAR, MAY CALL SPECIAL MEETINGS OF STOCKHOLDERS, AND OTHER IMMATERIAL CHANGES.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 74

FREQUENTLY ASKED QUESTIONS ABOUT THE ANNUAL MEETING

Who is soliciting my vote?

The board of directors of Viper is soliciting your vote at the 2026 Annual Meeting of Stockholders.

What am I voting on, what are the voting options and how does the board of directors recommend that I vote my shares?

Brief Description of Proposal		Voting Options	Board’s Recommendation
1.	Election of Directors	FOR, AGAINST or ABSTAIN (for each director nominee)	✓	FOR each nominee
2.	Approval, on an advisory basis, of the Company’s executive compensation program	FOR, AGAINST or ABSTAIN	✓	FOR
3.	Ratify the appointment of our independent auditor	FOR, AGAINST or ABSTAIN	✓	FOR
4.	Approval of an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes	FOR, AGAINST or ABSTAIN	✓	FOR

Who is entitled to vote?

You may vote if you were the record owner of our common stock as of the close of business on March 27, 2026. Each share of Class A Common Stock and each share of Class B Common Stock is entitled to one vote. As of March 27, 2026, we had [    ] shares of Class A Common Stock and [    ] shares of Class B Common Stock outstanding and entitled to vote. As provided in our certificate of incorporation, except as otherwise expressly required thereunder or by applicable law, the holders of Class A Common Stock and Class B Common Stock will vote together as a single class (or, if the holders of more than one series of preferred stock are entitled to vote together with the holders of Class A Common Stock and Class B Common Stock, together as a single class with the holders of any such other series of preferred stock) on all matters submitted to the vote of stockholders generally. As of March 27, 2026, no shares of any series of preferred stock were issued by us. There is no cumulative voting.

How many votes must be present to hold the meeting?

Your shares are counted as present at the Annual Meeting if you attend the meeting and vote in person or if you properly grant your proxy by telephone, Internet or mail. In order for us to hold our meeting, holders of a majority of the voting power of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy at the meeting. This is referred to as a quorum. Abstentions and broker non-votes will be counted for purposes of establishing a quorum at the meeting.

What is a broker non-vote?

If a broker does not have discretion to vote shares held in street name on a particular proposal and does not receive instructions from the beneficial owner on how to vote those shares, the broker may not vote on that proposal. This is known as a broker non-vote. No broker may vote your shares without your specific instructions on any of the proposals to be considered at the Annual Meeting other than on the proposals that are considered to be “routine.” Under the rules of the New York Stock Exchange (NYSE), which apply to brokers regardless of

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 75

whether an issuer is listed on the NYSE or Nasdaq, Proposal 3 relating to the ratification of our independent auditor is considered to be a “routine” matter. Accordingly, brokers will have discretionary authority to vote on Proposal 3, but will not have discretionary authority to vote on Proposal 1, Proposal 2, or Proposal 4 at the Annual Meeting without your specific instructions.

How many votes are needed to approve each of the proposals, and what are the effects of abstentions, broker non-votes and unmarked, signed proxy cards?

Brief Description of Proposal		Vote Required to Adopt the Proposal	Effect of Abstentions	Effect of Broker-Non Votes	Unmarked/Signed Proxy Cards
1.	Election of Directors	Directors will be elected by the affirmative vote of a majority of the votes cast by holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or by proxy, which means that the number of shares of Common Stock voted “FOR” a director nominee must exceed the number of votes cast “AGAINST” that nominee(1)	None	None	FOR each nominee
2.	Approval, on an advisory basis, of the Company’s executive compensation program	Majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock voting together as a single class, present in person or represented by proxy	None	None	FOR
3.	Ratify the appointment of our independent auditor	Majority of the votes cast by the holders of Class A Common Stock and Class B Common Stock, voting together as a single class, present in person or represented by proxy	None	Not applicable	FOR
4.	Approval of an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes	Majority of the outstanding shares of Class A Common Stock and Class B Common Stock voting together as a single class	Against	Against	FOR

(1)

In any uncontested election, if any incumbent director (other than a director designated by Diamondback pursuant to the Company’s certificate of incorporation) is not elected because he or she does not receive a majority of the votes cast, he or she is required to immediately tender his or her resignation for consideration by our board of directors. Our board of directors, led by the nominating and corporate governance committee, will evaluate whether to accept or reject such resignation, or whether other action

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 76

should be taken; provided, however, that the board will act on such resignation and publicly disclose its decision to accept or reject such resignation and the rationale behind such decision within 90 days from the date of the certification of the director election results.

How do I vote?

You can vote either in person at the meeting or by proxy without attending the meeting.

To vote by proxy, you may vote by telephone or through the Internet by following the instructions included on the Notice of Internet Availability of Proxy Materials or proxy card, or, if you request to receive a paper copy of the proxy card, by returning a signed, dated and marked proxy card. If you are a registered holder or hold your shares in street name, votes submitted by Internet or telephone must be received by 1:00 a.m., Central Time, on May 19, 2026.

Even if you plan to attend the meeting, we encourage you to vote your shares by proxy. If you plan to vote in person at the Annual Meeting, and you hold your stock in street name, you must obtain a proxy from your broker and bring that proxy to the meeting. See also “How to attend the Annual Meeting?” below.

May I change my vote?

Yes, if you are a registered stockholder. You may change or revoke your vote at any time before the polls close at the Annual Meeting. You may do this by:

•	If you voted by telephone or the internet, access the method you used and follow the instructions given for revoking a proxy;

•	If you mailed a signed proxy card, then mail a new valid proxy card bearing a later date and return it to us prior to the Annual Meeting;

•	Submitting another valid proxy bearing a later date and returning it to us prior to the meeting;

•	Sending our Secretary a written document revoking your earlier proxy; or

•	Voting again at the Annual Meeting.

However, if you are a beneficial owner and your shares are held in street name by a broker or other nominee, you must contact your broker or such other nominee to change or revoke your proxy.

Who counts the votes?

We have engaged Computershare Trust Company, N.A., our transfer agent, to count the votes represented by proxies cast by telephone, Internet, mail or ballot. An employee of Computershare Trust Company, N.A. will act as our Inspector of Elections.

How are proxies being solicited and who pays the related expenses?

Our board of directors has sent you this proxy statement. Our directors, officers and employees may solicit proxies by mail, by telephone or in person. Those persons will receive no additional compensation for any solicitation activities. We will request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation materials to the beneficial owners of common stock held of record by those entities, and we will, upon the request of those record holders, reimburse reasonable forwarding expenses. We have engaged Georgeson LLC (“Georgeson”) to assist in the distribution of proxy materials and solicitation of votes. The Company will pay Georgeson a base fee of $19,500, plus customary costs and expenses, for these services and has agreed to indemnify Georgeson against certain liabilities in connection with its engagement. We will also pay the costs of preparing, printing, assembling and mailing the proxy materials used in the solicitation of proxies.

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Will my vote be confidential?

Yes. As a matter of Company policy, proxies, ballots and voting tabulations that identify individual stockholders are treated as confidential. Only the tabulation agent and the inspector of elections have access to your vote. Directors and employees of the Company may see your vote only if there is a contested proxy solicitation, as required by law or in certain other special circumstances.

Where can I find the voting results of the Annual Meeting?

We will report the voting results on a Current Report on Form 8-K which will be filed with the SEC no later than four business days after the Annual Meeting.

Will my shares be voted if I don’t provide my proxy and don’t attend the Annual Meeting?

If you do not provide a proxy or vote your shares held in your name, your shares will not be voted.

If you hold your shares in street name, your broker may be able to vote your shares for certain “routine” matters even if you do not provide the broker with voting instructions. As discussed above, Proposal 3 relating to the ratification of Grant Thornton as our independent auditor for 2026 is considered routine. For matters not considered “routine,” if you do not give your broker instructions on how to vote your shares, the broker may not vote on that proposal. This is a broker non-vote.

Proposals 1, 2 and 4 are not considered routine. As a result, no broker may vote your shares on these proposals without your specific instructions.

Could other matters be decided at the Annual Meeting?

We are not aware of any other matters that will be considered at the Annual Meeting. If any other matters are properly presented to be considered and voted on at the Annual Meeting, the persons named in your proxies will vote in accordance with their best judgment. Discretionary authority to vote on other matters is included in the proxy.

Who can attend the meeting?

The Annual Meeting is only open to holders of our Class A Common Stock and Class B Common Stock as of the record date, March 27, 2026.

What do I need to bring to attend the Annual Meeting?

You will need proof of ownership of our common stock to attend the meeting in person. If your shares are in the name of your broker or bank or other nominee, you will need to bring evidence of your stock ownership, such as your most recent brokerage statement. All stockholders will be required to present valid picture identification. IF YOU DO NOT HAVE VALID PICTURE IDENTIFICATION AND PROOF THAT YOU OWN SHARES OF OUR STOCK AS OF THE RECORD DATE, YOU MAY NOT BE ADMITTED INTO THE MEETING.

How to attend the Annual Meeting?

The Annual Meeting will be held at the Petroleum Club of Midland, 501 West Wall Street, Midland, TX 79701. From Midland International Air & Space Port located at 9506 La Force Blvd., keep left on La Force Blvd., turn right on West Highway 80 East toward Odessa, Texas, keep right onto West Highway 80 East, turn left on West Country Road 117, turn left on US-80, continue toward Midland, Texas, take a slight right turn onto West Front Street, turn left onto South Marienfeld Street and turn left onto West Wall Street. The Petroleum Club of Midland is on the left at 501 West Wall Street.

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How can I access the Company’s proxy materials and annual report electronically?

This proxy statement and the Company’s 2025 Annual Report on Form 10-K are available at www.envisionreports.com/VNOM.

Why did I receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the proxy materials?

We are providing access to our proxy materials, including this proxy statement and our 2025 Annual Report on Form 10-K, over the Internet in accordance with the rules of the SEC. As a result, we are mailing to our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials.

Your Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials over the Internet, as well as instructions on how to request a paper copy of our proxy materials by mail.

Our proxy materials are also available at www.envisionreports.com/VNOM.

How can I request a full set of proxy materials?

You may request, without charge, a full set of our proxy materials, including our 2025 Annual Report on Form 10-K, for one year following the annual meeting of stockholders, by following the instructions contained in the Notice of Internet Availability that you received.

What is householding?

The SEC permits a single set of Notice of Internet Availability or annual reports and proxy statements to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. Each stockholder continues to receive a separate proxy card, if a proxy card is provided. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces our mailing and printing expenses.

If you and other residents at your mailing address own shares of our common stock, you may have only received one Notice of Internet Availability of Proxy Materials or annual report and proxy statement, unless we have received contrary instructions from you. If you would like to receive your own set of Notice of Internet Availability of Proxy Materials or the annual report and proxy statement this year or in future years, follow the instructions described below. We will promptly send a separate copy of the Notice of Internet Availability of Proxy Materials or annual report and proxy statement, as applicable. Similarly, if you share an address with another Viper stockholder and together both of you would like to receive in the future only a single Notice of Internet Availability of Proxy Materials or annual report and proxy statement, follow these instructions:

•

If your shares of our Common Stock are registered in your own name, please contact our transfer agent, Computershare Trust Company, N.A., and inform them of your request by calling their toll-free number: (800) 962-4284 or by mail: Computershare Trust Company, N.A., 250 Royall Street, Canton, MA 02021.

•	If a broker or other nominee holds your shares, please contact your broker or nominee.

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SUBMISSION OF FUTURE STOCKHOLDER PROPOSALS

Under SEC rules, a stockholder who intends to present a proposal, other than director nominations, at the 2027 Annual Meeting of Stockholders and who wishes the proposal to be included in the proxy statement for that meeting must submit the proposal in writing to our Secretary. The proposal must comply with the requirements set forth in our bylaws and must be received no later than December 9, 2026.

Our proxy access bylaw provisions permit a stockholder, or a group of up to 20 eligible stockholders, that has continuously owned for no less than three years at least 3% of our outstanding common stock, to nominate and include in our proxy materials up to the greater of two directors and 20% of the number of directors currently serving on the Company’s board, provided that the stockholder(s) and the nominee(s) satisfy the requirements specified in our bylaws. Subject to compliance with other applicable requirements specified in the proxy access provisions of our bylaws, stockholder director nominations for inclusion in our proxy materials for the 2027 Annual Meeting of Stockholders must be received between November 9, 2026 and December 9, 2026.

Stockholders who wish to propose a matter for action at the 2027 Annual Meeting of Stockholders, including the nomination of directors, but who do not wish to have the proposal or nomination included in the proxy statement, must notify the Company in writing of the information required by the provisions of our bylaws dealing with stockholder proposals. The notice must be delivered to our Secretary between January 19, 2027 and February 18, 2027. You can obtain a copy of our bylaws by writing the Secretary at the address below.

In addition to satisfying the foregoing requirements under our bylaws and comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

All written proposals should be directed to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701.

The board of directors is responsible for selecting and recommending director candidates and will consider nominees recommended by stockholders. If you wish to have the board of directors consider a nominee for director, you must send a written notice to our Secretary at the address provided above and include the information required by our bylaws and discussed on this page 80.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 80

OTHER MATTERS

Availability of Annual Report on Form 10-K

SEC rules require us to provide an Annual Report on Form 10-K to stockholders who receive this proxy statement. Additional copies of the 2025 Annual Report on Form 10-K, including the financial statements and the financial statement schedules, are available without charge to stockholders upon written request to Secretary, Viper Energy, Inc., 500 West Texas Ave., Suite 100, Midland, TX 79701 or via the Internet on the SEC’s web site at http://www.sec.gov. We will furnish the exhibits to our 2025 Annual Report on Form 10-K upon payment of our copying and mailing expenses.

Forward-Looking Statements

This proxy statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding Viper’s: future performance; business strategy; future operations and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this proxy statement, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) as they relate to Viper are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Viper believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Viper’s control. Accordingly, forward-looking statements are not guarantees of future performance and Viper’s actual outcomes could differ materially from what Viper has expressed in its forward-looking statements.

Factors that could cause the outcomes to differ materially include (but are not limited to) the following: changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases, and any related company or government policies or actions; actions taken by the members of OPEC and its non-OPEC allies affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing wars in Iran and Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; changes in general economic, business or industry conditions, including changes in foreign currency exchange rates, interest rates, inflation rates, or instability in the financial sector; regional supply and demand factors, including delays, curtailment delays or interruptions of production on Viper’s mineral and royalty acreage, or governmental orders, rules or regulations that impose production limits on such acreage; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change and changing political and social perspectives on climate change and other environmental, social and governance factors; risks from Viper’s cash dividend policy and uncertainties over Viper’s future dividends; restrictions on the use of water, including limits on the use of produced water by Viper’s operators and a moratorium on new produced water well permits recently imposed by the Texas Railroad Commission in an effort to control induced seismicity in the Permian Basin; significant declines in prices for oil, natural gas, or natural gas liquids, which could require recognition of significant impairment charges; changes in U.S. energy, environmental, monetary and trade policies, including with respect to tariffs or other trade barriers and any resulting trade tensions; conditions in the capital, financial and credit markets, including the availability and pricing of capital for drilling and development by Viper’s limited number of operators and Viper’s ability to replace operators in time of bankruptcy or default; changes in availability or cost of rigs, equipment, raw materials, supplies and oilfield services impacting Viper’s operators; the inherent uncertainties over Viper’s estimated reserves, the development of Viper’s proved undeveloped reserves or the yield from project areas on Viper’s properties; the geographical concentration of Viper’s producing properties and reserves in the Permian

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 81

Basin and in a small number of producing horizons; changes in safety, health, environmental, tax and other regulations or requirements impacting Viper or Viper’s operators (including those addressing air emissions, water management, or the impact of global climate change); security threats, including cybersecurity threats and disruptions to Viper’s business from breaches of Diamondback’s information technology systems, or from breaches of information technology systems of Viper’s operators or third parties with whom Viper transacts business; lack of, or disruption in, access to adequate and reliable electrical power, internet and telecommunication infrastructure, information and computer systems, transportation, processing, storage and other facilities impacting Viper’s operators; severe weather conditions and natural disasters; geopolitics, regional conflicts, acts of war or terrorist acts and the governmental or military response thereto; changes in the financial strength of counterparties to the credit facility and hedging contracts of Viper’s operating subsidiary; Viper’s substantial indebtedness and changes in Viper’s credit rating; failure to develop or acquire additional reserves and identify, complete or integrate acquisitions; Viper’s operational dependence on, and control by, Diamondback and potential conflicts of interest thereof; and the risks and other factors disclosed in Viper’s filings with the SEC, including its Forms 10-K, 10-Q and 8-K, which can be obtained free of charge on the SEC’s web site at http://www.sec.gov.

In light of these factors, the events anticipated by Viper’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Viper operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Viper cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward-looking statements it may make. Accordingly, you should not place undue reliance on any forward-looking statements made in this proxy statement. All forward-looking statements speak only as of the date of this proxy statement or, if earlier, as of the date they were made. Viper does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.

No reports, documents or websites that are cited or referred to in this proxy statement shall be deemed to form part of, or to be incorporated by reference into, this proxy statement.

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SCHEDULE A NON-GAAP RECONCILIATIONS

Adjusted EBITDA

Adjusted EBITDA is a supplemental non-GAAP (as defined below) financial measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Viper defines “Adjusted EBITDA” as net income (loss) attributable to Viper Energy, Inc. plus net income (loss) attributable to non-controlling interest (“net income (loss)”) before interest expense, net, non-cash share-based compensation expense, depletion, impairment, non-cash (gain) loss on derivative instruments, (gain) loss on extinguishment of debt, if any, transaction expenses and other non-cash or non-recurring operating expenses, if any, and provision for (benefit from) income taxes. Adjusted EBITDA is not a measure of net income as determined by United States’ generally accepted accounting principles (“GAAP”). Management believes Adjusted EBITDA is useful because it allows them to evaluate Viper’s operating performance and compare the results of its operations from period to period without regard to its financing methods or capital structure. Adjusted EBITDA should not be considered as an alternative to, or more meaningful than, net income, royalty income, cash flow from operating activities or any other measure of financial performance or liquidity presented as determined in accordance with GAAP. Certain items excluded from Adjusted EBITDA are significant components in understanding and assessing a company’s financial performance, such as a company’s cost of capital and tax structure, as well as the historic costs of depreciable assets, none of which are components of Adjusted EBITDA.

The following table presents a reconciliation of the GAAP financial measure of net income (loss) to the non-GAAP financial measures of Adjusted EBITDA (in millions):

Year Ended
December 31, 2025
Net income (loss) attributable to Viper Energy, Inc.	$(68)
Net income (loss) attributable to non-controlling interest	(138)

Net income (loss)	(206)
Interest expense, net	96
Non-cash share-based compensation expense	7
Depletion	607
Impairment	768
Non-cash (gain) loss on derivative instruments	(14)
(Gain) loss on extinguishment of debt	32
Provision for (benefit from) income taxes	(19)
Other non-recurring expenses	31

Consolidated Adjusted EBITDA	$1,302

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APPENDIX A

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

~~NEW COBRA PUBCO~~VIPER ENERGY, INC.

~~New Cobra Pubco~~Viper Energy, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:

1.

The original certificate of incorporation of the Corporation (the “Original Certificate of Incorporation”) was filed with the Secretary of State of the State of Delaware on June 2, 2025. The amended and restated certificate of incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”), which amended and restated the Original Certificate of Incorporation in its entirety, was filed with the Secretary of State of the State of Delaware on August 18, 2025 and became effective at 11:59 pm (local time in Wilmington, Delaware) on August 18, 2025.

2.

The certificate of amendment to the Amended and Restated Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on August 18, 2025 and became effective at 12:03 am (local time in Wilmington, Delaware) on August 19, 2025 (the “Certificate of Amendment”).

~~2~~3.

This Second Amended and Restated Certificate of Incorporation (this ~~Amended and Restated Certificate ofIncorporation, including any Preferred Stock Designations (as defined below) or any resolution or resolutions providing for the issuance of such series of stock adopted by the Board, as any of the foregoing may be amended from time to time, this~~ “Certificate”), which amends and restates the ~~Original~~Amended and Restated Certificate of Incorporation (as amended by the Certificate of Amendment) in its entirety, was duly adopted by the board of directors of the Corporation (the “Board”) in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”) and by the ~~written consent of its sole stockholder~~stockholders of the Corporation in accordance with ~~Section 228~~Sections 242 and 245 of the DGCL.

The Amended and Restated Certificate of Incorporation (as amended by the Certificate of Amendment) is hereby amended and restated in its entirety to read as follows:

~~3.~~	~~The Original Certificate of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows:~~

ARTICLE I

NAME

The name of the Corporation is ~~New Cobra Pubco~~Viper Energy, Inc.

ARTICLE II

PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the DGCL.

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ARTICLE III

REGISTERED AGENT

The street address of the registered office of the Corporation in the State of Delaware is 251 Little Falls Drive, County of New Castle, City of Wilmington, Delaware 19808 and the name of the Corporation’s registered agent at such address is Corporation Service Company.

ARTICLE IV

CAPITALIZATION

Section 4.1 Authorized Capital Stock.

(a) The total number of shares of capital stock that the Corporation is authorized to issue is 2,100,000,000 shares, divided into three classes, consisting of: (i) 1,000,000,000 shares of Class A common stock, with par value of $0.000001 per share (the “Class A Common Stock”); (ii) 1,000,000,000 shares of Class B common stock, with par value of $0.000001 per share (the “Class B Common Stock” and, together with Class A Common Stock, “Common Stock”); and (iii) 100,000,000 shares of preferred stock, par value $0.000001 per share and thereafter as may be established by the Board with respect to any series thereof in the applicable preferred stock designation (the “Preferred Stock”). ~~At the Effective Time, all shares of common stock, par value $0.01 per share, of the Corporation issued and outstanding immediately prior to the Effective Time shall be reclassified into one share of Class A Common Stock, without any further action of the Corporation or any holder thereof.~~

(b) Subject to the rights of the holders of any series of Preferred Stock pursuant to the terms of this Certificate:

(i) the number of authorized shares of Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL;

(ii) in addition to any vote required by law, the number of authorized shares of Class B Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Class B Common Stock, voting separately as a class; and

(iii) the number of authorized shares of any class of stock, other than the Class B Common Stock, may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the stock of the Corporation entitled to vote, voting together as a single class, irrespective of the provisions of Section 242(b)(2) of the DGCL.

Notwithstanding the immediately preceding sentence, the number of shares of Class A Common Stock shall not be decreased at any time below the number of shares of Class A Common Stock then outstanding plus the number of shares of Class A Common Stock issuable at such time in connection with (x) the exchange of all then-outstanding Paired Interests, pursuant to the Exchange Agreement and (y) to the extent required by law, the exercise of all then-outstanding options, warrants, exchange rights, conversion rights or similar rights for Class A Common Stock. Notwithstanding anything in this Certificate to the contrary, the Corporation hereby expressly elects to be governed by Section 242(d) of the DGCL, except to the extent otherwise provided in Section 4.1(b)(ii) of this Certificate or pursuant to the rights of the holders of any series of Preferred Stock.

Section 4.2 Preferred Stock. Shares of Preferred Stock may be issued in one or more series from time to time with each such series to consist of such number of shares and to have such voting powers, full or limited, or

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 85

no voting powers, and such designations, preferences and relative, participating, optional or other special rights, and the qualifications, limitations or restrictions thereof, as shall be stated in the resolution or resolutions providing for the issuance of such series adopted by the Board and included in a certificate of designations (a “Preferred Stock Designation”) filed pursuant to the DGCL, and the Board is hereby expressly vested with the authority, to the full extent now or hereafter provided by law, to adopt any such resolution or resolutions.

Section 4.3 Voting Rights.

(a) Each holder of shares of Common Stock, as such, shall be entitled to one vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing~~;~~, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), holders of Common Stock, as such, shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation) or pursuant to the DGCL.

(b) Except as otherwise expressly required in this Certificate or as required by applicable law, the holders of Class A Common Stock and Class B Common Stock shall vote together as a single class (or, if the holders of more than one series of Preferred Stock are entitled to vote together with the holders of Class A Common Stock and Class B Common Stock, together as a single class with the holders of such other series of Preferred Stock) on all matters submitted to the vote of stockholders generally. There shall be no cumulative voting.

Section 4.4 Dividends, Stock Splits or Combinations.

(a) Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock or any class or series of stock having a preference senior to or the right to participate with the Class A Common Stock with respect to the payment of dividends, dividends of cash or property may be declared and paid on the Class A Common Stock to the extent not prohibited by law, at the times and in the amounts as the Board in its discretion may determine.

(b) Dividends of cash or property shall not be declared or paid on shares of Class B Common Stock, except for: (i) the holders of Class B Common Stock shall be entitled to receive, except to the extent prohibited by law, a mandatory cash dividend, paid quarterly, in an amount per share of Class B Common Stock equal to (A) $20,000 divided by (B) the number of shares of Class B Common Stock then outstanding; and (ii) as provided in Section 4.4(c) with respect to stock dividends.

(c) In no event shall any stock dividend, stock split, reverse stock split or combination or subdivision of stock be declared or made on any class of Common Stock (each, a “Stock Adjustment”) unless either:

(1) (i) a corresponding Stock Adjustment in the class of Common Stock not so adjusted (or corresponding voting power adjustment in the case of shares of Class B Common Stock) at the time outstanding is made in the same proportion and the same manner and (ii) the Corporation causes the Stock Adjustment to be reflected in the same economically equivalent manner on all OpCo Units; or

(2) the act or transaction is approved by the affirmative vote of the holders of each of (i) a majority of the Class A Common Stock outstanding, voting as a separate class; and (ii) a majority of the Class B Common Stock outstanding, voting as a separate class.

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Stock dividends with respect to Class A Common Stock may only be paid with Class A Common Stock or Preferred Stock (or rights to acquire Class A Common Stock or Preferred Stock). Stock dividends with respect to Class B Common Stock may only be paid with Class B Common Stock or Preferred Stock (or rights to acquire Class B Common Stock or Preferred Stock). This Section 4.4(c) shall not be amended unless (i) corresponding changes are made to the OpCo Limited Liability Company Agreement and (ii) such amendment is approved by the affirmative vote of the holders of at least 80% of the Class B Common Stock outstanding, voting as a separate class.

Section 4.5 Liquidation and Other Events. In the event of any voluntary or involuntary liquidation, dissolution or winding-up of the affairs of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation and of the preferential and other amounts, if any, to which the holders of Preferred Stock are entitled, if any, the remaining assets of the Corporation available for distribution shall (i) first be distributed, pari passu, to the holders of Class B Common Stock, ratably in proportion to the number of shares of Class B Common Stock, until the holders of all outstanding Class B Common Stock have received $0.014 (which amount shall be adjusted accordingly in the case of any stock split, subdivision or combination with respect to Class B Common Stock) in respect of each share of Class B Common Stock then outstanding (the “Class B Liquidation Preference”), and (ii) then be distributed, pari passu, to the holders of all outstanding shares of Class A Common Stock, ratably in proportion to the number of shares of Class A Common Stock. Without limiting the rights of the holders of Class B Common Stock to exchange their shares of Class B Common Stock, together with the corresponding OpCo Units constituting the remainder of any Paired Interests in which such shares are included, for shares of Class A Common Stock in accordance with the Exchange Agreement (or for the amounts payable in respect of shares of Class A Common Stock in such voluntary or involuntary liquidation, dissolution or winding-up), the holders of shares of Class B Common Stock, as such, will not be entitled to receive, with respect to such shares, any assets of the Corporation in excess of the Class B Liquidation Preference in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation.

Section 4.6 Issuance and Transfers of Class B Common Stock.

(a) For the avoidance of doubt, a holder of Class B Common Stock may surrender such shares of Class B Common Stock to the Corporation for no consideration at any time. Following the surrender of any shares of Class B Common Stock to the Corporation, the Corporation will take all necessary actions to retire such shares and such shares will not be reissued by the Corporation.

(b) No shares of Class B Common Stock may be issued except to a holder of OpCo Units, such that after such issuance of Class B Common Stock such holder of OpCo Units holds an identical number of OpCo Units and shares of Class B Common Stock; provided, that no shares of Class B Common Stock shall be cancelled in connection with a transfer of an equal number of shares of Class B Common Stock and OpCo Units in accordance with Section 4.6(c) and the provisions of the Exchange Agreement and the OpCo Limited Liability Company Agreement. Any stock certificate representing shares of Class B Common Stock shall include a legend referencing the transfer restrictions set forth herein.

(c) No holder of Class B Common Stock may transfer or assign shares of Class B Common Stock (or any legal or beneficial interest in such shares) to any person unless such holder transfers a corresponding number of OpCo Units to the same person in accordance with the provisions of the Exchange Agreement and the ~~Opco~~OpCo Limited Liability Company Agreement. If any outstanding share of Class B Common Stock ceases to be held by a holder of a corresponding OpCo Unit, such share shall automatically and without further action on the part of the Corporation or such holder be transferred to the Corporation for no consideration and retired.

(d) To the extent OpCo Units are issued to any person, such holder of one or more OpCo Units shall have the right to acquire an equal number of fully paid and non-assessable shares of Class B Common Stock (subject to adjustment as set forth herein) for consideration equal to the aggregate par value thereof, to the same person to which such OpCo Units are issued.

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Section 4.7 Shares Deliverable in Exchange. The Corporation will at all times reserve and keep available out of its authorized and unissued shares of Class A Common Stock, solely for the purpose of the issuance upon exchange of Paired Interests, the number of shares of Class A Common Stock that are issuable upon exchange of all outstanding Paired Interests pursuant to the Exchange Agreement; provided, that nothing contained herein shall be construed to preclude the Corporation from satisfying its obligations in respect of any such exchange by delivery of purchased shares of Class A Common Stock (which may or may not be held in the treasury of the Corporation) or, at the Corporation’s election, cash of an equivalent value in accordance with the Exchange Agreement. Each share of Class A Common Stock that is issued upon the exchange of any Paired Interests will, upon issuance, be validly issued, fully paid and non-assessable.

Section 4.8 Reclassifications. In the event of a reclassification, recapitalization or other similar transaction as a result of which the shares of Class A Common Stock are converted into or exchanged for another security, cash or any other property, then a holder of shares of Class B Common Stock shall be entitled to receive upon conversion or exchange of such shares (together with an equal number of OpCo Units) the number of such securities or the amount of cash or other property that such holder would have received if such conversion or exchange had occurred immediately prior to the record date of such reclassification, recapitalization or other similar transaction, taking into account any adjustment as a result of any subdivision (by any stock split or dividend, reclassification or otherwise) or combination (by reverse stock split, reclassification or otherwise) of such security that occurs after the effective time of such reclassification, recapitalization or other similar transaction or, at the Corporation’s election, cash of an equivalent value in accordance with the Exchange Agreement.

ARTICLE V

RELATED PARTY TRANSACTIONS AND CORPORATE OPPORTUNITIES

The following provisions have been inserted in recognition of the facts set forth in Section 13.1 of Article XIII of this Certificate and are inserted for the management of the business and for the conduct of the affairs of the Corporation, in furtherance of and not in limitation of the powers conferred by law:

Section 5.1 Related Party Transactions. No contract or other transaction of the Corporation with any other person, firm, corporation or other entity in which the Corporation has an interest, shall be invalidated by the fact that any one or more of the directors or officers of the Corporation, individually or jointly with others, may be a party to or may be interested in any contract or transaction so long as the contract or other transaction is approved by the Board in accordance with the DGCL.

Section 5.2 Corporate Opportunities.

(a) In recognition and anticipation that (i) certain directors, principals, officers, employees and/or other representatives of Diamondback Energy, Inc. (“Diamondback”) and its respective Affiliates (defined below) may serve as directors or officers of the Corporation, (ii) Diamondback and its respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, and (iii) members of the Board who are not employees or officers of the Corporation (“Non-Employee Directors”) and their respective Affiliates may now engage and may continue to engage in the same or similar activities or related lines of business as those in which the Corporation, directly or indirectly, may engage and/or other business activities that overlap with or compete with those in which the Corporation, directly or indirectly, may engage, the provisions of this Section 5.2 are set forth to regulate and define the conduct of certain affairs of the Corporation with respect to certain classes or categories of business opportunities as they may involve Diamondback, the Non-Employee Directors or their respective Affiliates and the powers, rights, duties and liabilities of the Corporation and its directors, officers and stockholders in connection therewith.

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(b) None of (i) Diamondback or any of its Affiliates or (ii) any Non-Employee Director or his or her Affiliates (the persons identified in (i) and (ii) above being referred to, collectively, as “Identified Persons” and, individually, as an “Identified Person”) shall have any duty to refrain from directly or indirectly (x) engaging in a corporate opportunity in the same or similar business activities or lines of business in which the Corporation or any of its subsidiaries now engages or proposes to engage or (y) otherwise competing with the Corporation, and, to the fullest extent permitted by the DGCL, no Identified Person shall (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty, in each case, by reason of the fact that such Identified Person engages in any such activities. The Corporation hereby renounces any interest or expectancy in, or in being offered an opportunity to participate in, any business opportunity which may be a corporate opportunity for an Identified Person and the Corporation or any of its subsidiaries, except as provided in paragraph (c) of this Section 5.2. In the event that any Identified Person acquires knowledge of a potential transaction or other business opportunity which may be a corporate opportunity for itself or himself and the Corporation or any of its subsidiaries, such Identified Person shall have no duty to communicate or offer such transaction or other business opportunity to the Corporation or any of its subsidiaries and, to the fullest extent permitted by the DGCL, shall not (A) be deemed to have acted in bad faith or in a manner inconsistent with the best interests of the Corporation or its stockholders or to have acted in a manner inconsistent with or opposed to any fiduciary duty to the Corporation or its stockholders or (B) be liable to the Corporation or its stockholders for breach of any fiduciary duty as a stockholder, director or officer of the Corporation, in each case, by reason of the fact that such Identified Person pursues or acquires such corporate opportunity for itself or himself, or offers or directs such corporate opportunity to another Person.

(c) The Corporation does not renounce its interest in any corporate opportunity offered to any Non-Employee Director (including any Non-Employee Director who serves as an officer of the Corporation) if such opportunity is expressly offered to such person solely in his or her capacity as a director of the Corporation and the provisions of Section 5.2(b) shall not apply to any such corporate opportunity.

(d) In addition to and notwithstanding the foregoing provisions of this Section 5.2, a corporate opportunity shall not be deemed to be a potential corporate opportunity for the Corporation if it is a business opportunity that the Corporation is not financially able or contractually permitted or legally able to undertake, or that is, from its nature, not in the line of the Corporation’s business or is of no practical advantage to it or that is one in which the Corporation has no interest or reasonable expectancy.

(e) For purposes of this Section 5.2, “Affiliate” shall mean (i) in respect of Diamondback, any person that, directly or indirectly, is controlled by Diamondback, controls Diamondback or is under common control with Diamondback and shall include any principal member, director, partner, shareholder, officer, employee or other representative of any of the foregoing (other than the Corporation and any entity that is controlled by the Corporation), (ii) in respect of a Non-Employee Director, any person that, directly or indirectly, is controlled by such Non-Employee Director (other than the Corporation and any entity that is controlled by the Corporation) and (iii) in respect of the Corporation, any person that, directly or indirectly, is controlled by the Corporation other than a person who is an Affiliate of Diamondback pursuant to clause (i) of this paragraph.

(f) To the fullest extent permitted by law, any person purchasing or otherwise acquiring any interest in any shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Section 5.2.

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ARTICLE VI

BOARD OF DIRECTORS

Section 6.1 Board Powers. Except as otherwise provided in this Certificate, the business and affairs of the Corporation shall be managed by, or under the direction of, the Board. In addition to the powers and authority expressly conferred upon the Board by statute, this Certificate or the Bylaws of the Corporation (as amended or restated from time to time, the “Bylaws”), the Board is hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the DGCL and this Certificate; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the Board that would have been valid if such Bylaws had not been adopted.

Section 6.2 Number, Election and Term.

(a) The number of directors constituting the Board shall be not fewer than three nor more than twelve. Subject to the previous sentence, the precise number of directors of the Corporation, other than those who may be elected by the holders of one or more series of Preferred Stock voting separately by class or series, shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the Whole Board. For purposes of this Certificate, “Whole Board” shall mean the total number of directors the Corporation would have if there were no vacancies.

(b) Subject to Section 6.5, a director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

(c) Unless and except to the extent that the Bylaws shall so require, the election of directors need not be by written ballot.

Section 6.3 Newly Created Directorships and Vacancies. Subject to Section 6.5, newly created directorships resulting from an increase in the number of directors and any vacancies on the Board resulting from death, resignation, retirement, disqualification, removal or other cause may be filled solely by a majority vote of the directors then in office, even if less than a quorum, or by a sole remaining director (and not by stockholders), and any director so chosen shall hold office for the remainder of the full term of the class of directors to which the new directorship was added or in which the vacancy occurred and until his or her successor has been elected and qualified, subject, however, to such director’s earlier death, resignation, retirement, disqualification or removal.

Section 6.4 Removal. Subject to Section 6.5, any or all of the directors may be removed from office at any time, with or without cause, by the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote thereon, voting together as a single class and acting at a meeting of the stockholders called and held in accordance with the DGCL, this Certificate and the Bylaws.

Section 6.5 Preferred Stock—Directors. Notwithstanding any other provision of this Article VI, and except as otherwise required by law, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article VI unless expressly provided by such terms.

Section 6.6 Rights with respect to Diamondback Designees.

(a) In connection with any annual or special meeting of stockholders of the Corporation at which directors are elected (or any action by stockholder consent to elect directors in lieu of a stockholder meeting), for so long

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as the Diamondback Entities collectively beneficially own at least 25% of the outstanding Common Stock, Diamondback shall have the right to designate up to three persons to serve as directors of the ~~Company~~Corporation (any person so designated, a “Diamondback Designee”).

(b) Initially there are two Diamondback Designees: Travis D. Stice and Kaes Van’t Hof, and the size of the Board shall be increased to allow for the election or appointment, as applicable, of any additional Diamondback Designees. In the event of the removal, death or resignation of a Diamondback Designee, Diamondback shall have the right to designate a replacement Diamondback Designee to fill the resulting vacant directorship. Before the expiration of a Diamondback Designee’s term of office at a meeting of stockholders (or pursuant to a stockholder consent in lieu of a meeting), Diamondback may designate a successor Diamondback Designee as a replacement to serve as a director upon the expiration of the term of the predecessor designee.

(c) Whenever Diamondback designates a Diamondback Designee to serve as a director of the Corporation pursuant to this Certificate of Incorporation, Diamondback will cause such designee to complete all questionnaires then required of the other directors of the Corporation and shall make the designee available for an interview with the Board or one of its authorized committees. The Board shall promptly nominate (in the case of a director election by stockholders) or appoint (in the case of a vacancy or newly created directorship) the Diamondback Designee as a director unless the Board withholds its consent to such designee, provided that such consent shall not be unreasonably withheld. If the Board withholds its consent, the Board shall notify Diamondback of its objections to the Diamondback Designee in a writing that explains with reasonable detail the basis for withholding consent. If the Board reasonably withholds its consent, Diamondback shall designate a substitute person as a Diamondback Designee who shall be nominated (in the case of a director election by stockholders) or appointed (in the case of a vacancy or newly created directorship) as a director of the Corporation by the Board in accordance with, and subject to, this paragraph.

(d) For the avoidance of doubt, the rights provided to Diamondback in this Section 6.6 are not exclusive, and Diamondback shall have the same rights and privileges that are accorded to other stockholders with respect to the nomination, election and removal of all directors and may exercise any rights or privileges of proxy access accorded to stockholders under this Certificate of Incorporation, the Bylaws or applicable law.

(e) The foregoing provisions of this Section 6.6 have been inserted in this Certificate of Incorporation in accordance with Section 141(a) of the ~~Delaware General Corporation Law~~DGCL. The Board of Directors is hereby directed to comply with this Section 6.6, and the business and affairs of the Corporation shall be managed by or at the direction of the Board of Directors constituted, appointed and elected in accordance with this Article VI, including this Section 6.6.

(f) Whenever the Corporation solicits proxy or consent materials for the election of directors, the Corporation shall include in its proxy or consent materials, and on each proxy or consent card, each Diamondback Designee, irrespective of whether the Board has reasonably withheld its consent to the Diamondback Designee’s appointment as a director or nomination for director election. The proxy materials shall also contain a statement by Diamondback in favor of each Diamondback Designee, provided that Diamondback shall be solely responsible for any liability relating to any inaccuracy in such statement. Neither Diamondback, nor any Diamondback Designee, shall be subject to the provisions in the Bylaws that (but for this Article) would otherwise apply for the nomination by stockholders of candidates for director election or that would otherwise apply to allow stockholders to include such candidates in the Corporation’s proxy materials or on its proxy card.

(g) The provisions of this Section 6.6 shall apply notwithstanding any other provision of this Certificate of Incorporation to the contrary. In addition to any other vote required or provided by law, any amendment, alteration or repeal of, or the adoption of any provision inconsistent with, this Section 6.6, in each case, whether by merger, consolidation, conversion or otherwise, shall require the affirmative vote of the holders of at least 75% of the voting power of the Class A Common Stock and Class B Common Stock, considered together as one class. From and after the first date that the Diamondback Entities collectively beneficially own less than 25% of

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the outstanding Common Stock, this Section 6.6 shall no longer be effective and shall be rendered inoperative, except that any Diamondback Designee then serving as a director of the Corporation shall serve the remainder of his or her term of office and shall continue in office until his or her resignation or removal or until a successor is elected and qualified.

ARTICLE VII

BYLAWS

In furtherance and not in limitation of the powers conferred upon it by law, the Board shall have the power to adopt, amend, alter or repeal the Bylaws. The affirmative vote of a majority of the Whole Board shall be required to adopt, amend, alter or repeal the Bylaws. The Bylaws also may be adopted, amended, altered or repealed by the stockholders; provided, however, that in addition to any vote of the holders of any class or series of capital stock of the Corporation required by law or by this Certificate (including any Preferred Stock Designation), the affirmative vote of the holders of at least a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required for the stockholders to adopt, amend, alter or repeal the Bylaws.

ARTICLE VIII

MEETINGS OF STOCKHOLDERS

Section 8.1 No Action by Written Consent. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly called annual or special meeting of the stockholders, unless the Board approves in advance the taking of such action by means of written consent of the stockholders.

Section 8.2 Special Meetings. Except as otherwise required by law or the terms of any one or more series of Preferred Stock, special meetings of stockholders of the Corporation may be called by any of the following: (i) at any time by ~~any of~~ the Chairman of the Board, the Chief Executive Officer, or the Board pursuant to a resolution adopted by a majority of the Whole Board; and (ii) subject to the procedures and limitations set forth in the Bylaws, by the Chairman of the Board or the Board following receipt by the Secretary of the Corporation of the written request (which request shall comply with the requirements and procedures set forth in the Bylaws) of one or more stockholders of the Corporation (acting on their own behalf and not by assigning or delegating their rights to any other person or entity) that ~~hold~~together have continuously held, for their own accounts, beneficial ownership of at least 20% aggregate “net long position” of the issued and outstanding voting stock of the Corporation entitled to vote generally in the election of directors (the “Requisite Percent”) for at least one year prior to the date such request is delivered to the Corporation and at the special meeting date. For purposes of determining the Requisite Percent, “net long position” shall be determined with respect to each requesting stockholder by subtracting such stockholder’s short position from such stockholder’s long position, based on Rule 14e-4 under the Securities Exchange Act of 1934, as amended (as such Rule is amended from time to time or, if applicable, any successor Rule), provided that: (A) for the purposes of such definition, reference in such Rule to: (1) the “date that a tender offer is first publicly announced or otherwise made known by the bidder to holders of the security to be acquired” shall be the date of the relevant special meeting request; (2) the “highest tender offer price or stated amount of the consideration offered for the subject security” shall refer to the closing sales price of the Corporation’s common stock on the primary securities exchange on which such stock is listed on such date (or, if such date is not a trading day, the next succeeding trading day); (3) the “person whose securities are the subject of the offer” shall refer to the Corporation; and (4) a “subject security” shall refer to the issued and outstanding voting stock of the Corporation; and (B) the net long position of such stockholder shall be reduced by the number of shares as to which such stockholder does not, or will not, have the right to vote on its own behalf at the

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special meeting or as to which such stockholder has entered into any derivative or other agreement, arrangement, or understanding that hedges or transfers, in whole or in part, directly or indirectly, any of the economic consequences of ownership of such shares. Special meetings of stockholders of the Corporation may not be called by any person or persons other than those specified in this Section 8.2.

Section 8.3 Advance Notice. Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE IX

LIMITATION OF DIRECTOR LIABILITY; INDEMNIFICATION AND ADVANCEMENT OF EXPENSES

Section 9.1 Limitation of Director and Officer Liability. To the fullest extent that the DGCL or any other law of the State of Delaware (as the same exists or is hereafter amended) permits the limitation or elimination of the liability of directors or officers, no person who is or was a director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer, as applicable. Any repeal or amendment of this Section 9.1 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.1 will, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to further limit or eliminate the liability of directors and/or officers) and shall not adversely affect any right or protection of a director or officer of the Corporation existing at the time of such repeal or amendment or adoption of such inconsistent provision with respect to acts or omissions occurring prior to such repeal or amendment or adoption of such inconsistent provision. Solely for purposes of this Section 9.1, “officer” shall have the meaning determined in accordance with Section 102(b)(7) of the DGCL, as amended from time to time.

Section 9.2 Indemnification and Advancement of Expenses.

(a) To the fullest extent permitted by applicable law, as the same exists or may hereafter be amended, the Corporation shall indemnify and hold harmless each person who is or was made a party or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “proceeding”) by reason of the fact that he or she is or was a director or officer of the Corporation or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, other enterprise or nonprofit entity, including service with respect to an employee benefit plan (an “indemnitee”), whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, or in any other capacity while serving as a director, officer, employee or agent, against all expenses, liability and loss (including, without limitation, attorneys’ fees, judgments, fines, ERISA excise taxes and penalties and amounts paid in settlement) reasonably incurred or suffered by such indemnitee in connection with such proceeding. The right to indemnification conferred by this Section 9.2 shall include the right to be paid by the Corporation the expenses incurred in defending or otherwise participating in any such proceeding in advance of its final disposition; provided, however, that, if the DGCL requires, an advancement of expenses shall be made only upon delivery to the Corporation of an undertaking, by or on behalf of the indemnitee, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the indemnitee is not entitled to be indemnified for the expenses under this Section 9.2 or otherwise. The rights to indemnification and advancement of expenses conferred by this Section 9.2 shall be contract rights and such rights shall continue as to an indemnitee who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators. Notwithstanding the foregoing provisions of this Section 9.2, except for proceedings to enforce rights to indemnification and advancement of expenses, the Corporation shall indemnify and advance expenses to

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an indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Board.

(b) The rights to indemnification and advancement of expenses conferred on any indemnitee by this Section 9.2 shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise.

(c) Any repeal or amendment of this Section 9.2 by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Section 9.2, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

(d) This Section 9.2 shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.

ARTICLE X

AMENDMENT OF CERTIFICATE OF INCORPORATION

The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate (including any Preferred Stock Designation), in the manner now or hereafter prescribed by this Certificate and the DGCL; and, except as set forth in Article IX, all rights, preferences and privileges herein conferred upon stockholders, directors, officers or any other persons by and pursuant to this Certificate in its present form or as hereafter amended are granted subject to the right reserved in this Article X.

ARTICLE XI

SECTION 203

The Corporation shall not be governed by the provisions of Section 203 of the DGCL.

ARTICLE XII

CHOICE OF FORUM

Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation; (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former director, officer, employee or stockholder of the Corporation to the Corporation or the Corporation’s stockholders; (iii) any action asserting a claim against the Corporation arising pursuant to any provision of the DGCL, this Certificate or Bylaws; or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. The foregoing sentence shall not apply to claims arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or other federal securities laws for which there is exclusive federal or concurrent federal and state jurisdiction. Any person or entity purchasing or otherwise acquiring any interest in ~~share~~shares of capital stock of the Corporation shall be deemed to have notice of and to have consented to the provisions of this Article XII.

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ARTICLE XIII

OTHER MATTERS

Section 13.1 Acknowledgments. The provisions of Section 6.6 and this Article XIII have been adopted and effected in recognition that:

(a) The Corporation engages in a line of business to own and acquire mineral and royalty interests in oil and natural gas properties.

(b) The Corporation has entered into, and desires to continue to enter into, leases of its mineral or other oil and gas interests with one or more Diamondback Entities as the operator.

Section 13.2 Services Agreement. The Board of Directors is hereby authorized and directed to cause the Corporation to perform its obligations pursuant to the Services Agreement, and the business and affairs of the Corporation may be managed in accordance with the terms of the Services Agreement.

Section 13.3 Officer Appointments.

(a) So long as Diamondback Entities collectively own at least 25% of all outstanding shares of Common Stock, the Board shall not appoint any person other than a Seconded Employee (as defined in the Services Agreement) as an executive officer of the Corporation unless such appointment is approved, in advance of the effectiveness of such appointment, by either (i) the written consent of Diamondback (which consent shall not be unreasonably withheld or conditioned) or (ii) the affirmative vote of the holders of at least 80% of the voting power of the capital stock of the Corporation entitled to vote thereon.

(b) During the term of the Services Agreement, with respect to any Seconded Employee (as defined in the Services Agreement) who may be a “named executive officer” (as defined in Item 402(a)(3) of Regulation S-K promulgated under the Securities Exchange Act of 1934) of the Corporation or of Diamondback, the Corporation shall not pay, award or issue any equity compensation (or any other compensation) to such Seconded Employee unless such payment, award or issuance is approved by either (i) the written consent of Diamondback (which consent shall not be unreasonably withheld or conditioned) or (ii) the affirmative vote of the holders of at least 80% of the voting power of the capital stock of the Corporation entitled to vote thereon.

Section 13.4 Authorization; Amendment; and Effect.

(a) The foregoing provisions of this Article XIII have been adopted pursuant to Section 141(a) of the DGCL, and the Board of Directors of the Corporation shall manage the business and affairs of the Corporation in a manner consistent with such provisions. The directors of the Corporation shall have no duty to consider or take any action inconsistent with this Article XIII.

(b) In addition to any other vote required or provided by law, any amendment, alteration or repeal of, or the adoption of any provision inconsistent with, this Article XIII, in each case, whether by merger, consolidation, conversion or otherwise, shall require the affirmative vote of the holders of at least 75% of the voting power of the Class A Common Stock and Class B Common Stock, considered together as one class.

(c) From and after the first date that the Diamondback Entities collectively beneficially own less than 25% of the outstanding shares of Common Stock, Sections 13.1 through Sections 13.3 and subsection (a) and (b) of this Section 13.4 of this Article XIII shall no longer be effective in any respect and shall be rendered inoperative.

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 95

ARTICLE XIV

CERTAIN DEFINITIONS AND OTHER PROVISIONS

Section 14.1 Certain Definitions. As used in this Certificate, unless the context otherwise requires or as set forth in another Article or Section of this Certificate, the term:

(a) “Diamondback Entity” means Diamondback or any of its subsidiaries (excluding the Corporation and its subsidiaries, including Viper OpCo).

(b) “Exchange Agreement” means that certain Amended and Restated Exchange Agreement, among the Corporation, Viper OpCo, Diamondback and Diamondback E&P LLC, as such agreement may be amended, supplemented, or restated from time to time.

(c) “OpCo Limited Liability Company Agreement” means the limited liability company agreement of Viper OpCo as in effect at the applicable time of determination.

(d) “OpCo Unit” means a limited liability company interest in Viper OpCo having the rights and obligations specified with respect to a “Unit” in the OpCo Limited Liability Company Agreement.

(e) “Paired Interest” means one OpCo Unit together with one share of Class B Common Stock, subject to adjustment pursuant to the Exchange Agreement.

(f) “person” means any individual, corporation, general or limited partnership, limited liability company, joint venture, trust, association or any other entity.

(g) “Services Agreement” means that certain Services and Secondment Agreement among the Corporation, Viper OpCo, and Diamondback E&P LLC, as such agreement may be further amended, supplemented or restated from time to time.

(h) “Viper OpCo” means ~~Viper Energy Partners~~VNOM Holding Company LLC or its successor (including pursuant to a merger, share exchange, conversion or other similar transaction in which the equity interests of Viper OpCo are exchanged or converted for equity interests of another entity (“New OpCo”), in which case Viper OpCo shall refer to New OpCo or its successor from and after the closing of such transaction).

Section 14.2 Facts Ascertainable. When the terms of this Certificate refer to a specific agreement or other document or a decision by any body, person or entity to determine the meaning or operation of a provision of this Certificate, the Secretary of the Corporation shall maintain a copy of such agreement, document or decision at the principal executive offices of the Corporation and a copy thereof shall be provided free of charge to any stockholder who makes a request therefor. Unless otherwise expressly provided in this Certificate, a reference to any specific agreement or other document shall be deemed a reference to such agreement or document as amended from time to time in accordance with the terms of such agreement or document.

Section 14.3 Severability. To the extent that any provision of this Certificate is found to be invalid or unenforceable, such invalidity or unenforceability shall not affect the validity or enforceability of any other provision of this Certificate, and following any determination by a court of competent jurisdiction that any provision of this Certificate is invalid or unenforceable, this Certificate shall contain only such provisions (i) as were in effect immediately before such determination and (ii) were not so determined to be invalid or unenforceable.

Section 14.4 Effective Time. This Certificate ~~of Incorporation~~ shall become effective at ~~11:59 pm~~[11:59] pm (local time in Wilmington, Delaware) on ~~August 18~~[   ], ~~2025~~2026 (the “Effective Time”).

[Signature Page Follows]

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 96

IN WITNESS WHEREOF, the Corporation has caused this ~~Amended and Restated~~ Certificate ~~of Incorporation~~ to be signed by a duly authorized officer of the Corporation, on ~~August 18~~[   ], ~~2025~~2026.

By:	~~/s/ Kaes Van’t Hof~~
Name:	Kaes Van’t Hof
Title:	Chief Executive Officer

VIPER ENERGY, INC. • 2026 PROXY STATEMENT 97

VIPER ENERGY, INC.

Viper Energy, Inc. Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Votes submitted electronically must be received by 1:00 AM, Central Time, on May 19, 2026. Online Go to https://www.envisionreports.com/VNOM or scan the QR code — login details are located in the shaded bar below. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. https://www.envisionreports.com/VNOM 2026 Annual Meeting Proxy Card qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2, 3 and 4. 1. Election of Directors: For Against Abstain For Against Abstain For Against Abstain 01 - Laurie H. Argo 02 - Spencer D. Armour III 03 - Frank C. Hu 04 - W. Wesley Perry 05 - James L. Rubin 06 - Travis D. Stice 07 - Kaes Van’t Hof 08 - Steven E. West 2. The approval, on an advisory basis, of the compensation of the For Against Abstain 3. The ratification of the appointment of Grant Thornton LLP For Against Abstain Company’s named executive officers. as the Company’s independent auditor for the fiscal year ending December 31, 2026. 4. The approval of an amendment to the Company’s certificate of incorporation to provide that stockholders holding at least 20% of the voting power, determined on a net long basis, continuously for at least one year, may call special meetings of stockholders, and other immaterial changes. B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 1 UPX 048N4C

2026 Annual Meeting Admission Ticket 2026 Annual Meeting of Viper Energy, Inc. Stockholders Tuesday, May 19, 2026, 10:00 AM Central Time Petroleum Club of Midland 501 West Wall Street Midland, Texas 79701 Upon arrival, please present this admission ticket and photo identification at the registration desk. Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at https://www.envisionreports.com/VNOM qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q Proxy — Viper Energy, Inc. Annual Meeting of Stockholders This Proxy is Solicited on Behalf of the Board of Directors The undersigned hereby appoints Kaes Van’t Hof, Teresa L. Dick and Will Krueger (together, the “Proxies”), and each of them, with full power of substitution, as proxies to vote the shares that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Viper Energy, Inc. (the “Company”) to be held on May 19, 2026 at 10:00 AM Central Time and at any adjournments and postponements thereof. The undersigned acknowledges receipt of the 2026 Notice of Annual Meeting, the accompanying Proxy Statement and the 2025 Annual Report to Stockholders and revokes all prior proxies for said meeting. THE SHARES REPRESENTED BY THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO SPECIFIC DIRECTION IS GIVEN AS TO THE PROPOSALS ON THE REVERSE SIDE, THIS PROXY WILL BE VOTED FOR EACH OF THE NOMINEES NAMED IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4, ALL IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATION. IMPORTANT—PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. THANK YOU FOR VOTING. (Continued and to be marked, dated and signed on reverse side.) C Non-Voting Items Change of Address — Please print new address below.